Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.


                          GREENWICH INTERNATIONAL, LTD.
                           1 Jermyn Street, 7th Floor,
                            London, England SW1Y 4UH


                                                          28 March 1996




City Mortgage Corporation Limited
19 Cavendish Square
London W1A 2AW

Attention:        David Steene
                  Managing Director



Dear Sirs,


          PURCHASE COMMITMENT ("COMMITMENT") WITH RESPECT TO FIRST AND
               SECOND MORTGAGE LOANS LOCATED IN THE UNITED KINGDOM


WHEREAS, Greenwich International, Ltd. or an affiliate thereof ("Greenwich" and in its capacity as purchaser, the "Purchaser") has agreed to purchase, and City Mortgage Corporation Limited on behalf of itself and its present and future affiliates (collectively, the "Company"; and collectively as seller, the "Seller") has agreed to sell, certain first and second ranking, primarily residential, variable rate mortgage loans which are described herein;

NOW THEREFORE, in consideration of the mutual agreements herein contained, Greenwich and the Company confirm the following with effect from 1 January 1996:

          1. GENERAL DESCRIPTION OF THE LOANS: Variable rate, first and second ranking, primarily residential, mortgage loans originated or acquired by the Company under the programs described in Exhibits A-1 and A-2 attached hereto governed by mortgage loan and related or ancillary documentation in a form to be agreed between the parties hereto (acting reasonably and with due expedition) and subject to the Company's Quality Control Manual and mortgaged property evaluation processes (including the Customer Care Booklets), in each case as varied from time to time with the consent of Greenwich (the "Programs" and each a "Program") (such loans, the "Loans"). In addition, the expression "Loans" shall include all mortgage loans purchased by the Purchaser pursuant to a Commitment Letter dated 26 May 1995 between the Company and Greenwich.

               Loans generated under the Program referred to in Exhibit A-1 are referred to herein as "Amortising Loans" and Loans generated under the Program referred to in Exhibit A-2 are referred to herein as "Interest Only Loans".

               If the Company wishes to alter any Program or substitute a Program it shall only be entitled to do so with the written consent of Greenwich. When delivering a request to Greenwich for a consent to any such alteration or substitution, the Company shall simultaneously deliver to Greenwich a Program Approval Specification in the form or substantially the form of Exhibit B (as amended from time to time with the agreement of the parties hereto and, in the case of Greenwich, such consent or agreement shall not be unreasonably withheld or delayed).

          2. UNDERWRITING, ORIGINATION AND SERVICING OF THE LOANS: Each Loan shall, in all material respects, comply with and conform to the terms and specifications for the category of Loans of which it is one set forth in the description in the relevant Program applicable to such category of Loan.

               Servicing of the Loans shall be performed by City Mortgage Servicing Limited (the "Servicer") or, if required by investors, credit enhancement providers or rating agencies, by a sub-servicer or master servicer designated by Greenwich, pursuant to the servicing procedures described in the Company's servicing manual in the form agreed between the parties as at the date hereof, as amended from time to time with the approval of Greenwich, such approval not to be unreasonably withheld (the "Servicing Manual") and in accordance with industry standards for first and second ranking residential mortgage loans for properties located in the United Kingdom, as applicable. All Gross Interest and all Sale Premiums (each as defined below) shall be paid to the Servicer for distribution in accordance with Sections 5, 6 and 7. The fees payable to any such sub-servicer or master servicer shall, unless otherwise agreed by the parties, be paid out of the Servicing Fee Rate, the Primary Rate and the Origination Rate (each as defined below), as agreed by the parties.

               Subject to the payment allocation priorities described in Sections 5 and 6 hereof, out of collections of Gross Interest on Amortising Loans sold to the Purchaser (a) the Servicer shall be entitled on each Distribution Date (as defined below) to receive a servicing fee (exclusive of value added tax at the applicable rate) equal to one-twelfth of 0.35% (35 basis points) per annum (the "Servicing Fee Rate") on the Stated Principal Balance (as defined below) with respect to the Distribution Date of each such Amortising Loan serviced by it and (b) the Company shall be entitled on each Distribution Date to receive an amount equal to one-twelfth of 0.65% (65 basis points) per annum (the "Primary Rate") on the Stated Principal Balance with respect to the Distribution Date of each Amortising Loan and a further amount on each Distribution

                  Date equal to one-twelfth of 1.50% (150 basis points) per annum (the "Origination Rate") on the Stated Principal Balance with respect to the Distribution Date of each Amortising Loan (such amounts, among others, to be held on trust absolutely for the Company). In addition, the Servicer shall be entitled to retain any ancillary servicing revenues (e.g. insurance commissions) as additional servicing compensation.

                  Subject to the payment allocation priorities described in Sections 5 and 6 hereof, out of collections of Gross Interest on the Interest Only Loans sold to the Purchaser (a) the Servicer shall be entitled on each Distribution Date (as defined below) to receive a servicing fee (exclusive of value added tax at the applicable rate) equal to one-twelfth of the Servicing Fee Rate on the Principal Balance (as defined below) with respect to the Distribution Date of each such Interest Only Loan serviced by it and (b) the Company shall be entitled on each Distribution Date to receive an amount equal to one-twelfth of the Primary Rate on the Principal Balance of each Interest Only Loan and a further amount on each Distribution Date equal to one-twelfth of the Origination Rate on the Principal Balance of each Interest Only Loan (such amounts, among others, to be held on trust absolutely for the Company). In addition, the Servicer shall be entitled to retain any ancillary servicing revenues (e.g. insurance commissions) as additional servicing compensation.

                  "Gross Interest" means, with respect to a Loan, the sum of (i) all collections allocable to interest on such Loan calculated at the concessionary rate or at the non-concessionary rate, as applicable excluding additional interest payable on default by a borrower (which shall be the property of and be distributed to the Seller) and (ii) all Rule of 78s Amounts received with respect to such Loan and other payments receivable on the early settlement, termination or repayment of such Loan. "Rule of 78s Amounts" means, with respect to a Loan that is prepaid (whether in whole or in part) by the related borrower, the excess, if any, of (i) the amount of interest, other than default interest, and principal paid by the borrower under such Loan at the date of prepayment calculated in accordance with the Rule of 78s method and the terms of the related Loan (including any applicable period of deferment) over (ii) the amount of interest and Principal that would be required to be paid by the borrower under such Loan at the date of prepayment calculated on an actuarial basis.

         3. PURCHASE AND SALE OF LOANS: Except as otherwise provided herein, the Company agrees that during the term of this Commitment (i) it will offer to the Purchaser for purchase by it, at the price described in Section 4 below and otherwise in accordance with this Commitment, all of the Loans originated or acquired by the Company and (ii) the Company will not sell any Loans (other than any Loan offered to the Purchaser that the Purchaser has theretofore advised the Company that it will not purchase because it does not comply with the terms hereof) to any person other than the Purchaser; provided, however, that such covenants and undertakings shall not apply in respect of loans made or offered to be made in the United Kingdom as at the date of this Commitment pursuant to existing arrangements or agreements to which the Company or Equity Group Holdings Limited is a party as at the date of this Commitment to the extent permitted under the Shareholders' Agreement referred to below. In addition, the Company agrees that it will, for the benefit of Greenwich and to the same extent as if Greenwich were a party thereto, enforce the covenants and undertakings relating to the foregoing made by the several parties to that certain Shareholders Agreement, dated April 5, 1995, relating to the establishment of City Mortgage Corporation Limited, in
                  Section 11 of such Shareholders' Agreement.

                  Subject to the terms hereof, the Purchaser agrees that during the term of this Commitment it will purchase all Loans offered to it by the Company that comply with the terms of this Commitment. It is understood and agreed that the Purchaser will not be required to purchase any Loan until such time as
                  (i) the Company and, if necessary or advisable, the Servicer and the Purchaser shall have obtained all required or appropriate licenses and authorisations to enter into and consummate the transactions contemplated by this Commitment with respect to such Loans, and (ii) any such Loan is no longer subject to any related borrower's right to rescind such Loan as provided under applicable laws and regulations. Greenwich agrees that in the event that licensing or regulatory approval is necessary or appropriate for it to engage in the transactions contemplated hereby with respect to Loans, it will promptly proceed with the necessary applications. Greenwich, on behalf of itself and its present and future affiliates, agrees that during the term of this Commitment, without the consent of the Company, Greenwich will not enter into any arrangements with a person other than the Company (or an affiliate of the Company) with respect to transactions substantially similar to the transactions contemplated by this Commitment with respect to mortgage loans similar to the Loans (including with respect to the credit quality of the related borrowers) secured by properties located in the United Kingdom.

         4. PURCHASE PRICE FOR LOANS SOLD TO PURCHASER: The Loans shall be sold by the Seller in multiple fundings (each a "Funding", and the date on which such Funding occurs, the "Funding Date") as described herein pursuant to one or more definitive agreements by and between the Purchaser and the Seller, as described in
                  Section 8 hereof. It is expected that the Seller will request the Purchaser to purchase Loans pursuant to this Commitment as frequently as daily.

                  On each Funding Date, the Seller shall sell and the Purchaser shall purchase, for the consideration set out below (and subject to the terms and conditions set out in the agreed form of Mortgage Loan Purchase Agreement ("Mortgage Loan Purchase Agreement") to be entered into between the parties hereto as soon as practicable after the date hereof in substantially the form set out in Exhibit D hereto with any further amendments required to give effect to this Commitment or such other form as the parties may agree) the mortgages securing the Loans together with, for the avoidance of doubt, all the interests, rights and entitlements of the Seller in and to the relevant Loans, and so that the Purchaser shall be entitled at any time after the relevant Funding Date to complete the transfer of legal title to the relevant Loans and undertake all necessary registrations and notifications in that regard.

                  On and from such sale and purchase, the Purchaser shall hold its interests, rights and entitlements in respect of the relevant Loans on trust for itself and the Seller absolutely in undivided shares equal to their respective entitlements under Sections 5, 6 and 7 below, the agreement to declare such trust to form part of the Purchase Price.

                  A.  Initial Period and Interim Percentage.

                  (1) Unless otherwise agreed by the parties, on each Funding Date relating to Amortising Loans the Purchaser shall pay to the Seller an amount in respect of each Amortising Loan the subject of such Funding (each such amount expressed as a percentage of the aggregate Cut-off Date Balance (as defined below) of such Loans, an "Amortising Loan Interim Percentage") equal to the lesser of (i) the Cut-off Date Balance of each related Amortising Loan and (ii) the market value of each related Amortising Loan as determined in good faith by the Purchaser. In addition to such Amortising Loan Interim Percentage, the Purchaser shall pay to the Seller accrued interest on the Cut-off Date Balance of each Amortising Loan from the date of origination of such Amortising Loan (or, if later, from the date of purchase thereof by the Purchaser) up to but not including the relevant Funding Date (the "Amortising Loan Initial Period") calculated at the related Remittance Rate (as defined below).

                  (2) Unless otherwise agreed by the parties, on each Funding Date relating to Interest Only Loans the Purchaser shall pay to the Seller an amount in respect of each Interest Only Loan the subject of such Funding (each such amount expressed as a percentage of the Principal Balance of such Loans, an "Interest Only Loan Interim Percentage") equal to the lesser of (i) the Principal Balance of each related Interest Only Loan and (ii) the market value of each related Interest Only Loan as determined in good faith by the Purchaser. In addition to such Interest Only Loan Interim Percentage, the Purchaser shall pay to the Seller accrued interest on the Principal Balance of each Interest Only Loan from the date of origination of such Interest Only Loan (or, if later, from the date of purchase thereof by the Purchaser) up to but not including the relevant Funding Date (the "Interest Only Loan Initial Period") calculated at the related Remittance Rate.

                  The "Remittance Rate" will be equal to 155 basis points plus one month LIBOR, unless otherwise agreed by the parties. As used herein, "LIBOR" means the percentage interest rate per annum for the time being offered in the London Interbank Market to prime banks for sterling deposits, as initially set on the related Funding Date (or in the case of a Premium Advance Amount (as defined below) loaned to the Company on a date other than the Funding Date, the date such loan is advanced to the Company) and re-set on such day each month as the parties shall provide in the Flow Agreement (as defined below). During such Amortising Loan Initial Periods or Interest Only Loan Initial Periods, collections of Gross Interest on the Loans shall be distributed as provided in
                  Section 5.

                  B.  Subsequent Sale of Loans

                  (1) Amortising Loan Provisions. The sale price (expressed as a percentage of the Disposition Cut-off Balance (as defined below) of the related Amortising Loans; such percentage, the "Sale Percentage") for any Amortising Loan will be determined either (i) at the date that the pool of Amortising Loans that includes such Amortising Loan is resold by the Purchaser or transferred into a securitisation vehicle for the purpose of issuing securities backed by such Amortising Loans (any such resale or transfer and including any repurchase of a Sold Away Amortising Loan (as defined below) by the Company, a "Disposition") or (ii) at such earlier date as the parties shall agree. The Company and the Purchaser shall participate in the Sale Percentage to the extent (if any) set out in Sections 6 and 7. The parties acknowledge and agree that a Disposition may be structured in "steps" such that a pool of Amortising Loans is first sold back to an affiliate of the Company or the Company at a price equal to the aggregate of the related Amortising Loan Interim Percentage and the related Disposition Fee Percentage (as defined below) times the related aggregate Stated Principal Balance (as defined below) of such Amortising Loans together with interest on the Stated Principal Balance at the Remittance Rate plus the Servicing Fee Rate (or such other price as the parties shall agree) and is then transferred by the affiliate or the Company at the related Sale Percentage times the Disposition Cut-off Balance (plus accrued interest as agreed) to a third party purchaser or into a securitisation vehicle, the Company and the Purchaser to participate in the Sale Percentage to the extent (if any) set out in Sections 6 and 7.

                  Except with respect to Sold Away Amortising Loans, the Sale Percentage with respect to any pool of Amortising Loans will be equal to the market value of such Amortising Loans, as determined in good faith by the Purchaser and, prior to an event of default by the Company under the Flow Agreement, as agreed to by the Company (each such determination and acceptance, a "Final Pricing"). In connection with any proposed Final Pricing, if Greenwich and the Company cannot agree on the market value of an Amortising Loan, the Company (upon reasonable prior notice) shall be permitted to repurchase such Amortising Loan from Greenwich for resale to an unrelated third party (each, a "Sold

                  Away Amortising Loan") at a price to Greenwich equal to the related Interim Percentage times the Disposition Cut-Off Balance of such Amortising Loan, together with interest on the Disposition Cut-off Balance of such Amortising Loan at the Remittance Rate plus the Servicing Fee Rate.

                  The Company agrees that Greenwich (upon reasonable prior notice) will have the right to establish the Sale Percentage for any Amortising Loan that the Company proposes to repurchase as a Sold Away Amortising Loan for which the Company has received a bona fide purchase offer from a third party, such Sale Percentage so established by Greenwich to reflect the same economics to the Company as the offer to the Company from such third party. Any such Amortising Loan for which Greenwich so establishes a Sale Percentage will not be a Sold Away Amortising Loan and the parties shall, thereafter, proceed to complete the relevant Disposition at such Sale Percentage.

                  (2) Interest Only Loan Provisions. The sale price (expressed as a percentage of the Principal Balance of the related Interest Only Loans; such percentage, the "Sale Percentage") for any Interest Only Loan will be determined either (i) at the date that the pool of Interest Only Loans that includes such Interest Only Loan is resold by the Purchaser or transferred into a securitisation vehicle for the purpose of issuing securities backed by such Interest Only Loans (any such resale or transfer and including any repurchase of a Sold Away Interest Only Loan (as defined below) by the Company, a "Disposition") or (ii) at such earlier date as the parties shall agree. The Company and the Purchaser shall participate in the Sale Percentage to the extent (if any) set out in Sections 6 and 7. The parties acknowledge and agree that a Disposition may be structured in "steps" such that a pool of Interest Only Loans is first sold back to an affiliate of the Company or the Company at a price equal to the related Interest Only Loan Interim Percentage and the related Disposition Fee Percentage times the related aggregate Principal Balance (as defined below) of such Interest Only Loans together with interest on the Principal Balance at the Remittance Rate plus the Servicing Fee Rate (or such other price as the parties shall agree) and is then transferred by the affiliate or the Company at the related Sale Percentage times the Principal Balance (plus accrued interest as agreed) to a third party purchaser or into a securitisation vehicle.

                  Except with respect to Sold Away Interest Only Loans, the Sale Percentage with respect to any pool of Interest Only Loans will be equal to the market value of such Interest Only Loans, as determined in good faith by the Purchaser and, prior to an event of default by the Company under the Flow Agreement, as agreed to by the Company (each such determination and acceptance, a "Final Pricing"). In connection with any proposed Final Pricing, if Greenwich and the Company cannot agree on the market value of an Interest Only Loan, the Company (upon reasonable prior notice) shall be permitted to repurchase such Interest Only Loan from Greenwich for resale to an unrelated third party (each, a "Sold Away Interest Only Loan") at a price to Greenwich equal to the related Interest Only Loan Interim Percentage times the Principal Balance of such Interest Only Loan, together with interest on the Principal Balance of such Interest Only Loan at the Remittance Rate plus Servicing Fee Rate.

                  The Company agrees that Greenwich (upon reasonable prior notice) will have the right to establish the Sale Percentage for any Interest Only Loan that the Company proposes to repurchase as a Sold Away Interest Only Loan for which the Company has received a bona fide purchase offer from a third party, such Sale Percentage so established by Greenwich to reflect the same economics to the Company as the offer to the Company from such third party. Any such Interest Only Loan for which Greenwich so establishes a Sale Percentage will not be a Sold Away Interest Only Loan and the parties shall, thereafter, proceed to complete the relevant Disposition at such Sale Percentage.

                  The Purchaser shall be entitled to a fee (the "Disposition Fee") with respect to each Disposition of Loans. The Disposition Fee will be calculated as follows:

                  (X) with respect to Loans other than Sold Away Loans (whether Sold Away Amortising Loans or Sold Away Interest Only Loans):-

                        (i) [ ] times the Disposition Cut-Off Balance or Principal Balance, as the case may be, of the first (pound) [ ] of Disposition Cut-Off Balances or Principal Balances, as the case may be, of Loans included in one or more Dispositions;

                        (ii) [ ] times the Disposition Cut-Off Balance or Principal Balance, as the case may be, of the next (pound) [ ] of Disposition Cut-Off Balances or Principal Balances, as the case may be, of Loans included in one or more Dispositions; and

                        (iii) [ ] times the Disposition Cut-Off Balance or
                              Principal Balance, as the case may be, of the next (pound) [ ] of Disposition Cut-off Balance or Principal Balance of Loans included in one or more Dispositions; and

                        (iv) thereafter, a percentage of the Disposition Cut-off Balance or Principal Balance as the case may be, of all other Loans included in one or more Dispositions as represents a fair market fee at the time being for such Disposition; and Bracketed ("[ ]") sections represent redacted language for which the Company has requested confidential treatment. Such language has been filed separately with the Commission.


Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

                  (Y) in the case of Amortising Sold Away Loans or Interest Only Sold Away Loans, the Disposition Cut-off Balance or Principal Balance, as the case may be, of the Loans included in such Disposition times a percentage equal to [ ] of the percentage that would have been applicable to such Loans as described in (X) above if such Loans were not Sold Away Loans, (such percentage, the "Disposition Fee Percentage").


                  The "Cut-off Date Balance" of an Amortising Loan will reflect the application of all payments of Principal (as defined below) due on or before the close of business on the last day of the month preceding the month in which the related Funding Date occurs (such date or such other date as the parties agree, the "Cut-off Date"), whether or not received, but will not reflect the application of scheduled payments of Principal due after the related Cut-off Date. The "Stated Principal Balance" of an Amortising Loan will be the Cut-off Date Balance of such Amortising Loan reduced by all Principal payments paid by the borrower or advanced by the Servicer pursuant to the Servicing Agreement since the related Cut-off Date. The "Disposition Cut-off Balance" of an Amortising Loan will reflect the application of all payments of Principal due on or before the close of business on the last day of the month preceding the month in which the related Disposition occurs, whether or not received, but will not reflect the application of scheduled payments of Principal due after the date of the related Disposition. It is hereby agreed that any documents entered into pursuant to Section 9 shall ensure that any payments of Principal under the Amortising Loans due in respect of a period prior to the date of the relevant Disposition but not paid by the related borrower prior to such Disposition will not be transferred to the purchaser of the Amortising Loan transferred in such Disposition or the securitisation vehicle, as applicable, but will be the property of and will be paid over to the person that owned such Amortising Loan at the date such payment was due.

                  The "Principal Balance" of an Interest Only Loan at any relevant time shall be the original principal amount of such Interest Only Loan reduced by all Principal payments received from the borrower prior to such time.

          5. CASH FLOW ALLOCATION PRIOR TO SECURITISATION OR OTHER DISPOSITION OF LOANS: Collections (if any) allocable to Principal on each Loan sold to the Purchaser but not included in a Disposition will be remitted to the Purchaser as Principal on each Distribution Date. Unless otherwise agreed by the parties, the "Distribution Date" with respect to a Loan will be such day each month as the parties shall provide in the Flow Agreement (or, in the case of Loans that are included in securitisation transactions, in the related Securitisation Documents (as defined below)).

                  For the purposes of this Commitment, "Principal" shall mean sums of principal relating to Loans as calculated by reference to the relevant

Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

               mortgage loan and related or ancillary documentation comprised in the Programs.

               Collections of Gross Interest on each Loan sold to the Purchaser but not included in a Disposition will be allocated on each Distribution Date in the following order of priority:

               (i) To the Purchaser, to reimburse it for any Unrecovered Losses (as defined below) suffered or incurred by it in respect of the Loans;

               (ii)  To the Servicer, at the Servicing Fee Rate;

               (iii) To the Company or the Servicer, as the case may be, any unreimbursed amounts advanced by such person in respect of delinquent monthly instalments of interest and (if applicable) Principal of such Loan or in respect of the protection or preservation of the related mortgaged property;

               (iv)  To the Company at the Primary Rate;

               (v)   To the Purchaser, at the Remittance Rate; and

               (vi)  To the Company, at the Origination Rate.

               Any collections of Gross Interest remaining after the above applications will be allocated in the manner described in Section 7, provided that the parties agree that any Disposition of Loans structured in "steps" in accordance with Section 4B will involve the sale by the Purchaser to the Seller of its entire interest in the Loans and the on-sale by the Seller to the securitisation vehicle or ultimate purchaser of the Seller's entire interest in the Loans, the entitlements of the Purchaser as described in Sections 6 and 7 to be satisfied out of any amounts due to the Seller as a result of the on-sale and to be obligations of the Seller to the Purchaser following the sale by the Purchaser of its entire interests.

               For purposes hereof, a "Loss" with respect to a Loan purchased by the Purchaser shall mean the amount, if any, by which the amount of proceeds allocable to Principal received upon the sale or other disposition of such Loan or the related mortgaged property (as the case may be) exceeds its Stated Principal Balance (in the case of an Amortising Loan) or its Principal Balance (in the case of an Interest Only Loan), together with any interest at the applicable Remittance Rate due and unpaid with respect to such Loan. The "Unrecovered Loss" with respect to a Loan and any Distribution Date shall mean the amount, if any, by which the Loss with respect thereto exceeds the aggregate amount that has been paid to the Purchaser with respect to such Loan pursuant to Section (5(i) hereof on prior Distribution Dates.

          6. CASH FLOW ALLOCATION ON AND FOLLOWING SECURITISATION OR OTHER DISPOSITION OF LOANS: Collections allocable to Principal on each

               Loan sold to the Purchaser and included in a Disposition will be remitted to the related investors as Principal on each Distribution Date. It is the intention of the parties that with respect to each Loan sold to the Purchaser and included in a Disposition, collections of Gross Interest and the amount (if any) by which the Sale Percentage for a Loan exceeds 100% multiplied by the Disposition Cut-Off Balance or Principal Balance, as the case may be, of such Loan (the "Sale Premium") will be allocated on each Distribution Date in the following order of priority (unless otherwise agreed by the parties at the time of such Disposition):

               (i)   To cover Ongoing Disposition Expenses (as defined below);

               (ii)  To the Servicer, at the Servicing Fee Rate;

               (iii) To the Company at the Primary Rate;

               (iv) To the Company or the Servicer, as the case may be, any unreimbursed amounts advanced by such person in respect of delinquent monthly instalments of interest and (if applicable) Principal of such Loan or in respect of the protection or preservation of the related mortgaged property;

               (v) To fund any reserve fund or other vehicle used to provide credit support or coverage for losses on the Loans, as determined pursuant to the terms of the related Disposition;

               (vi)  To the investors, at the related coupon; and

               (vii)  To the Company, at the Origination Rate.

               Any collections of Gross Interest and Sale Premium remaining after the above applications will be allocated in the manner described in Section 7.

               "Ongoing Disposition Expenses" include the expenses and fees (other than the servicing fee at the Servicing Fee Rate, the primary fee at the Primary Rate, the origination fee at the Origination Rate and interest on the securities) of the securitisation vehicle, including, but not limited to, any swap and hedging fees and expenses and any ongoing fees of third party credit enhancement providers, liquidity providers and rating agencies.

          7.   ALLOCATIONS OF REMAINING GROSS INTEREST AND SALE PREMIUM:
               Aggregate collections of Gross Interest and Sale Premium remaining after the allocations of Gross Interest and Sale Premium described in Sections 5 and 6 will be applied in the following order of priority: first, to pay accrued and unpaid interest on and then to repay principal of any outstanding Premium Advance Amounts;

               and second, any remaining amounts (the "Seller Net Cash Flow") shall be paid to the Company.

               For the purposes of the distribution of income and Principal between the Seller, the Purchaser and any securitisation vehicle pursuant to Sections 5, 6 and 7 and the beneficial entitlement to that income and Principal for the purposes of this Commitment and the prices payable by the parties for the Loans, it is agreed that arrangements will be put in place whereby such amounts will be held in trust (a receivables trust) for each of such parties, and paid in the proportions and with the priorities set out in Sections 5, 6 and 7.

          8. FLOW AGREEMENT AND RELATED AGREEMENTS: Concurrently with (or as soon as practicable after) the execution of this Commitment, the Seller and the Purchaser agree to execute a Mortgage Loan Purchase Agreement and a Servicing Agreement (together, the "Flow Agreement") setting forth the terms of purchase and servicing of one or more groups of Loans. A draft form of Flow Agreement is attached hereto as Exhibit D. In addition, the Seller agrees to co-operate with the Purchaser in preparing, and to execute, such other reasonable and customary legal documents as are reasonably determined by the Purchaser to be necessary to execute the Flow Agreement.

          9. SECURITISATION OR OTHER SALE OF LOANS: The Purchaser in its sole discretion may at any time or times deposit Loans purchased hereunder into one or more securitisation vehicles for the purpose of issuing securities backed by such Loans.

               In connection with such securitisation transactions, the Seller agrees to co-operate with the Purchaser in preparing, and to execute, such documents (the "Securitisation Documents"), among the Purchaser, the Seller, a servicer, standby servicer or master servicer of the Loans, a trustee and (if determined by agreement of the parties) a liquidity facility provider and a "hosepipe" facility provider (such servicer, standby servicer, master servicer, trustee, liquidity facility provider and "hosepipe" facility provider to be selected by mutual agreement of the Seller and the Purchaser) to effect the transfer of the Loans to the securitisation vehicle, to provide for the servicing of the Loans and to create the securities collateralised by the Loans. Such Securitisation Documents shall contain such contractual provisions for transactions involving first and second ranking residential mortgage loans as the Purchaser may reasonably require, including but not limited to, servicing and loan representations and warranties and repurchase/substitution obligations of the Seller for breaches thereof which in form and substance conform to U.K. secondary market standards for securities backed by collateral similar to the Loans (as reasonably determined by the Purchaser), such security payment and total payment delay periods, or lack thereof, determined by the Purchaser, advances of delinquent scheduled instalments of interest and Principal of the Loans by the servicer (as applicable), advances of compensating interest to cover prepayment interest shortfalls by the servicer (to the extent of the servicing fee) (as applicable) and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of Principal and interest payments, custody of the Loans, and other covenants as are reasonably required by the Purchaser, any third-party credit enhancement provider and one or more internationally recognised rating agencies for "AAA" rated first and second ranking residential mortgage loan-backed transactions, unless otherwise mutually agreed.

                  In addition, the Seller (or an affiliate) may also elect, with the Purchaser's written consent (which consent will not be unreasonably withheld), to initially hold one or more classes of securities issued in a securitisation of the Loans, which will be reflected in the pricing of the related Loans. The Seller agrees that in the event that it or an affiliate initially holds any class or classes of securities issued in a securitisation of the Loans and such holder subsequently determines to dispose of such securities, the Purchaser (or an affiliate of the Purchaser) shall, at the Purchaser's option, have a right of first refusal to purchase such securities from such holder or the exclusive right to act as placement agent or broker for such holder in any disposition by it of such securities; provided that the fee payable to the Purchaser (or such affiliate) shall be a reasonable fee based on, among other things, the market for such securities, as determined in good faith by the Purchaser.

                  The Seller agrees to co-operate with the Purchaser in preparing, and to provide to the Purchaser for inclusion in any offering material such information regarding the Seller, its financial condition and its loan delinquency, mortgage enforcement and loss experience as shall be reasonably requested by the Purchaser, along with such other financial information regarding the Loans and the Company as shall be reasonably requested by the Purchaser. The Seller and the Purchaser shall each indemnify the other for material misstatements or omissions (and alleged material misstatements or omissions) contained in any information provided by or upon the direction of such person for inclusion in such offering material. The Seller agrees to co-operate with the Purchaser and independent accountants to allow such accountants to deliver a letter acceptable to the Purchaser regarding the financial status of the Seller and the characteristics of the Loans. The Seller also agrees to deliver or to execute such other legal documents and opinions of in-house and external counsel as are customarily delivered by originators and servicers and reasonably determined by the Purchaser to be necessary to create the loan-backed securities referred to above. At the option of the Purchaser, the facilities of the Euroclear System and CEDEL S.A. may be used in connection with any class of securities issued pursuant to any Securitisation Documents. In addition, one or more classes of such securities may be listed on a securities exchange and the issuance of such securities may be effected through the use of one or more offshore securitisation vehicles.

                  In addition, if requested by the Purchaser, the Seller agrees to (i) participate in meetings with prospective purchasers of the Loans or interests therein and provide information reasonably requested by such purchasers, (ii) participate in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and (iii) co-operate fully and reasonably with the Purchaser to create the loan-backed securities referred to above.

                  The parties agree to co-operate in structuring and documenting the transactions contemplated herein in a manner that promotes tax efficiency for each party. In particular, the parties agree that such structuring may involve the creation of a receivables trust for the purpose (prior to securitisation) of dividing up and allocating receipts from the Loans between the Purchaser and the Company in the manner provided herein. For this purpose, ownership of the Loans may be transferred to such trust and the parties hereby agree to co-operate in amending this Commitment, the Flow Agreement and any other related arrangements accordingly. The parties acknowledge and agree that a similar trust may be used in connection with a securitisation of the Loans.

                  The method of effecting any Disposition and the related structuring shall be as mutually agreed by the parties (such agreement not to be unreasonably withheld).

         10.      PREMIUM ADVANCE AMOUNTS AND PLEDGE OF SELLER NET CASH FLOW:
                  Greenwich agrees that it will upon at least one business day's notice given by the Company (which notice shall specify the date for the relevant lending, but so that no such lending shall be made after 1 May 2000) lend to the Company in respect of Amortising Loans only, by remittance to the Company's account at National Westminster Bank plc, Sort Code [ ], Account No. [ ] or such other UK bank account as the Company may designate, (on a secured basis as described below) an amount equal to the sum (in respect of Amortising Loans only) of (i) [ ] (as defined below), (ii) [ ] (as defined below),
                  (iii) [ ], (iv) [ ] (as defined below) and (v) such other fees and expenses incurred by the Company in connection with the Amortising Loans sold to the Purchaser pursuant to this Commitment as the parties shall agree (the aggregate amount of funds loaned to the Company is referred to herein as the "Premium Advance Amounts") provided that the amount of the Premium Advance Amount with respect to any Amortising Loan shall be decreased if necessary such that the sum of the Premium Advance Amount and the Amortising Loan Interim Percentage of

Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

                 the Cut-Off Date Balance of such Amortising Loan shall not exceed [ ]% of the market value of such Amortising Loan. The Company shall pay to the Purchaser interest at a per annum rate equal to one month LIBOR plus 255 basis points (unless otherwise agreed by the parties) on the aggregate unpaid Premium Advance Amount from time to time, payable on the fifteenth day of each month (or if such fifteenth day is not a business day, on the next succeeding business day) in immediately available funds and otherwise in accordance with instructions received from the Purchaser. The Seller agrees that it will pledge to the Purchaser (and will grant to the Purchaser a first priority charge on) all Seller Net Cash Flow (as defined in Section 7) in the form of Charge and Assignment by way of Security exhibited hereto as Exhibit E to secure the repayment (inter alia) of any and all Premium Advance Amounts and interest thereon as described above. The Company agrees that so long as any Premium Advance Amounts remain unpaid the Company will not declare or pay any dividends.

                 All outstanding Premium Advance Amounts (together with accrued and unpaid interest thereon) shall become immediately due and payable upon the earlier of (i) the termination or expiration of this Commitment and (ii) 31 December, 2000.

                 "Origination Expenses" means (in each case as determined on a "cash" basis) (i) applicable broker's fees, other direct costs incurred by the Company in connection with the origination or acquisition of Amortising Loans sold to the Purchaser and (ii) an allocable portion of indirect costs and expenses (including, with the prior agreement of the Purchaser (which agreement shall not be unreasonably withheld), extraordinary items) associated with the origination and acquisition of such Amortising Loans (i.e., overhead costs) as reasonably determined by the parties.

                 The "Disposition Shortfall" with respect to any Amortising Loan means the amount, if any, equal to (a) the number of percentage points by which the Amortising Loan Interim Percentage for such Amortising Loan exceeds the related Sale Percentage times (b) the Disposition Cut-off Balance.

                 The parties anticipate that the Origination Expenses will initially be equal to 7% of the Cut-off Date Balance of the related Amortising Loans. Unless otherwise agreed by the parties, the aggregate amount of Premium Advance Amounts outstanding will not exceed the lesser of (i) 7% of the aggregate of the Stated Principal Balances of the Amortising Loans sold to the Purchaser and (ii) (pound)10,000,000. The parties agree to review, from time to time, the type and amount of indirect expenses (i.e., overhead) allocated to each Amortising Loan as Origination Expenses. To the extent practicable, the Company and Greenwich will prepare a formula (or a more formal procedure) for determining the amount

Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

               of indirect expenses associated with originating and acquiring mortgage loans that will be allocated to an individual
               Amortising Loan and included in the related Origination Expenses.

          11. DELIVERY OF LOAN FILES: All legal documents relating to each Loan purchased pursuant to this Commitment, including, but not limited to, all documents as are reasonably deemed by Greenwich or Greenwich's counsel to be necessary to evidence ownership of the Loans (collectively, the "Loan Files"), shall be held to the order of Greenwich upon such terms as shall be agreed by the parties. All Loans referred to herein shall be delivered by the Company to the solicitor or other third party designated by Greenwich to hold such Loans ("Custodian") to the order of Greenwich free and clear of all encumbrances, in a form reasonably commercially acceptable to the parties.

               Greenwich may decline to purchase any Loan as to which any defect in the related Loan File is discovered which, in the reasonable judgment of Greenwich, materially affects the value of such Loan or the interest of Greenwich in such Loan.

               The Company will bear the risk of loss of the Loans and related files in connection with the delivery of such documents to the Custodian.

          12. REPURCHASE OF LOANS: The Seller shall have the obligation to repurchase any Loan that in the reasonable judgment of the Purchaser does not meet the terms of this Commitment or is defective in a way which materially adversely affects the value of such Loan or Greenwich's interest in such Loan (which without prejudice to the next sentence, the parties agree shall not mean by reference to any subsequent delinquency of such Loan occurring after the related Funding Date). In addition, the Seller shall have the obligation to repurchase any Loan where the borrower thereunder has failed to discharge in full the first scheduled payment of interest and/or Principal, as the case may be, thereunder. Any such repurchase of a Loan shall be accomplished by (1) payment to Purchaser of an amount equal to the Interim Percentage applicable thereto (as defined in Section 4 herein), times the Stated Principal Balance or, as the case may be, Principal Balance of the Loan, plus accrued interest at the Remittance Rate plus the Servicing Fee Rate, (2) release to the Seller of all original documents held to the order of Greenwich (as described in Section 11) and such transfer agreements and assignments necessary to transfer the ownership of such repurchased Loans back to the Seller and (3) the authorisation, execution and delivery of any officer's certificates, legal opinions, agreements and all other relevant documents that may be necessary to accomplish such repurchase. In addition and if applicable, at the time of its repurchase thereof, the Company shall be required to prepay in full to Greenwich the portion of any

               Premium Advance Amount remaining unpaid with respect to a Loan repurchased pursuant to this Section 12.

          13. UP-FRONT FEES AND EXPENSES: Except as provided below and unless otherwise agreed by the parties, the Seller will pay all reasonable and customary fees and expenses in connection with the transactions contemplated hereby (collectively, "Up-front Fees"), including:

               O such proportion of the costs and expenses of the Purchaser's legal counsel in connection with preparation of the Flow Agreement and any further agreements to accomplish the Purchaser's sale of all or part of the Loans in participation format or as loan-backed securities as shall be agreed between the parties hereto

               O all costs and expenses incurred by any Custodian of the Loan Files relating to the establishment of the arrangements pursuant to which the Loan Files will be held to the order of the Purchaser (or its designee) and the initial loan file review(s)

               O in connection with any securitisation of the Loans, all up-front fees and expenses relating to the issuance of loan-backed securities, including, but not limited to, Purchaser's loan review and due diligence, the fees and expenses of legal counsel, securities registration and listing fees and expenses (if applicable), rating agencies' fees, bond insurer or other credit enhancement provider fees and expenses, costs of printing of disclosure documents and definitive certificates, up-front trustee fees (including legal and acceptance) and accountants' comfort letters relating to loan review and financial disclosure

               O all up-front fees and expenses of legal counsel and other representatives and consultants engaged by the Company in connection with the transactions contemplated by this Commitment

               O all up-front fees and expenses related to preparation of the Loans for delivery (e.g., assignments/endorsements, recordation and shipping) in connection with the purchase and in connection with any repurchase contemplated under
                         Section 12

                    The Seller shall also reimburse the Purchaser for travel and other reasonable out-of-pocket expenses incurred in connection with the arrangement contemplated by this Commitment not to exceed $100,000 within any twelve-month period beginning on 1 January of each year and ending on 31 December of that year, commencing on 1 January 1996 until three months after the termination of this Commitment.

               14. LOAN REVIEW: The obligations of Greenwich to purchase Loans pursuant to this Commitment are subject to Greenwich's standard loan due diligence review, which Greenwich expects to include (but may not be limited to) a thorough review of the files and documents relating to all or a part of the Loans and an evaluation of the property, if any, securing particular Loans. Prior to each Funding Date the Company shall provide to Greenwich such information in computer readable form regarding the Loans to be purchased and (if applicable) the applicable borrower's payment history (i.e., number of times delinquent within the past twelve to twenty-four months and the severity of such delinquency) as Greenwich shall reasonably request.

               15. CHANGE IN CONDITION: Greenwich shall not be obligated to purchase Loans pursuant to this Commitment if, on or prior to any Funding Date, there shall have occurred any material adverse change in the condition of the Company (financial, business prospects or otherwise) which, in the reasonable judgment of Greenwich, is likely to adversely affect the Disposition of Loans as contemplated by this Commitment or hinder or prevent the Company from performing its obligations hereunder (including, but not limited to, the obligation to honour representations and warranties with respect to the Loans and the related repurchase/substitution obligations for breaches thereof).

               16. ADDITIONAL CONDITIONS TO GREENWICH'S OBLIGATIONS: The Company shall, prior to the first Funding of any Loans by the Purchaser under this Commitment, have a minimum net worth of $2,000,000, consisting of at least $1,000,000 in cash or cash equivalents with the balance consisting of uncalled share capital. Greenwich shall not be obligated to purchase Loans or loan Premium Advance Amounts pursuant to this Commitment if at any time the Company after the first Funding Date fails to maintain net worth of at least the greater of $1,000,000 and 70% of the net worth at the previous year end (without giving effect to any extraordinary acceleration of amortisation of goodwill or similar items) consisting of at least (a) $250,000 in cash and cash equivalents, other than for a period of less than sixty consecutive days and (b) $100,000 in cash and cash equivalents at all times, with the balance in each case consisting of uncalled share capital.

                    The assets of the Company for purposes of this Section 16 shall be adjusted to include the recognition by the Company of a reasonable amount in respect of Rule of 78s Amounts, as agreed by the parties and uncalled share capital shall be treated as an asset.

               17. RIGHT OF FIRST REFUSAL ON OTHER ASSETS: The Company agrees that during the term of this Commitment, without the consent of Greenwich, the Company will not sell any first and second ranking residential mortgage loans not otherwise covered by this Commitment or any other agreement of a similar nature between Greenwich and the Company, any other mortgage loans or any consumer or other receivables products originated or acquired by the Company (collectively, the "Assets") to any person other than Greenwich or engage any person other than Greenwich to purchase, restructure or market, any such Assets without first giving Greenwich an opportunity to purchase, restructure or market such Assets, as the case may be. Within 10 business days after the Company makes such Assets and such information regarding the Assets, as Greenwich shall reasonably request, available to Greenwich, Greenwich shall notify the Company whether it intends to purchase such Assets. Greenwich and the Company anticipate that in the event any such Assets are to be purchased, restructured or marketed by Greenwich, the parties will enter into a commitment letter with respect thereto containing substantive provisions similar to the provisions contained in this Commitment, including (without limitation) the provisions contained in Section 3 hereof. The principal balance of any Assets purchased, restructured or marketed by Greenwich will not be included in determining the principal balance of Loans to which this Commitment applies, as described in Section 19.

               18. MANDATORY DELIVERY OF LOANS: Delivery to Greenwich by the Company of the related Loans on each Funding Date pursuant to the terms of this Commitment shall be mandatory; provided, however, that Greenwich shall have the right, at its sole discretion, to waive compliance by the Company with any of the terms or conditions to which it is subject hereunder. Any waiver of compliance pursuant to the immediately preceding sentence shall in no way affect the validity or enforceability of any of the other provisions of this Commitment.

               19. EXPIRATION: This Commitment to purchase Loans shall expire on 31 December 2015. Expiration of this Commitment shall in no way limit or diminish any obligations, rights or liabilities of the parties hereto arising prior to such expiration with respect to Loans previously purchased by the Purchaser pursuant to this Commitment (including, without limitation, the Seller's rights to receive any Seller Net Cash Flow).

               20. EXTENSION/RENEWAL: This Commitment may be extended or renewed at any time by the parties hereto, notwithstanding any previous expiration of the Commitment pursuant to
                    Section 19 hereof. Such extension or renewal may be effected by a separate written instrument executed by the parties hereto, evidencing the consent of each party hereto, in its respective capacity hereunder, to such extension or renewal.

               21. GREENWICH RIGHT TO TERMINATE COMMITMENT: The parties agree that Greenwich shall, in its sole option, have the right to terminate its obligations to purchase additional Loans or make additional Premium Advance Amounts pursuant to this Commitment in the event that within two years after the date hereof the Company shall not have offered to Greenwich for purchase hereunder Loans having aggregate Cut-off Date Balances and Principal Balances of at least (pound)75,000,000 and at least(pound)50,000,000 in each subsequent year. Any such termination of such obligations shall in no way diminish any obligations, rights or liabilities of the parties hereto arising prior to such termination, with respect to Loans previously purchased pursuant to this Commitment (including, without limitation, the Seller's rights to receive any Seller Net Cash Flow).

               22. NORTHERN IRELAND LOANS: In the event that the Company proposes to sell to the Purchaser Loans secured by properties in Northern Ireland, the parties agree to co-operate (and instruct local attorneys accordingly, the costs of which shall be borne by the Seller) in order to structure and document the transactions contemplated by this Commitment so as to be fully effective under Northern Ireland law, as applicable.

               23. SUCCESSORS: This Commitment shall be binding upon and inure to the benefit of the Company and Greenwich and their respective successors and assigns, but may not be assigned by either party (except by Greenwich to an affiliate) without the prior written consent of the other.

               24. MERGERS: This Commitment (together with any documents executed pursuant to the terms hereof and the letter agreement dated 28 March 1996 between the parties hereto providing, inter alia, for the termination of a Commitment Letter dated 26 May 1995) contains the entire agreement between Greenwich and the Company with respect to the purchase and sale of the Loans and may be modified only by written instrument, which instrument shall evidence the consent of each party.

               25. MODIFICATIONS: The Company and Greenwich agree to co-operate in any necessary modifications to this Commitment to reflect any change to the structure of the transaction contemplated herein, whether such changes are based upon legal requirements or otherwise.

               26. MODIFICATIONS: The Company and Greenwich agree to co-operate in any necessary modifications to this Commitment to reflect any change to the structure of the transaction contemplated herein, whether such changes are based upon legal requirements or otherwise.

               27. COUNTERPARTS: This Commitment may be executed in any number of counterparts, each of which when executed being deemed an original and all of which when taken together constituting one and the same agreement.

               28. GOVERNING LAW: This Commitment shall be governed by and construed in accordance with the laws of England.

               29. LOANS HELD OUT OF DISPOSITIONS: Greenwich and the Company agree that the "Remittance Rate" with respect to Loans that the Company and Greenwich determine should not be included in a Disposition (whether as a result of delinquency or other factors) will be 305 basis points plus one month LIBOR (unless otherwise agreed by the parties); it being understood and agreed that any such arrangement shall not relieve the Company from any obligation it has to repurchase Loans that do not conform to the Program for such category of Loans or as to which there is an uncured breach of a representation and warranty.

               30. CONFLICT: In the event of any conflict (i) between this Commitment and/or (ii) the Mortgage Loan Purchase Agreement and/or (iii) the Servicing Agreement as annexed to the Mortgage Loan Purchase Agreement, the terms of this Commitment shall prevail.

If this Commitment correctly sets forth your understanding of our agreement, please sign and return a counterpart to the attention of Gregory Bowes, Greenwich International, Ltd., 1 Jermyn Street, 7th Floor, London SW1Y 4UH, England whereupon this Commitment will be binding between the parties hereto.

                                            Very truly yours,

                                            GREENWICH INTERNATIONAL, LTD.


                                            By: /s/ Gregory B. Bowes
                                            ---------------------------------
                                            Name:  Gregory B. Bowes
                                            Title:    President

Agreed and Accepted:

CITY MORTGAGE CORPORATION LIMITED


By: /s/ David A. Steene
--------------------------
Name:    David A Steene
Title:   Managing Director
                    understood and agreed that any such arrangement shall not relieve the Company from any obligation it has to repurchase Loans that do not conform to the Program for such category of Loans or as to which there is an uncured breach of a representation and warranty.

               31. CONFLICT: In the event of any conflict (i) between this Commitment and/or (ii) the Mortgage Loan Purchase Agreement and/or (iii) the Servicing Agreement as annexed to the Mortgage Loan Purchase Agreement, the terms of this Commitment shall prevail.

If this Commitment correctly sets forth your understanding of our agreement, please sign and return a counterpart to the attention of Gregory Bowes, Greenwich International, Ltd., 1 Jermyn Street, 7th Floor, London SW1Y 4UH, England whereupon this Commitment will be binding between the parties hereto.

                                            Very truly yours,

                                            GREENWICH INTERNATIONAL, LTD.


                                            By: /s/ Gregory B. Bowes
                                            -----------------------------
                                            Name:  Gregory B. Bowes
                                            Title:    President

Agreed and Accepted:

CITY MORTGAGE CORPORATION LIMITED


By: /s/ David A. Steene
--------------------------
Name:    David A Steene
Title:   Managing Director

                      LIST OF EXHIBITS OF COMMITMENT LETTER



EXHIBIT A-1                    DESCRIPTION OF PROGRAM (AMORTISING LOANS)

EXHIBIT A-2                    DESCRIPTION OF PROGRAM (INTEREST ONLY LOANS)

EXHIBIT B                      FORM OF PROGRAM APPROVAL SPECIFICATION

EXHIBIT C                      FORMS OF MORTGAGE CONDITIONS

EXHIBIT D                      FLOW AGREEMENT

EXHIBIT E                      FORM OF CHARGE AND ASSIGNMENT BY WAY OF SECURITY

                                   EXHIBIT A-1

                         LOAN PROGRAM (AMORTISING LOANS)


                           FIRST AND SECOND MORTGAGES


TERM                                                5 to 25 years (fully amortising)

Minimum advance                                     (pound)4,000
Maximum advance                                     (pound)200,000
INCOME RATIOS

Joint monthly income (including stated income)      Ratio

Not exceeding (pound)1,000
(pound)1,001 to(pound)2,499                         33%
(pound)2,500 to(pound)4,999                         40%
(pound)5,000 + over                                 45%
                                                    50%
(INCOME MULTIPLES)
PROPERTY TYPE

Type A                                              Houses
                                                    Flats (maximum 3 storeys - 20 unit
                                                    block)

Type B                                              Mixed use (shop/flat - 51% residential
                                                    use)
                                                    Investment (minimum 51% residential
                                                    use)
                                                    Non-standard construction (not on
                                                    defective list)(houses and flats only)

MINIMUM STATED FLAT RATE                            18.0% per annum

MINIMUM CONCESSIONARY FLAT RATE                     9.9% per annum

MINIMUM MARKET VALUES ("MV")

Up to 60% MV                                        (pound)30,000 and above
Up to 50% MV                                        (pound)25,000 and above
Up to 40% MV                                        (pound)15,000 and above

                                      -24-

SECOND CHARGES                               Second charges must be at least 20%
                                             of any related first charge

EARLY SETTLEMENT                             Rule of 78 with applicable deferment
                                             period

                                   EXHIBIT A-2

                       LOAN PROGRAM (INTEREST ONLY LOANS)


                        ((POUND)15,001 TO (POUND)200,000)
                               TERM 5 TO 25 YEARS
           RESIDENTIAL AND SEMI-COMMERCIAL PROPERTIES (TYPES A AND B)


PLAN                     STANDARD    CONCESSIONARY         CMC      PPP PREMIUM   COMMISSION      LOAN TO VALUE
                         RATE %      RATE %             FACILITY    % TOTAL       % SINGLE PPP    MAX % MV
                                                          FEE %     LOAN                          INCLUDING
                                                                                                  FACILITY FEE

First/Second* Charges    23.5           14.5               5           9.5             5           60 (Step
                                                                                                   -Down ??)

(*  Second charges must be at least 20% of any related first charge)

INCOME                Either verified (EMP + S/E) or S/E Self certificated

EARLY SETTLEMENT      Six months interest penalty

INCOME RATIO          [                     ]

INCOME MULTIPLES      [                      ]




                        INTEREST PAYMENT PER (POUND)1,000

Standard Rate                       23.5%                         (pound)19.59

Concessionary Rate                  14.5%                         (pound)12.09

REPAYMENT VEHICLE                      Suitable repayment vehicle such as
                                       endowment/pension policy covering the
                                       principal amount of the loan may be
                                       required to be assigned/charged/deposited as applicable.

                                       Broker Fee - may be added to this plan.

PROPERTY TYPE


Type A                                 Houses
                                       Flats (maximum 3 storeys - 20 unit block)

Type B                                 Mixed use (shop/flat - 51% residential
                                       use) Investment (minimum 51% residential
                                       use) Non-standard construction (not on
                                       defective list) (houses and flats only)

                                    EXHIBIT B

                    [FORM OF PROGRAM APPROVAL SPECIFICATION]


                                 [To be agreed]

                                    EXHIBIT C


                         [FORMS OF MORTGAGE CONDITIONS]

                                    EXHIBIT D


                                [FLOW AGREEMENT]


This MORTGAGE LOAN PURCHASE AGREEMENT IS dated                              1996
between:-

(1) GREENWICH INTERNATIONAL, LTD., a company incorporated in Bermuda whose registered office is at Cedar House, 41 Cedar Avenue, Hamilton, Bermuda and the principal offices of which are at 1 Jermyn Street, 7th Floor, London SW1Y 4UH ("the Purchaser"); and

(2) CITY MORTGAGE CORPORATION LIMITED, a company incorporated in England and Wales under number 3043776 whose registered office is at 19 Cavendish Square, London W1A 2AW ("the Seller")


WHEREAS:-

(1) The Seller intends to carry on the trade of originating and purchasing Mortgage Loans and the Purchaser the trade of buying and selling such loans.

(2) The Seller for the purposes of its trade desires to sell, from time to time, to the Purchaser, and the Purchaser for the purposes of its trade desires to purchase Mortgage Loans, from time to time, from the Seller upon the terms and conditions of this Agreement, which Mortgage Loans shall be delivered in Mortgage Loan Packages on various Closing Dates in the manner hereinafter appearing.

(3) It is the intention of the parties hereto that, following purchase of the Mortgage Loans, some or all of the same shall be sold into a securitisation vehicle for the purpose of the issuance of securities backed by such Mortgage Loans or otherwise disposed of.

NOW IT IS AGREED AS FOLLOWS:-

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

For purposes of this Agreement the following terms shall have the respective meanings set forth below:-

AGREEMENT: this Mortgage Loan Purchase Agreement, including all schedules and annexures hereto, which expression shall include the same as varied, extended or replaced from time to time;

AMORTISING LOAN : a Mortgage Loan generated under the Program referred to in Exhibit A-1 to the Commitment Letter;

CHARGE AND ASSIGNMENT BY WAY OF SECURITY : the charge and assignment by way of security to be dated on or about the date of this Agreement and executed by the Seller (1) the Servicer (2) and the Purchaser (3) in the form or substantially the form annexed to the Commitment Letter as Exhibit E;

CLOSING DATE: the date or dates on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package. The Closing Dates for each Mortgage Loan Package shall be as respectively set forth on the related Purchase Price and Terms Letter;

CMC TRUST ACCOUNT : as defined in the Charge and Assignment by way of Security;

COMMITMENT LETTER: a letter dated [ ] March, 1996 addressed by the Purchaser to the Seller regarding, inter alia, certain terms upon which the Purchaser will purchase Mortgage Loans;

CONCESSIONARY MORTGAGE RATE: with respect to any Mortgage Loan, the annual flat rate of interest used to calculate the monthly instalment to be paid by the Mortgagor if payments are made by such Mortgagor on a timely basis and in accordance with the terms of the related Mortgage Deed provided that if, in relation to any Mortgage Loan, its Mortgage Loan Documents make no distinction between a Concessionary Mortgage Rate and a non-Concessionary Mortgage Rate, references in this Agreement to "Concessionary Mortgage Rate" shall be construed as referred to the rate of interest used to calculate monthly instalments by the relevant Mortgagor whilst any default rate of interest specified in the relevant Mortgage Loan Documents does not apply;

CUT-OFF DATE: (save as otherwise specified in the relevant Purchase Price and Terms Letter) the last Business Day of the month preceding the month in which the related Closing Date occurs;

CUT-OFF DATE PRINCIPAL BALANCE: as to any Mortgage Loan, the unpaid principal balance thereof as of close of business on the related Cut-0ff Date after application of all payments of principal due on or prior thereto, whether or not received, and all principal prepayments received on or prior to the related Cut-0ff Date, but without giving effect to any instalments of principal received in respect of due dates after the related Cut-0ff Date; provided that with respect to any Mortgage Loans originated after close of business on the related Cut-0ff Date but before the Closing Date for any Mortgage Loan Package which includes such Mortgage Loans, the "Cut-0ff Date Principal Balance" shall mean the original principal balance thereof.

DELINQUENT LOAN: any Mortgage Loan as to which two consecutive monthly payments are past their due date for payment as of the Determination Date in the month following the month in which the Due Date of the first such payment occurred;

DETERMINATION DATE : as defined in the Servicing Agreement;

DISPOSITION: the sale by the Purchaser and/or the Seller into a securitisation vehicle of Mortgage Loans and related security for the purpose of the issuance of securities backed by such Loans and security or such other disposal of Mortgage Loans as may be agreed between the Seller and the Purchaser;

DISPOSITION PROFIT: has the meaning assigned to "Disposition Fee" in Section 4 of the Commitment Letter;

DISPOSITION SHORTFALL:  as defined in Section 10 of the Commitment Letter;

DUE DATE: the due date for payment by the Mortgagor of principal and/or interest under the terms of the relevant Mortgage Loan;

ENGLISH MORTGAGE LOAN: a Mortgage Loan secured over a Mortgaged Property situated in England or Wales;

EVENT OF DEFAULT: any one of the conditions or circumstances referred to in clause 13.1;

FUNDING ACCOUNT: an account opened as at the date hereof in the name of the Seller at National Westminster Bank PLC (Sort Code [ ]) under account number [ ] to which payments to the Seller under clause 3.3(i) shall be made from time to time;

INITIAL CLOSING DATE: On or about [], or such other date as the parties shall agree;

INTEREST ONLY LOAN : a Mortgage Loan generated under the Program referred to in Exhibit A-2 to the Commitment Letter;

LIBOR: (Save as otherwise specified in the relevant Purchase Price and Terms Letter) the percentage interest rate per annum for the time being offered in the London Interbank Market to prime banks for sterling deposits of the indicated period as published on the relevant page of The Bloomberg (Bloomberg L.P.) under the heading "Money Market - Money Market Rates" at or about 8.00 a.m. (New York time) on the related Closing Date or date of advance under clause 4.2, as the case may be, and re-set at or about 8.00 a.m. (New York time) on each Determination Date;

MHA DOCUMENTATION: in relation to any Scottish Mortgage Loan, any affidavit, consent or renunciation granted in terms of the Matrimonial Homes (Family Protection) (Scotland) Act 1981 given in connection with such Scottish Mortgage Loan or the Mortgaged Property secured thereunder;

MORTGAGE DEED: in relation to each Mortgage Loan, the deed creating the charge by way of first or second ranking legal mortgage or first or second ranking Standard Security over the relevant Mortgaged Property, and incorporating the terms and conditions on which the relevant advance to the Mortgagor was made;

MORTGAGE FILE: the Mortgage Loan Documents pertaining to a particular Mortgage Loan, together with the related mortgage application forms completed by the relevant ortgagor(s), credit agency checks, if any, carried out in respect of such Mortgagor(s),

Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

correspondence files and all other documents, papers and computer records held by or for the Seller in respect of the particular Mortgage Loan;

MORTGAGE LOAN: the relevant loan (and, as the context admits, all security therefor and all rights and entitlements of the Seller in relation thereto as referred to in clause 6.1) made by the Seller to a Mortgagor secured by a first or second ranking legal mortgage or first or second ranking Standard Security in favour of the Seller over the relative Mortgaged Property;

MORTGAGE LOAN DOCUMENTS: the documents listed in Schedule 1 pertaining to any Mortgage Loan;

MORTGAGE LOAN PACKAGE:  the Mortgage Loans purchased on a Closing Date;

MORTGAGE LOAN SCHEDULE: the schedule referred to as such in clause 3.1 and the form of which appears in Annexure 1;

MORTGAGED PROPERTIES: each and all (as the context admits) freehold and/or leasehold properties in England or Wales mortgaged under and/or properties held on feudal title or long lease in Scotland secured under the relative Mortgage Deeds;

MORTGAGOR: the party referred to as such or as ["the Borrower"] in the relevant Mortgage Deed;

[NON-CONCESSIONARY MORTGAGE RATE: with respect to any Mortgage Loan, the annual flat rate of interest used to calculate the monthly instalment to be paid by the Mortgagor if payments are not made by such Mortgagor on a timely basis and in accordance with the terms of the related Mortgage Deed;]

ORIGINATION EXPENSES:  as defined in Section 10 of the Commitment Letter;

POSTPONEMENT AGREEMENT:  an agreement as referred to in clause 7.3.29;

PREMIUM ADVANCE ACCOUNT: an account opened as at the date hereof in the name of the Seller at National Westminster Bank PLC (Sort Code [ ]) under account number [ ] to which payments under clause 3.3(ii) shall be made from time to time;

PURCHASE PRICE AMOUNT:  as defined in clause 4.1.1;

PURCHASE PRICE PERCENTAGE: (save as otherwise provided in the relevant Purchase Price and Terms Letter) with respect to any Mortgage Loan, the lesser of (i) the market value of such Mortgage Loan as determined in good faith by the Purchaser and expressed as a percentage of the Cut-off Date Principal Balance of such Mortgage Loan and (ii) 100%;

PURCHASE PRICE AND TERMS LETTER: the form of letter to be delivered by the Purchaser to the Seller on the relevant Closing Date, substantially in the form set out in Schedule 5;

Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

PURCHASE REQUEST: the form of written request for purchase by the Purchaser of Mortgage Loans to be delivered by the Seller to the Purchaser prior to the relevant Closing Date, in the form set out in Schedule 4;

RECONSTITUTION AGREEMENTS: the agreement or agreements entered into by the Seller and/or the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans in connection with any Disposition;

RECONSTITUTION DATE: the date or dates on which any or all of the Mortgage Loans shall be removed from this Agreement by virtue of the completion of a Disposition. On such date, the Mortgage Loans the subject of such Disposition shall cease to be covered by this Agreement in accordance with the provisions set forth in clause 11 hereof;

REGISTERS OF SCOTLAND: the Land Register of Scotland and/or the General Register of Sasines;

REGULATED MORTGAGE LOAN: a Mortgage Loan that is a regulated or partly regulated agreement for the purposes of the Consumer Credit Act 1974;

REMITTANCE RATE: (save as otherwise specified in the relevant Purchase Price and Terms Letter) 1.55% above LIBOR for one month deposits provided that with respect to any Mortgage Loan that is not included in a Disposition because it is a Delinquent Loan or for similar reasons, the Remittance Rate will be 3.05% above LIBOR for one month deposits;

REPURCHASE PRICE: in relation to each Mortgage Loan repurchased or to be repurchased by the Seller pursuant to Clause 8.3 of this Agreement, an amount equal to (i) the Purchase Price Percentage originally applicable to such Mortgage Loan when it was purchased by the Purchaser under this Agreement times the Stated Principal Balance of such Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Remittance Rate plus the Servicing Fee Rate from the later of (a) the date to which interest has last been paid by the Mortgagor or (b) the date with respect to which interest has been advanced by the Seller or the Servicer and subsequently distributed to the Purchaser to the first day of the month in which such purchase price is to be distributed;

RULE OF 78'S METHOD: the method of calculating the amount of interest to be rebated to a Mortgagor in connection with a prepayment in full of the related Regulated Mortgage Loan, as set out in Annexure 4;

SALE PREMIUM:  as defined in Section 6 of the Commitment Letter;

SCOTTISH DECLARATION OF TRUST: each and any declaration of trust over Scottish Mortgage Loans granted by the Seller in favour of the Purchaser in accordance with clause 3.5(i), substantially in the form set out in Schedule 9;

SCOTTISH MORTGAGE LOAN: a Mortgage Loan secured over a Mortgaged Property situated in Scotland;

SCOTTISH POWER OF ATTORNEY: the power of attorney in relation to Scottish Mortgage Loans granted by the Seller in favour of the Purchaser in accordance with the terms of clause 3.5(ii), substantially in the form set out in Schedule 8;

SELLER NET CASH FLOW:  as defined in Section 7 of the Commitment Letter;

SELLER'S UNDERWRITING GUIDELINES: as set out in Annexure 2.1 (in the case of Amortising Loans) or in Annexure 2.2 (in the case of Interest Only Loans) or in, either case, as otherwise agreed between the parties;

SERVICER: City Mortgage Servicing Limited (company number 3043775) or (as the case may be) such other person as shall for the time being assume the responsibilities of the Servicer under the Servicing Agreement;

SERVICING AGREEMENT: an agreement of even date herewith between the Servicer and the Purchaser relating to the servicing of the Mortgage Loans purchased pursuant to this Agreement;

SOFTWARE AGREEMENT: an agreement dated 4th May 1995 made between the Servicer and Surburban & Provincial Management Limited governing the terms upon which the latter grants to the Servicer a licence to use certain computer programs to facilitate the servicing of the Mortgage Loans;

SOLICITORS: the firms (and each of them or the relevant of them, as the context admits) of solicitors, each comprising a minimum of two partners holding current Practising Certificates issued by the Law Society or the Law Society of Scotland, engaged by the Seller to undertake conveyancing and/or security enforcement services in relation to Mortgaged Properties, and who carry professional indemnity insurance in the sum of at least (pound)1,000,000 for each and every claim against them by any party in any one year (or such increased amount as may from time to time be prescribed by the Purchaser, acting reasonably);

STANDARD SECURITY: a standard security in terms of the Conveyancing and Feudal Reform (Scotland) Act 1970;

STATED PRINCIPAL BALANCE: as to each Mortgage Loan as at the relevant Distribution Date (i) the Cut-0ff Date Principal Balance, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal, as calculated on an actuarial basis;

UPFRONT FEES:  as defined in Section 14 of the Commitment Letter.

1.2  INTERPRETATION

For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:-

         1.2.1 the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         1.2.2 accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         1.2.3 references herein to "clauses," "sub-clauses", "paragraphs," and other subdivisions without reference to a document are to designated clauses, sub-clauses, paragraphs and other subdivisions of this Agreement;

         1.2.4 reference to a sub-clause without further reference to a clause is a reference to such sub-clause as contained in the same clause in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         1.2.5 the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         1.2.6 the term "include" or "including" shall mean without limitation by reason of enumeration;

         1.2.7 "business day" shall mean any day (not being a Saturday or Sunday or public holiday) on which banks are open for business in London and New York;

         1.2.8 words and expressions used in this Agreement shall have the corresponding meanings as the same words and expressions where the same are defined in the Commitment Letter or the Servicing Agreement (as the case may be) and vice versa;

         1.2.9 in the event of conflict between (i) the Commitment Letter and/or
         (ii) the Servicing Agreement and/or (iii) this Agreement, the terms of the Commitment Letter shall prevail;

2.  CONDITIONS PRECEDENT AND SUBSEQUENT

2.1 The Purchaser shall not be under any obligation to purchase any Mortgage Loans under the terms of this Agreement until such time as it shall have received the following documents in form and substance satisfactory to it:-

2.1.1 a certified copy of the certificate of incorporation and memorandum and articles of association of the Seller and the Servicer (duly certified by the company secretary or a director thereof);

2.1.2 this Agreement and the Servicing Agreement, duly executed by the Seller and the Servicer respectively;

2.1.3 first ranking fixed charges or assignments by way of security over the Collection Account, the Seller's rights in and to the CMC Trust Account (together with confirmation from the banks at which such accounts are held that they will not exercise any right of set-off or consolidation in relation to such accounts) and the Seller Net Cash Flow pursuant to the Charge and Assignment by way of Security or otherwise as reasonably required by the Purchaser;

2.1.4 duly executed account mandates in relation to the Collection Account, the CMC Trust Account [and the Funding Account], specifying the authorised signatories for the Seller and authorising the operation thereof by Purchaser on and from the time that the Purchaser shall have certified (a copy of such certificate to be sent to the Seller together with details of the Event of Default which has occurred) that an Event of Default is subsisting;

2.1.5 a certified copy of the duly executed Software Agreement;

2.1.6 standard forms of the documents referred to in paragraphs 1, 2, 3, 4, 5, 6, 8 and 9 or 10 of Schedule 1;

2.1.7 confirmation as to the identity of all Solicitors engaged or intended by the Seller as at the date of this Agreement to be engaged in relation to conveyancing and/or security enforcement concerning Mortgaged Properties, together with evidence as to their respective professional indemnity insurance cover;

2.1.8 certified copies of the relevant application forms of the Seller and the Servicer for Consumer Credit Act licences, together with acknowledgements as to receipt of such application forms;

2.1.9 evidence of registration of the Seller and the Servicer under the Data Protection Act 1984;

2.1.10 legal opinions from Messrs Travers Smith Braithwaite and Messrs Tods Murray W.S., solicitors for the Purchaser.

2.2 The Seller hereby covenants to use all reasonable endeavours to procure that the Purchaser is added as a joint insured party in relation to the Seller's Norwich Union "Homeplus" fire and other perils policy covering Mortgaged Properties (where the relevant Mortgagor elects not to insure) and in respect of the Seller's Lloyds contingency policy number FR027880/G001.

3.  MORTGAGE SCHEDULES AND FUNDING MECHANICS

3.1 Not later than 5.00 p.m. (London time) on the business day preceding the related Closing Date, the Seller shall deliver to the Purchaser a Purchase Request together with a preliminary Mortgage Loan Schedule with respect to the proposed Mortgage Loans to be purchased under this Agreement on the related Closing Date (each a "Preliminary Mortgage Loan Schedule").

3.2 On the related Closing Date, the Purchaser shall deliver in response to such Purchase Request a Purchase Price and Terms Letter to the Seller, together with the related Final Mortgage Loan Schedule. The Final Mortgage Loan Schedule shall be the

Preliminary Mortgage Loan Schedule having deleted any proposed Mortgage Loans not conforming to the requirements set forth herein or in the Commitment Letter. Execution and delivery of the Purchase Price and Terms Letter in terms of this clause shall constitute a concluded contract for the purchase of the relevant Mortgage Loans specified in the Final Mortgage Loan Schedule by the Purchaser.

3.3 Subject to clause 9, not later than 10.00 a.m. (New York time) on the related Closing Date, the Purchaser shall pay to the Seller (i) the sum of the amounts described in clauses 4.1.1 and 4.1.2 and (ii), if applicable, the amount of any Origination Expenses to be loaned to the Seller in accordance with clause
4.2.1 hereof (such amount, if any, to be set forth in the related Purchase Price and Terms Letter) by CHAPS payment to [the Funding Account] in the case of (i) and in the case of (ii) to the Premium Advance Account or such other account or the Seller may, by not less than 10 business days notify to the Purchaser;

3.4 The Seller shall hold all amounts so paid on trust for the Purchaser until utilised by the Seller in order to make available the relevant Mortgage Loans and, in the event that the relevant Mortgaged Loan(s) shall not be made by the close of business on the third business day following such payment to the Seller or, as the case may be, the relevant Mortgagor exercises any right to cancel or rescind the same, the Seller shall immediately notify the Purchaser in that regard and shall repay such amount to the Purchaser (or shall procure the same) to such account as the Purchaser shall have designated. To the extent that any amounts so paid to the Seller shall for the time being be held by the Seller's solicitors, the Seller shall be exonerated from its obligations under 3.4 to the extent that its solicitors shall comply with the terms of paragraph 4 of the solicitor's certificate and undertaking in Schedule 4, and the Seller hereby acknowledges and agrees the terms of such undertaking.

3.5 In relation to any Scottish Mortgage Loans purchased in terms of this clause:-

          (i) the Seller shall forthwith upon making any relevant Mortgage Loan declare a Scottish Declaration of Trust in respect thereof and shall thereafter hold such Scottish Mortgage Loans on trust for the Purchaser pending the registration or recording of legal title thereto by the Purchaser in the Registers of Scotland; and

          (ii) the Seller shall forthwith execute and deliver to the Purchaser the Scottish Power of Attorney.

4.  PURCHASE PRICE; LOAN FACILITY

4.1  PRICE PAYABLE; INTERESTS OF SELLER AND PURCHASER

4.1.1 The price payable for the Mortgage Loans comprised in each Mortgage Loan Package shall be the aggregate of the Purchase Price Percentage for each Mortgage Loan comprised therein times the Cut-off Date Principal Balance of the corresponding Mortgage Loan, as stated in the relevant Purchase Price and Terms Letter (such amount, the "Purchase Price Amount").

4.1.2 In addition to the Purchase Price Amount as described above, the Purchaser shall, for each Mortgage Loan comprised in a Mortgage Loan Package, pay to the Seller on the relevant Closing Date accrued interest on the Cut-off Date Principal Balance at the Remittance Rate.

4.1.3 The Cut-0ff Date Principal Balance of each Mortgage Loan as of the Cut-0ff Date is determined after application of payments of principal due on or before close of business on the related Cut-0ff Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a Due Date after the Cut-0ff Date shall not be applied to the principal balance as of the related Cut-0ff Date. Such prepaid amounts shall be the property of the Purchaser. All scheduled payments of principal or interest due on or before close of business on the Cut-off Date shall belong to the Seller.

4.1.4 The Purchaser hereby declares that subject to payment out of Gross Interest of amounts due to the Servicer and any other expenses provided for under this Agreement and the Servicing Agreement it shall hold the balance of the Gross Interest and Sale Premium (if any) arising from Mortgage Loans purchased by it under this Agreement but not included in a Disposition on trust for itself and the Seller absolutely in undivided shares as follows, namely each of the Purchaser and Seller shall be entitled to receive out of collections of such Gross Interest the proportion of that Gross Interest to which it is entitled to be paid in accordance with and subject to the order of priority set out in the Servicing Agreement. []

4.1.5 The Seller agrees as beneficiary under the trust that the Purchaser shall be free to deal with the Mortgage Loans as if it were absolute owner, without prejudice to the provisions of the Commitment Letter.

4.2  LOAN FACILITY

4.2.1 The Purchaser will, in circumstances where it shall purchase Mortgage Loans which are Amortising Loans on a Closing Date, make available to the Seller a loan advance in an amount up to the related Origination Expenses for such Amortising Loans. In addition, from time to time during the term of this Agreement subject to the Commitment Letter, and in respect of Amortising loans only, the Purchaser agrees to make available to the Seller one or more loan advances as requested by the Seller in respect of the following:-

          (i)   [ ] relating to Amortising Loans;

          (ii)  [ ] relating to Amortising Loans;

          (iii) [ ] relating to Amortising Loans;

          (iv)  [ ] relating to Amortising Loans; and

          (v) such other fees and expenses incurred by the Seller in connection with the Mortgage Loans which are Amortising Loans sold to the Purchaser pursuant to this Agreement as the Seller and the Purchaser may agree.

Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

4.2.2 The obligation of the Purchaser to make advances pursuant to this clause
4.2 is subject to the limitations and conditions set forth in the Commitment Letter with respect to the making of Premium Advance Amounts.

4.2.3 The relevant advance referred to in clause 4.2.1 shall be made available subject to (i) compliance by the Seller of its obligations under this Agreement and the Servicer having complied with its obligations in the Servicing Agreement where failure to so comply would materially and adversely affect the Seller's or Servicer's ability to perform its obligations under this Agreement or, as the case may be, the Servicing Agreement, and (ii) receipt by the Purchaser of the amount of the advance required and, upon request, details of each item of expenditure the subject of the relevant advance.

4.2.4 Interest on such advances shall be payable monthly in arrear on each Distribution Date. Interest shall accrue on the outstanding amount of such advances at a per annum rate adjusted on each Distribution Date to equal two point five five per cent (2.55%) above LIBOR for one month deposits (or such other rate as may from time to time be agreed between the Purchaser and the Seller in writing) as established on the preceding Determination Date. All payments of interest and/or principal shall be made without set-off or counterclaim or deductions whatsoever, provided that nothing in this sub-clause
4.2.4 shall prejudice any legal right of the Seller to pursue any rights which it may from time to time have by way of counterclaim or deduction.

4.2.5 The obligations of the Seller in relation to payments of interest and repayment of advances made under this clause 4.2 are corporate obligations of the Seller which shall at all times be secured by (inter alia) the first fixed charge over Seller Net Cash Flow pursuant to the Charge and Assignment by way of Security and, for so long as any advances remain outstanding, the Seller covenants that it shall not make any dividends to any person.

4.2.6 It is hereby agreed that all funds referred to in Section 7 of the Commitment Letter shall be applied to the repayment of advances made under this clause 4.2 and interest thereon. All outstanding advances made under this clause
4.2 (together with accrued and unpaid interest thereon) shall become immediately due and payable upon the earlier of (i) [ ] and (ii) the termination or expiration of this Agreement.

5.  EXAMINATION OF MORTGAGE FILES

The Purchaser shall have the right to examine the Mortgage Files to determine whether the related Mortgage Loans conform to the terms of the Commitment Letter and this Agreement. Such examination may be made by the Purchaser, or by any prospective purchaser of the related Mortgage Loans from the Purchaser, at any time before or after the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and properly identifies any Mortgage Loans which do not conform to such requirements, such Mortgage Loans shall be deleted from the Final Mortgage Loan Schedule. The Purchaser may purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage

Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided herein.

6.   SALE AND PURCHASE

6.1  SALE OF MORTGAGE LOANS

         6.1.1 Subject to the terms and conditions of this Agreement, the Seller as absolute beneficial owner hereby agrees to sell and the Purchaser (subject to no Event of Default then subsisting and subject to compliance by the Seller of the provisions of clause 7.1) hereby agrees to purchase, on the relevant Closing Date:-

                    (i) (subject to the subsisting rights of redemption of Mortgagors) each Mortgage Loan to be purchased hereunder, including without limitation all right, title, interest, powers and benefit of the Seller therein and thereto and including for the avoidance of doubt the right to demand, sue for, recover, receive and give receipts for all principal monies payable under each Mortgage Deed or the unpaid part thereof and the interest and all other sums due or to become due thereon or secured thereon; declaring that any such interest, other sum or payments of principal received by the Seller under each Mortgage Loan, and any right of the Seller to the same, shall be received and held by the Seller on trust for the Purchaser absolutely; and

                    (ii) the benefit of all securities for such principal monies and interest and other sums and all the Seller's right, title and interest and powers and benefit of the title deeds to the Mortgaged Properties, the Mortgage Deeds and related security including the benefit of and the right to sue on all covenants and undertakings made or expressed to be made in favour of the Seller therein, all representations and warranties made or given to the Seller in relation thereto and the right to exercise all powers of the Seller in relation thereto and the interests, rights and entitlements of the Seller in the proceeds of all insurance proceeds in relation to the Mortgaged Properties; and

                    (iii) all the estate, right and interest in the Mortgaged Properties vested in the Seller (subject to redemption or cesser); and

                    (iv) all causes and rights of action of the Seller from time to time against any Solicitor, valuer or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with any Mortgage Loan.

         6.1.2 Any Mortgage File relating to a Mortgage Loan purchased pursuant to this Agreement retained by the Seller shall be held in trust by the Seller for the Purchaser, or, as the case may be, held to the order of the Purchaser by the person permitted to retain possession of the same. The Seller shall release from its custody the contents of any Mortgage File retained by it only in accordance with this Agreement other than as required by law or any relevant regulation, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to clause 8.

         6.1.3 All rights arising out of the Mortgage Loans shall at all times following the relevant Closing Date whilst the Purchaser shall retain an interest therein be vested in the Purchaser (subject always to the Seller's entitlements under the Servicing Agreement and the Commitment Letter) and accordingly all funds received by the Seller on or in connection with a Mortgage Loan shall be held for the Purchaser and shall be paid into the relevant accounts under the terms of the Servicing Agreement.

         6.1.4 If at any time after any Closing Date the Purchaser holds, or there is held to its order, or it receives, or there is received to its order, any property, interest, right, title or benefit which is repurchased by the Seller or re-assigned to the Seller hereunder or of which the Seller retains the benefit and/or the proceeds of any thereof and/or any amount attributable thereto or derived therefrom, the Purchaser (to the extent of its interests) undertakes with the Seller that it will hold such property, interest, right, title or benefit and/or such proceeds and/or such amount upon trust for the Seller as beneficial owner thereof or as the Seller may direct and shall account to the Seller for the same as the Seller may reasonably direct in writing.

         6.1.5 The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

         6.1.6 Each Mortgage Loan sold under the terms of this Agreement shall be appropriately identified in the Seller's computer system to clearly reflect the relevant sale to the Purchaser.

         [6.1.7 The Purchaser shall not be obligated to purchase Loans pursuant to this Agreement or make advances pursuant to clause 4.2 of this Agreement at any time that the Seller after the first Closing Date fails to maintain net worth of at least $1,000,000 consisting of at least (a) $250,000 in cash and cash equivalents, other than for a period of less than sixty consecutive days and (b) $100,000 in cash and cash equivalents at all times, with the balance in each case consisting of uncalled share capital. The assets of the Seller for purposes of this clause 6.1.7 shall be adjusted to include the recognition by the Seller of a reasonable amount in respect of Rule of 78s Amounts and other sums receivable on the early settlement, termination or repayment of Mortgage Loans, in each case as agreed by the parties, and uncalled share capital shall be treated as an asset.]

         6.1.8 The Purchaser shall be entitled at any time after the relevant Closing Date to complete legal title to the relevant Mortgage Loans and to undertake all necessary registrations, recordings, notifications and filings in relation thereto.

6.2  SELLER INDEMNITIES

6.2.1 The Seller shall indemnify the Purchaser against any and all liabilities, losses, costs, expenses, actions, proceedings, claims and demands whatsoever that may be incurred by or made against the Purchaser by any Mortgagor arising out of the sale contemplated by this Agreement or by any Mortgagor or other person asserting an interest in the relevant Mortgaged Property arising out of the repurchase of such Mortgage Loan pursuant to this Agreement in all cases arising from an act or omission on the part of the Seller arising from or in relation to the Seller's obligations or duties towards any Mortgagor or such other person.

6.2.2 In case any action or claim shall be brought against the Purchaser in respect of which indemnity may be sought hereunder from the Seller, the Purchaser shall promptly notify the Seller in writing and shall employ such legal advisers as the Seller may select to defend any such action or claim and the Seller shall on demand indemnify the Purchaser for all costs and expenses properly incurred by the Purchaser in defending such action or claim provided that:-

      (i) such indemnity shall not apply to costs and expenses, which could reasonably have been avoided, incurred by the Purchaser prior to the date of receipt by the Seller of written notification of such action from the Purchaser (the "Notification Date"); and

      (ii) the Purchaser shall not take any action or omit to take any action prior to the Notification Date which might reasonably be expected to result in the incurrence of such costs or expenses after the Notification Date save in respect of action urgently required to be taken to protect the position of the Purchaser.

6.2.3 The Seller shall not be liable in respect of settlement of any such action or claim effected without its consent other than settlement of any such action or claim effected by the Purchaser, after such consent by the Seller has been unreasonably withheld or after failure by the Seller to indemnify the Purchaser upon demand pursuant hereto.

6.2.4 The above indemnities shall apply, mutatis mutandis, in terms of the Purchaser indemnifying the Seller in relation to any acts or omissions of the Purchaser occurring on or after the relevant Closing Date.

7.  REPRESENTATIONS, WARRANTIES AND COVENANTS
    OF THE SELLER: REMEDIES FOR BREACH

7.1 REPRESENTATIONS AND WARRANTIES RESPECTING THE SELLER

The Seller represents, warrants, covenants and undertakes to the Purchaser as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein:-

         7.1.1 the Seller is a limited liability company duly incorporated under the laws of the jurisdiction of its incorporation and is duly authorised and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller and is in compliance with such laws to the extent necessary to ensure its ability to enforce each Mortgage Loan.

         7.1.2 the Seller has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorised by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorisation, execution and delivery thereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defences and to the discretion of the court before which any proceeding therefor may be brought;

         7.1.3 the execution and delivery of this Agreement by the Seller, the consummation of any other of the transactions herein contemplated on its part and the fulfilment of or compliance with the terms hereof will not (i) result in a material breach of any term or provision of the Memorandum and Articles of Association and/or other constitutional documents of the Seller or (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller;

         7.1.4 the Seller is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Seller's knowledge, would in the future materially and adversely affect, (i) the ability of the Seller to perform its obligations under this Agreement or (ii) the business, operations, financial condition, properties or assets of the Seller taken as a whole;

         7.1.5 no litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement to perform any of its other obligations hereunder in accordance with the terms hereof;

         7.1.6 no consent, approval, authorisation or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorisation or order is required, the Seller has obtained or is in the process of obtaining the same;

         7.1.7 the Seller has caused to be performed any and all acts required to preserve all rights and remedies in any insurance policies applicable to the Mortgage Loans.

7.2  REPRESENTATIONS AND WARRANTIES RESPECTING THE PURCHASER

The Purchaser represents and warrants to the Seller in terms of clauses 7.1.1 - 6 (inclusive) mutatis mutandis.

7.3  REPRESENTATIONS AND WARRANTIES
     REGARDING INDIVIDUAL MORTGAGE LOANS

The Seller hereby represents and warrants to the Purchaser that as of the related Closing Date for the relevant Mortgage Loan:

         7.3.1 The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

         7.3.2 Unless otherwise agreed from time to time, all payments due prior to close of business on the Cut-Off Date have been made and none of the Mortgage Loans will have been contractually delinquent for 31 or more days more than once since the origination thereof;

         7.3.3 Each Mortgage Deed constitutes (i) in the case of English Mortgage Loans, a valid and enforceable first priority (in the case of first mortgages) and second ranking (in the case of second mortgages) legal mortgages of the relevant Mortgaged Property subject only in certain cases to registration of the relevant Mortgage Deed at H M Land Registry, or (ii) in the case of Scottish Mortgage Loans, a valid and enforceable first-ranking or second-ranking Standard Security over the relevant Mortgaged Property subject only in certain cases to registration or recording of the relevant Mortgage Deed in the Registers of Scotland, in either case duly executed by the Mortgagor named in the relevant Mortgage Deed;

         7.3.4 Immediately prior to the relevant Closing Date the Seller had good title to each Mortgage Loan, had full right and authority to sell, transfer and assign the same and the same were the absolute property of the Seller (subject to any registration or recording in favour of the Seller which may be pending at H M Land Registry or the Registers of Scotland) free and clear of all mortgages, securities, charges, liens, encumbrances, claims and equities (including, without limitation, rights of set-off or counterclaim, overriding interests within the meaning of Section 3(xvi) of the Land Registration Act 1925 or Section 28(1) of the Land Registration (Scotland) Act 1979 and adverse entries or notices of application therefor against any title at H M Land Registry or the Registers of Scotland to any relevant Mortgaged Property) except any such encumbrances, claims, equities, overriding interests or entries which rank after the interests of the Seller, the Purchaser in the Mortgage Loans or which do not have an adverse effect on the value of the relevant Mortgaged Property as security for the relevant Mortgage Loan or which are the subject of a duly completed and signed

          Postponement Agreement or appropriate executed MHA Documentation as contemplated in sub-clause 7.3.28 below;

          7.3.5 Each Mortgaged Property is a residential property or mixed commercial and residential use in the United Kingdom;

          7.3.6 The steps necessary to perfect the vesting of the full title to each Mortgage Loan in the Seller have been duly taken at the appropriate time or are in the course of being taken with all due diligence;

          7.3.7 To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and is in good repair;

          7.3.8 Each Mortgage Loan at origination complied in all material respects with applicable laws and regulations including, where applicable, the Consumer Credit Act 1974 and any regulations made thereunder (and in particular no Mortgage Loan is cancellable thereunder) and consummation of the transactions contemplated hereby will not involve the violation of any such laws and regulations;

          7.3.9 Neither the Seller nor any prior holder of any Mortgage Loan has modified the Mortgage Loan in any material respect, except that a Mortgage Loan may have been modified by a written instrument in respect of which any applicable registration(s) have been completed; satisfied, cancelled or subordinated such Mortgage Loan in whole or in part; released the related Mortgaged Property in whole or in part from the security created by the relevant Mortgage Deed; or executed any instrument of release, cancellation, discharge, modification or satisfaction with respect thereto;

          7.3.10 No sub-mortgage, sub-charge, pledge, lien or right of set-off or counterclaim or other security interest or other adverse right or interest has been created or has arisen between the Seller and any Mortgagor which entitled the Mortgagor to reduce the amount of any payment otherwise due under the terms of such Mortgagor's Mortgage Loan (save, in the case of second mortgages, the relevant first legal mortgage of or Standard Security over the relevant Mortgaged Property created by the Mortgagor and any related security for the loan secured thereby);

          7.3.11 Each Mortgage Loan is in accordance with the criteria set out in the Seller's Underwriting Guidelines referred to in Annexure 2 (or such other guidelines as shall for the time being have been approved in writing by the Purchaser) and in accordance with the terms of the Programs for such category of Mortgage Loans of which it is one set out in Appendices A-1 (Amortising Loan Program) and A-2 (interest Only Loan Program) to the Commitment Letter;

          7.3.12 In relation to each Mortgaged Property:-

               (i) in respect of title to property in England or Wales which is not registered, the relevant Mortgagor had or was acquiring good and marketable title to the fee simple absolute in possession (if freehold) or a term of years absolute of not less than thirty years beyond the term of the Mortgage Loan (if leasehold) relating to such Mortgaged Property and is free from any encumbrance which would adversely affect such title;

                (ii) in relation to title which is registered at H M Land Registry, it was so registered with title absolute in the case of freehold property or absolute leasehold title or good leasehold title of the requisite term aforesaid in the case of leasehold property;

                (iii) in relation to which title is registered or recorded in the Registers of Scotland, it was so registered or recorded with valid and marketable title (whether feudal or long lease), having in the case of a long lease an unexpired term of not less than thirty years beyond the term of the Mortgage Loan;

                (iv) no works on the relevant Mortgaged Property were carried out in violation of any applicable planning law or regulation or building regulations;

                (v) if the relevant Mortgaged Property is leasehold or (in Scotland) held under long lease, any requisite consent of the landlord to or notice to the landlord of the creation of the relevant Mortgage had been obtained or given and no consents of or notices to such landlord are required to any transfer, assignation or sub-charge of the relevant Mortgage, and a copy of any such consent or notice is held with the title deeds to the relevant Mortgaged Property or held to the order of the Seller or its Solicitors;

                (vi) the relevant Mortgaged Property is not subject to any adverse third party claim or proceeding for compulsory acquisition thereof;

         7.3.13 Each Mortgage relating to a Mortgage Loan (and any other documents entered into in relation to the relevant Mortgage Loan) are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws and parties thereto had legal capacity to execute the same and the same have been duly and properly executed by such parties;

         7.3.14 The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for further advances thereunder nor, at the Cut-Off Date, was any Mortgage Loan subject to a retention; if any retention was recommended by the Seller's valuer, the recommendation to make a retention was implemented and cash was not advanced until the Seller or previous mortgagee or heritable creditor, as the case may be had received evidence acceptable to it that the relevant repairs or other works had been completed;

         7.3.15 Each Mortgage Deed for an Amortising Loan is in substantially the form attached as Annexure 3.1 (in the case of English Mortgage Loans) or Annexure 3.2 (in the case of Scottish Mortgage Loans);

          7.3.16 Each Mortgage Deed for an Interest Only Loan is in substantially the form attached as Annexure 3.3 (in the case of English Mortgage Loans) or Annexure 3.4 (in the case of Scottish Mortgage Loans);

          7.3.17 The origination, underwriting and collection practices used by the Seller with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business in the United Kingdom and comply with the Programs exhibited to the Commitment Letter as Exhibits A-1 and A-2;

          7.3.18 There is no pledged account or other security other than real or heritable property securing the Mortgagor's obligations;

          7.3.19 Each Mortgaged Property is insured under the block insurance policy from time to time maintained by the Seller to provide, where it is agreed that the Mortgagor will not insure, cover against such risks and contingencies as are commonly insured against in a fully comprehensive buildings insurance for residential properties to a minimum of the full cost of reinstatement thereof together with inflation cost over any period that may be required for obtaining any relevant planning permission and other approvals and the reinstatement or repair period and architects and other professional fees. Where the Mortgagor insures, the Seller has established that such insurance is in accordance with the aforegoing provisions of this sub-clause 7.3.18, with a reputable insurer, with an acknowledgement by the insurer that it will not cancel or avoid the policy without giving prior notice to the Seller, and that notice of the Seller's interest has or will promptly following the relevant Closing Date, be given to the relevant insurer. In the case of leasehold property in England or Wales, the Seller shall have, as at the relevant Closing Date, established that the relevant Mortgaged Property is insured under arrangements effected by the freeholder or any intermediate leaseholder, on a fully comprehensive basis as aforesaid.

          7.3.20 Prior to making the relevant advance the subject of a Mortgage Loan, the Seller carried out or caused to be carried on its behalf (or as the case may be its predecessor in title in relation to the relevant Mortgage Loan) the investigations, searches (other than local authority searches) and other actions and made or caused to be made on its behalf the enquiries as to the Mortgagor's status that were required in accordance with the Seller's lending criteria applicable at the time when the offer of advance was made and the results thereof were acceptable to the Seller in accordance with such lending criteria for the purposes of the proposed advance;

          7.3.21 Each Mortgage Loan is being serviced by the Seller or by the Servicer as agent for the Seller;

          7.3.22 In respect of each Mortgage Loan there is no obligation on the part of any party other than the Mortgagor to make payments thereunder;

          7.3.23 Any further advances after the date of the Mortgage Deed but made prior to the Cut-0ff Date have been consolidated with the outstanding principal amount secured by the Mortgage, and all ground rents, ground burdens and service charges and other payments required in relation to leasehold property or heritable property which previously became due and owing have been paid. Except for interest accruing from the date of the relevant Mortgage Deed or date of advance to the relevant Mortgagor, whichever is later, to the day which precedes by one month the date for payment of the first instalment of principal and interest, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount in relation to the relevant Mortgage Loan save to the extent that the same reduces the Mortgage Loan;

         7.3.24 Subject to clause 7.3.2, there is no default, breach, violation or event of acceleration existing under any Mortgage Loan; and the Seller has not waived any default, breach, violation or event of acceleration;

         7.3.25 Each Mortgage File contains a valuation of the relevant Mortgaged Property undertaken on the Seller's instructions, or instructions issued on its behalf (or as the case may be by any predecessor in title in relation to the relevant Mortgage Loan) by an independent qualified valuer being an associate or fellow of the Royal Institution of Chartered Surveyors or, as the case may be, Society of Valuers and Auctioneers, in each case approved by the Seller and unless otherwise provided in the related Purchase Price and Terms Letter the principal amount advanced to the relevant Mortgagor was not more than 60% of (i) in the case of a refinance Mortgage Loan, the open market value in the opinion of such valuer and (ii) in the case of a purchase money Mortgage Loan, the lower of the open market value in the opinion of such valuer and the purchase price of the relevant Mortgaged Property;

         7.3.26 With respect to any Mortgage Loan, no loan secured by security over the relevant Mortgaged Property ranking beneath or postponed to the relevant Mortgage Loan was originated by the Seller at the time of origination of such Mortgage Loan;

         7.3.27 At the time of the making of the Mortgage Loan, the Mortgaged Property was not located within a 1 mile radius of any contaminated land or any land with environmental or hazardous waste risks known to the Seller or, where such was the case, an environmental audit was procured by the Seller, evaluated in accordance with the Seller's established environmental review procedures, and found to be satisfactory;

         7.3.28 In selecting the Mortgage Loans for purchase pursuant hereto, no selection procedure was employed by the Seller which was intended to adversely affect the interests of the Purchaser.

         7.3.29 Prior to the making of the relevant mortgage advance enquiry was made of each Mortgagor as to the identity of the persons in actual occupation of the Mortgaged Property and (i) in the case of English Mortgage Loans, any person who at the date when the advance was made had attained the age of 18 and who was identified in writing to the Seller or its Solicitor by the Mortgagor as residing or being about to reside in the relevant Mortgaged Property is either named as joint mortgagor on the relevant Mortgage Deed or has signed a legally binding agreement postponing (each a "Postponement Agreement") all rights and entitlements to which such person may be entitled in the Mortgaged Property to the interests, rights and entitlements of the Seller or such other person as may have or acquire as mortgagee or chargee of the property from time to time, such agreement in a form as was satisfactory to such Solicitor, and (ii) in the case of Scottish Mortgage Loans, prior to the making of the advance, the Seller or its Solicitor obtained all necessary validly executed MHA Documentation so as to ensure that neither the relevant Mortgage Loan nor the relevant Mortgaged Property was subject to or affected by any statutory right of occupancy in favour of a non-entitled spouse;

         7.3.30 The Seller has at all times in relation to its Mortgage Loans kept full and proper accounts, books and records showing all transactions, payments, receipts and proceedings relating to that Mortgage and all such accounts, books and records are up to date and in the possession of the Seller or held to its order;

         7.3.31 There exists no litigation, dispute or complaint (subsisting or pending or threatened) calling into question in any way the Seller's title to any Mortgage Loan or, to the best of the Seller's knowledge, the relevant Mortgagor's title to his Mortgaged Property;

         7.3.32 The Mortgage Loan Documents are held by the Seller or to its order or have been lodged at H.M. Land Registry or the Registers of Scotland and in the case of each Mortgaged Property the title to which is registered or for which application for first registration has been made the Seller knows the title number under which the Mortgaged Property is (or, in the case of first registration, is to be) registered at H.M. Land Registry or the Registers of Scotland;

         7.3.33 The obligations of each Mortgagor in relation to his Mortgage Loan are not guaranteed by any person;

         7.3.34 In relation to each Mortgage Deed for Mortgaged Property where registration is pending at H.M. Land Registry, there is no caution, notice or other entry which would prevent the registration of the Mortgage Deed as a charge by way of first or, as the case may be, second legal mortgage.

         7.3.35 The Seller is not and will not become a qualifying lender for the purposes of the United Kingdom system of mortgage interest relief at source (Sections 369 to 379 Income and Corporation Taxes Act 1988).

8.  REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES

8.1 It is understood and agreed that the representations and warranties set forth in clauses 7.1 and 7.3 shall survive each sale of Mortgage Loans to the Purchaser and shall enure to the benefit of the Purchaser (unless the Seller has entered into a Reconstitution Agreement pursuant to which the Seller has restated such representations and warranties as of the date of such Agreement, in which case such

Agreement shall govern) notwithstanding the examination by the Purchaser or failure by the Purchaser to examine any Mortgage File. With respect to the representations and warranties contained in clauses 7.1 and 7.3 which are made to the best of the Seller's knowledge, after reasonable inquiry and investigation, if it is discovered by either the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made the Seller shall repurchase the related Mortgage Loan in accordance with this clause 8 as if the applicable representation or warranty was breached. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other. Provided always that, if following a review undertaken by the Purchaser under the terms of the Commitment Letter within a period of 30 days after the relevant Closing Date, a breach of the warranties in clause 7.3.11 shall be discovered, the same shall constitute a breach of such representation and warranty irrespective of whether the same materially and adversely affects the value of the relevant Mortgage Loan(s) provided that notice regarding such breach shall have been delivered by the Purchaser to the Seller promptly following such review.

8.2 It is hereby agreed between the parties that the remedies under this clause 8 shall be the sole remedies on the part of the Purchaser for breach of representation and warranty on the part of the Seller herein.

8.3 Within 90 days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of any Mortgage Loan, the Seller shall use all reasonable endeavours promptly to cure such breach and, if such breach cannot be cured or is not cured at the end of such 90 day period, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price and the Mortgage Loan so repurchased (a "Deleted Mortgage Loan") shall no longer be subject to this Agreement. In the event that a breach shall involve any representation or warranty set forth in clause 7.1 and such breach cannot be cured within 90 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. Any such repurchase shall be accomplished by deposit of the Repurchase Price in the [Purchaser's Account] for distribution in the following month.

8.4 At the time of repurchase, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan and all interests, rights and entitlements referred to in clause 6.1.1 in respect thereof to the Seller and the delivery to the Seller of any documents held by it or on its behalf (or, as the case may be, the release of any undertakings given in that regard) relating to the Deleted Mortgage Loan. In the event of a repurchase, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place and amend the Mortgage

Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement.

8.5 Any cause or right of action against the Seller relating to or arising out of the breach of any representations and warranties made in clauses 7.1 or 7.3 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with the relevant provisions of this Agreement.

9.  COMPLETION OF PURCHASES AND ADVANCES

Completion of each purchase of Mortgage Loans comprised in the relevant Mortgage Loan Package and advances requested to be made pursuant to clause 4.2 shall be subject to each of the following conditions:-

         9.1 all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

         9.2 all other terms and conditions of this Agreement shall have been complied with in all material respects.

10.  COSTS

The Purchaser shall pay any commissions due its salesmen. All other costs and expenses relating to the transactions contemplated by this Agreement shall be paid as set out in the Commitment Letter (unless otherwise agreed between the Seller and the Purchaser).

11.  REMOVAL OF MORTGAGE LOANS FROM INCLUSION UNDER
     THIS AGREEMENT UPON COMPLETION OF DISPOSITIONS

11.1  With respect to each Disposition the Seller agrees:-

         11.1.1 to co-operate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures;

         11.1.2 to execute all Reconstitution Agreements provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

         11.1.3 to make the representations and warranties regarding the Seller and the Mortgage Loans as of the date of completion of the relevant Disposition, modified by reference to the then prevailing circumstances to the extent necessary to accurately reflect the pool statistics of the Mortgage Loans as of the date of such Disposition;

         11.1.4 to deliver to the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller and/or the Servicer, its financial condition and its mortgage loan delinquency, mortgage enforcement and loss experience, and to deliver to the Purchaser any similar non-public, unaudited financial information, or as is otherwise reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser for material mis-statements or omissions (alleged or otherwise) contained in such information provided that no such non-public material and/or information shall be included in any prospectus or other offering material, or released to any third party without the consent of the Seller, such consent not to be unreasonably withheld or delayed;

         11.1.5 to make available to prospective purchasers annual Audited Accounts of the Seller and Servicer for up to the most recent financial year of the Company and make available, on a quarterly basis, comparable interim statements to the extent any such statements have been prepared by the Seller or the Servicer (and are available upon request to shareholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller will also procure the making available of information on the Servicer's servicing performance with respect to loans in its own portfolio and loans serviced for others (if any), including loss and delinquency ratios. The Seller also agrees to allow access to a knowledgeable financial or accounting officer for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller. Notwithstanding the preceding sentences, the Seller shall not be required to reveal to any prospective purchaser any information which the Seller reasonably deems confidential.

         11.1.6 to deliver to the Purchaser, and to any person designated by the Purchaser, such opinions of counsel as are customarily delivered by originators or servicers, as the case may be, in connection with transactions similar to the relevant Disposition any costs thereof to be for the account of the Seller; and

         11.1.7 to co-operate fully with the Purchaser and any prospective purchaser with respect to the preparation of Mortgage Loan Documents and other documents with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers.

11.2 All Mortgage Loans not sold or transferred pursuant to a Disposition shall be subject to this Agreement, the Servicing Agreement and the Commitment Letter and shall continue to be dealt with in accordance with the terms of the same and with respect thereto the same shall remain in full force and effect.

11.3 Any Sale Premium resulting from a Disposition shall be deposited into the Collection Account and distributed in accordance with the priorities set forth in clause 9 of the Servicing Agreement.

12.  MERGER OR CONSOLIDATION OF THE SELLER

Any person into which the Seller may be merged or consolidated, or any company resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any person succeeding to substantially all of the business of the Seller shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving person shall be an institution having net worth (established in accordance with generally accepted accounting principles in the United Kingdom) of not less than that of the Seller as at the date of this Agreement, and which is an approved mortgagee and heritable creditor by all relevant statutes and regulatory authorities whose primary business is in origination and servicing of first and second mortgage loans and heritable securities similar to the Mortgage Loans.

13.  DEFAULT

13.1 Clause 14 shall apply in the event that one or more of the following Events of Default by the Seller shall occur and be continuing:-

         13.1.1 any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of 5 days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

         13.1.2 failure by the Seller to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Seller as set forth in this Agreement which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any Purchaser; or

         13.1.3 an order is made or an effective resolution passed for winding up the Seller; or

         13.1.4 the Seller ceases or threatens to cease to carry on business or a substantial part of such business (save any suspension of such business as a result of any applicable licence being withdrawn, provided that such licence is reinstated within a period of sixty days) or stops payment or threatens to stop payment of its debts or the Servicer is deemed unable to pay its debts within the meaning of
         Section 123(1)(a), (b) (c) or (d) of the Insolvency Act 1986, as that section may be amended, (or as the case may be any analogous provision under any applicable jurisdiction) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amount of its liabilities (taking into account for both these purposes its contingent and prospective liabilities) or otherwise becomes insolvent; or

      13.1.5 proceedings are initiated against the Seller under any applicable liquidation, insolvency, composition, reorganisation (other than a reorganisation the terms of which have been approved by the Purchaser and where the Seller is solvent) or other similar laws save where such proceedings are being contested in good faith by the Seller, or a petition for an administration order is presented against the Seller, or an administrative or other receiver, administrator or other similar official in any applicable jurisdiction is appointed in relation to the Seller or in relation to the whole or any substantial part of the undertaking or assets of the Seller or an encumbrancer shall take possession of the whole or any substantial part of the undertaking or assets of the Seller, or a distress, diligence or execution or other process shall be levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Seller and in any of the foregoing cases it shall not be discharged within 21 days; or if the Seller shall initiate or consent to judicial proceedings relating to itself under any applicable liquidation, insolvency, composition, reorganisation or other similar laws or shall make a conveyance or assignment for the benefit of its creditors generally;

      13.1.6 any of the aforegoing events (in clauses 13.1.1-5 inclusive) shall apply in relation to the Purchaser on the basis that all references therein to the Seller shall be construed as the Purchaser.

13.2  WAIVER OF DEFAULTS

The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

14.  CONSEQUENCES OF DEFAULT

14.1 In each and every such case referred to in clauses 13.1.1-5 (inclusive), so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller, may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate some or all of the rights of the Seller under this Agreement and the Servicing Agreement, and of the Servicer under the Servicing Agreement (and any obligations of the Purchaser hereunder and thereunder) (and demand repayment of any or all amounts payable in relation to the loan facility referred to in clause 4.2 at such time as the Purchaser may specify and/or enforce any security constituted by the Charge and Assignment by way of Security and/or accelerate payment of all or any of the obligations and liabilities of the Seller or the Servicer secured thereby) and, upon such notice, all authority and power of the Seller under this Agreement and the Servicer under the Servicing Agreement, with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Purchaser or its nominee and the Seller shall, at its expense prepare, execute and deliver to the Purchaser or its nominee any and all documents and other instruments and all Mortgage Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination.

14.2 In the case referred to in clause 13.1.6, so long as the relevant Event of Default shall not have been remedied, the Seller, by notice in writing to the Purchaser may, in addition to whatever rights the Seller may have at law or equity to damages, including injunctive relief and specific performance, (i) cancel any Purchase Request then outstanding; and/or (ii) terminate any right of the Purchaser to purchase additional Mortgage Loans pursuant to this Agreement and repurchase any Mortgage Loans sold hereunder and then held by the Purchaser at the price originally paid by the Purchaser on the relevant Closing Date and in such circumstances the Purchaser shall relinquish its right to possession or control of all Mortgage Loan Documents including any transfer or assignation of Mortgage Loans in its favour and the Seller shall no longer be obliged to hold any interests, rights and entitlements in relation to the relevant Mortgage Loans so repurchased on behalf of or in trust for the Purchaser and the Purchaser shall, promptly following any request in that regard made by the Seller execute such transfer or assignation and other documents as may be necessary to vest legal and beneficial title to such Mortgage Loans and all other rights referred to in clause 6.1.1 in the Seller upon payment of the repurchase price under this clause 14.2.

15.  TERMINATION

15.1 The respective obligations and responsibilities of the Seller and the Purchaser shall terminate in accordance with the Commitment Letter.

16.  NOTICES

16.1  ADDRESSES

Any notice or other communication or document to be made or delivered under this Agreement shall be made or delivered by fax or otherwise in writing. Each notice, communication or other document to be delivered to any party to this Agreement shall (unless that other person has by fifteen days' written notice to the other party specified another address or fax number) be made or delivered to that other person at the address(es) or fax number (if any) set out under its name at the beginning of this Agreement (for the attention of "Mortgage Finance; Structured Transactions" in the case of the Purchaser (and copied to William K. Komperda, fax number 203-629-4640) and for the attention of David Steene (KL/18) in the case of the Seller).

16.2  DEEMED DELIVERY

Any notice, communication or document to be delivered to any person shall be deemed to have been delivered:-

     (i)  in the case of personal delivery, at the time of such delivery;

         (ii) in the case of delivery by post, on the business day following the day on which it was posted and in proving such delivery it shall be sufficient to prove that the relevant notice, communication or document was properly addressed, stamped and posted (by airmail, if to another country) in the United Kingdom or, in the case of service to or from an address outside the United Kingdom at 9.00 a.m. on the fourth day following the day on which it was posted;

         (iii) in the case of any notice or other communication by fax, (a) on the business day the same was transmitted so long as there is evidence that such fax message was received prior to 5.00 p.m. local time of the recipient on such day and such day is a business day for the recipient, otherwise (b) on the business day following the day on which it was transmitted and, in either case, in proving such delivery it shall be sufficient to prove that the whole of the fax message was received on any fax machine of the recipient and that there was no evidence that such transmission had been interrupted.

17.  SEVERABILITY CLAUSE

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

18.  COUNTERPARTS

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

19.  GOVERNING LAW

The Agreement shall be construed in accordance with the laws of England (other than any terms hereof particular to the laws of Scotland which shall be construed in accordance therewith) and the parties hereto hereby submit to the jurisdiction of the courts of England and Wales.

20.  INTENTION OF THE PARTIES

It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for United Kingdom income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the United Kingdom income tax consequences of owning the Mortgage Loans and the Seller shall co-operate with all reasonable requests made by the Purchaser in the course of such review.

21.  SUCCESSORS AND ASSIGNS

This Agreement shall bind and enure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement shall not be assigned or charged by the Seller or the Purchaser to a third party without the prior written consent of the other party.

22.  WAIVERS

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

23.  NO AGENCY OR PARTNERSHIP

It is hereby acknowledged and agreed by the parties that nothing in this Agreement shall be construed as giving rise to any relationship of agency or partnership between the parties and that in fulfilling its obligations hereunder, each party shall be acting entirely for its own account.

24.  PAYMENTS

24.1 All payments to be made pursuant to this Agreement shall be made in sterling in immediately available funds and shall be deemed to be made when they are received by the payee and shall be accounted for accordingly.

24.2 If any payments made or to be made by the Purchaser are or prove to be not deductible for tax purposes from the profits of the Purchaser the parties shall take such steps as they may agree to alter this Agreement to render it more tax effective.

25.  REPRODUCTION OF DOCUMENTS

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the date hereof or any Closing Date, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

26.  FURTHER AGREEMENTS

The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.


27.  TERMINATION OF COMMITMENT

27.1 In the event that the Purchaser determines in its sole business judgment to withdraw from the subprime residential mortgage loan market in the United Kingdom, the Purchaser shall have the right to terminate its obligations under the Commitment Letter (including the obligation to purchase Mortgage Loans pursuant thereto and pursuant to this Agreement) upon 60 days written notice to the Seller. The Purchaser and the Seller shall reasonably cooperate to engage a successor to the Purchaser's obligations under the Commitment Letter. Any such successor to the Purchaser's obligations under the Commitment Letter must be reasonably acceptable to the Seller (such acceptance not to be unreasonably withheld by the Seller). The Purchaser will continue to be bound by the terms of the Commitment Letter and this Agreement until such time as such a successor has been engaged.

27.2 In the event that due to the adoption of, or any change in, any applicable law or regulation after the date hereof, or due to the promulgation or application of, or any change in, the interpretation of any applicable law or regulation generally or in its application to the Purchaser or its affiliates specifically, it becomes unlawful or materially regulatorily or economically burdensome for the Purchaser or its affiliates to continue with the transactions contemplated by the Commitment Letter (any such occurrence, an "Event"), the Purchaser will use all reasonable efforts to transfer its rights and/or obligations under the Commitment Letter and this Agreement to another of its branches or affiliates so that the Event ceases to exist. The Purchaser shall give the Seller written notice promptly following the occurrence of an Event.

In the event the Purchaser is not so able to remedy the Event by transferring such obligations to another of its branches or affiliates, the Seller and the Purchaser shall reasonably cooperate to modify the Purchaser's obligations under the Commitment Letter and this Agreement so that the Event ceases to exist.

In the event that such a modification of the Purchaser's obligations under the Commitment Letter and this Agreement to remedy the Event cannot be agreed between the parties, the Purchaser shall have the right to terminate its obligations under the Commitment Letter (including the obligation to purchaser Mortgage Loans pursuant thereto and pursuant to this Agreement) upon 30 days written notice to the Seller. The

Purchaser will use its reasonable best efforts in cooperation with the Seller to engage a successor to the Purchaser's obligations under the Commitment Letter (and, if applicable, under this Agreement). The Purchaser will continue to be bound by the terms of the Commitment Letter and this Agreement until such time as such a successor has been engaged, unless either (a) a successor cannot be obtained upon terms acceptable to the Purchaser and the Seller as a result of such Event or (b) in the case of an Event where the performance of its obligations under the Commitment Letter or this Agreement by the Purchaser would be unlawful.

IN WITNESS WHEREOF, the Seller and the Purchaser have executed this Agreement as a deed in the manner hereinafter appearing as of the date first above written.

                                   SCHEDULE 1

                             MORTGAGE LOAN DOCUMENTS



1.   Mortgage Deed and Mortgage Conditions and payments book

2.   Mortgage Offer (with relevant Customer Care Booklet)

3.   Instructions to Solicitors

4.   Solicitor's Certificate of Title

5.   Postponement Agreement or MHA Documentation (if relevant)

6.   Notice to Lessor of Charge over Lease (in the case of leasehold property)

7.   Deeds Schedule

8.   Notice to Mortgagors of Transfer of Mortgage

9. Transfer of Mortgage and Power of Attorney (in the forms set out in Schedules 2 and 3) (English Mortgage Loans)

10. Assignation of Standard Security (in the forms set out in Schedules 6 and 7) and Declaration of Trust (Scottish Mortgage Loans)

11.  Title deeds, searches (other than local authority searches) and enquiries

12.  Valuer's Report

13.  NHBC or like certificates (if relevant)

                                   SCHEDULE 2

                       FORM OF TRANSFER (REGISTERED LAND)

                                H M LAND REGISTRY

                       LAND REGISTRATION ACTS 1925 - 1988

                               TRANSFER OF CHARGES



District Land Registry              :

Date                                        :          19

[                                                   ] of
[
] ("the Transferor") as Beneficial Owner hereby transfers to [ ] of [ ] ("the Transferee") the several charges ("the Charges") particulars whereof are set out in the Annexure hereto of which it is or is entitled to be the registered proprietor including for the avoidance of doubt:

(i) the right to demand, sue for, recover, receive and give receipts for all principal moneys payable under the Charges or the unpaid part thereof and the interest and all other sums due or to become due thereon or secured thereon; and

(ii) the benefit of all securities for such principal moneys and interest and other sums and the Transferor's right, title, interest, powers and benefit in the title deeds to the properties which are the subject of the Charges, the Mortgage Deeds and [Postponement Agreement] in relation thereto including the benefit of and the right to sue on all covenants made or expressed to be made in favour of the Transferor therein and the right to exercise all powers of the Transferor in relation thereto; and

(iii) all the estate and interest in the properties brief particulars of which are set out in the Annexure hereto vested in the Transferor subject to redemption or cesser; and

(iv) all causes of action of the Transferor against any solicitor, licensed conveyancer, valuer or other person in connection with any report valuation opinion certificate or other statement of fact or opinion given in connection with any Charge or any [Postponement Agreement] or affecting the Transferor's decision to make the relevant advance,

[but excluding (i) the charges on the life assurance policies charged as collateral security therefor, (ii) the right title interest and benefit in certain insurance contracts, each comprised in a separate assignment of even date herewith between the parties hereto.]

IN WITNESS whereof the Transferor has executed this Transfer as a deed the day and year first before written.



SIGNED as a Deed by                 )
and                                 )
for and on behalf of                )
the Transferor                      )




                       ...................................



                       ...................................



                                    ANNEXURE


Title     Completion    Address of    First Named     Mortgage   Principal
Number    Date          Property      Mortgagor       Account    Amount
                                                      Number     Outstanding

                      FORM OF TRANSFER (UNREGISTERED LAND)



THIS TRANSFER OF MORTGAGES is made the            day of               199

BETWEEN:-

(1)  [                               ] whose registered office is at
[                                         ] ("the Transferor") of the one
part and

(2)  [                               ] whose registered office is at
[                                       ] ("the Transferee") of the other part

WHEREAS:

(A) By the mortgages ("Mortgages") brief particulars of which are set out in the Annexure hereto the properties brief particulars of which are similarly set out ("the Properties") became security for the repayment of the moneys therein mentioned

(B) The Transferor has agreed to sell and the Transferee has agreed to buy (inter alia) all right, title, interest and benefit of the Transferor in the Mortgages and the Forms of Agreement to Mortgage and Postponement of Rights for the consideration hereinafter mentioned.

NOW THIS DEED WITNESSETH as follows:-

The Transferor (inter alia) as beneficial owner hereby transfers unto the Transferee all right, title, interest and benefit of the Transferor in the Mortgages including for the avoidance of doubt:

          (i) the right to demand, sue for, recover, receive and give all principal moneys payable under the Mortgages or the unpaid part thereof and the interest and all other sums due or to become due thereon or secured thereon; and

          (ii) the benefit of all securities for such principal moneys and interest and other sums and the Transferor's right, title, interest, powers and benefit in the title deeds to the Properties which are the subject of the Mortgages, the Mortgage Deeds and the Postponement Agreements in relation thereto including the benefit of and the right to sue on all covenants made or expressed to be made in favour of the Transferor therein and the right to exercise all powers of the Transferor in relation thereto; and

          (iii) all the estate and interest in the Properties vested in the Transferor subject to redemption or cesser; and

          (iv) all causes of action of the Transferor against any solicitor, licensed conveyancer, valuer or person in connection with any report valuation opinion certificate or other statement of fact or opinion given in connection with any

          Mortgage or any Postponement Agreement or affecting the Transferor's decision to make the relevant advance,

but excluding (i) the charges on the life policies charged as collateral security therefor, (ii) the right title interest and benefit in certain other insurance contracts, each comprised in a separate assignment of even date herewith between the parties hereto

TO HOLD the same unto the Transferee absolutely.

IN WITNESS whereof the Transferor has executed this Transfer as a deed the day and year first before written.



SIGNED as a Deed by                 )
and                                 )
for and on behalf of                )
the Transferor                      )




                  ...................................



                  ...................................



                                    ANNEXURE



Completion      Address of     First Named       Mortgage     Principal
Date            Property       Mortgagor         Account      Amount
                                                 Number       Outstanding

                                   SCHEDULE 3

                                POWER OF ATTORNEY

                            [ENGLISH MORTGAGE LOANS]



THIS POWER OF ATTORNEY is made on                              199

BY

(1)  [                           ] (registered number [               ]) whose
registered office is at [                                  ] ("the Transferor");

in favour of:-

(2)  [                           ] (registered number [              ]) whose
registered office is at [                             ] ("the Purchaser") which
expression where the context permits shall include its successors and permitted assigns).

WHEREAS the Transferor has assigned to the Purchaser all its interests, rights and entitlements in certain legal charges ("the Charges") made particularly referred to in several Land Registry transfers of legal charge of [even date herewith] and made between the Transferor (1) and the Purchaser (2) ("the Transfer").

(B) At the request of the Purchaser and the Trustee, the Transferor has agreed to enter into these presents for the purposes hereinafter appearing.

NOW THIS DEED WITNESSETH that THE TRANSFEROR HEREBY APPOINTS the Purchaser to be its true and lawful attorney for it and in its name to do the following acts and things or any of them for so long as the Purchaser has an interest in any of the Charges:-

1. To exercise its rights powers and discretion under the Charges [including the right to fix the rate or rates of interest payable under the Charges] and any collateral security therefor and any related rights

2. To exercise all the powers exercisable by the Transferor by reason of its remaining for the time being the registered proprietor at H.M. Land Registry of any of the Charges and to sign, execute and do any such document, act or thing as may appear to it to be necessary or desirable with a view to perfecting the Purchaser's or the Trustee's interest in the Charges

3. To demand sue for and receive all moneys due or payable under the Charges or any such collateral security or related rights

4. Upon payment of such moneys or of any part thereof to give good receipts and discharges for the same and to execute such receipts releases re-assignments surrenders instruments and deeds as may be requisite or advisable

5. From time to time to substitute and appoint severally one or more attorney or attorneys for all or any of the purposes aforesaid

6. To complete all Transfers relating to the Charges and register the same at H M Land Registry as appropriate

AND the Transferor hereby agrees at all times hereafter to ratify and confirm whatsoever any act matter or deed any attorney or substitute shall lawfully do or cause to be done under or concerning these presents

AND the Transferor hereby declares that these presents, having been given by way of security shall be irrevocable

IN WITNESS whereof the Transferor has executed this Transfer as a deed the day and year first before written.



SIGNED as a Deed by                 )
and                                 )
for and on behalf of                )
the Transferor                      )




                       ...................................



                       ...................................

                                   SCHEDULE 4

                                PURCHASE REQUEST



                                                              Date:         19


To:      Greenwich International, Ltd.
         1 Jermyn Street
         7th Floor
         London SW1Y 4UH

         Attention:  C J Kohler


Dear Sirs,

We hereby request that [(i)]* you purchase the Mortgage Loans set forth in the Preliminary Mortgage Loan Schedule attached hereto ("the Mortgage Loans") pursuant to the Mortgage Loan Purchase Agreement ("the Agreement") between Greenwich International, Ltd. as Purchaser and City Mortgage Corporation Limited as Seller dated April 1995 [and (ii) advance to our account a loan in respect of Origination Expenses in an amount equal to [5%] of the Cut-off Date Principal Balance of the Mortgage Loans pursuant to clause 4.2 of the Agreement]*. We certify that the Cut-off Date Principal Balance of such Mortgage Loans is (pound)[ ]. The proposed Closing Date is , which is the date that funds will be advanced to the related Mortgagors.

In accordance with the Agreement, we hereby deliver a Solicitor's certificate of title and undertaking in the prescribed format in relation to the Mortgage Loans and we confirm that we have, on or before the date hereof, delivered a data tape in computer-readable form in respect of the Mortgage Loans as required under the terms of the Agreement.

Yours faithfully,




 ...........................................
Director:   City Mortgage Corporation Limited




* (Applicable only to Amortising Loans. For Interest Only Loans delete all words in square brackets.)

             SOLICITOR'S CERTIFICATE AND UNDERTAKING

                     [ENGLISH MORTGAGE LOANS]

                                                        Date:              199

To:      Greenwich International, Ltd.
         1 Jermyn Street
         7th Floor

         London SW1Y 4UH

         Attention:  C J Kohler

Dear Sirs,

CITY MORTGAGE CORPORATION LIMITED ("THE COMPANY")

We confirm that we have acted for the Company in relation to the investigation of title and taking of legal mortgages over the Mortgaged Properties referred to in the Preliminary Mortgage Loan Schedule hereto, in favour of the Company.

We confirm that, save as disclosed in any notes below:-

1. Title to the Mortgaged Properties is, in each case, good and marketable and acceptable as security for the proposed loan to be made available by the Company.

2. The ranking of the proposed mortgage over each Mortgaged Property will, upon completion, be as stated in the Preliminary Mortgage Loan Schedule.

3. We are holding the duly executed documents listed in (i)-(iv) below and are either holding the document referred to in (v) and (vi) below or alternatively we have received undertakings from the holders of the same that the relevant documents will be forwarded to us immediately following completion of the proposed loan by the Company in relation to the relevant Mortgaged Property (or, as the case may be, satisfactory arrangements are in place where any documents are presently held by H M Land Registry pending completion of any applicable registration):-

         (i) mortgage deed and conditions (and in the case of loans regulated by the Consumer Credit Act, the relevant Consumer Credit Agreement);

         (ii)     mortgage offer;

         (iii) postponement agreements from occupants of the relevant Mortgaged Property where appropriate;

         (iv) transfer of mortgage in favour of Greenwich International, Ltd. together with prescribed form of power of attorney;

         (v) title deeds, searches and enquiries relating to the relevant Mortgaged Property and in the case of property being purchased, the form of transfer or conveyance to the relevant Mortgagor;

         (vi) form 53 or vacating receipt or deed of release in relation to all existing encumbrances affecting each Mortgaged Property or an undertaking in respect thereof in the Law Society's recommended form for the time being.

4. We hereby undertake that any funds received by us in order to make available any Mortgage Loan secured by a legal mortgage over the relevant Mortgaged Properties shall only be applied to make available the relevant Mortgage Loan(s) and, in the meantime shall be held in our client account and held to your order. We further undertake that, in the event that the relevant Mortgage Loan shall not be disbursed by close of business on the fourth business day following receipt of funds by us, or if the case may be in the event that the relevant Mortgagor shall cancel or rescind the relevant Mortgage Loan, we shall forthwith remit to you (to such account as you shall designate) the relevant funds.

5. Until further notice following completion of the proposed loan by the Company, we hereby undertake to hold all the aforesaid documents to your order (or if you so request, to the order of such third party as you shall for the time being nominate), save only insofar as it shall be necessary to lodge any relevant documents at H M Land Registry. In that regard, we hereby undertake promptly following the making of the loan by the Company to send a notice of transfer of mortgage to each Mortgagor, and to effect all necessary Land Registry and other registrations to perfect the Company's security interests in all the Mortgaged Properties and to ensure that all deeds and documents shall be returned to us (thenceforth to be held to order as aforesaid) following completion of all relevant registrations at H M Land Registry.

6. We further confirm that each of the Mortgaged Properties is insured against fire and all other perils as would be insured against in a home owner's comprehensive risks policy, or, as the case may be, such insurance will be operative as from the date upon which the loan by the Company is made.

7. We confirm that, as against Greenwich International, Ltd. any lien or other encumbrance which we may from time to time have in relation to any of the aforesaid documents, whether for unpaid fees or otherwise, shall be waived and shall not be effective for so long as such company retains any interest in the Mortgaged Properties and/or any security thereover.

8. We further undertake, promptly following a request made by you, to lodge for registration at H M Land Registry (in the case of registered land or land subject to a pending application for first registration at the relevant time) the aforesaid transfer of mortgage.

Yours faithfully,

NOTE:             [If none, state "None"]

                     SOLICITOR'S CERTIFICATE AND UNDERTAKING

                            [SCOTTISH MORTGAGE LOANS]

                                                   Date: .......................

Greenwich International, Ltd.
37 Lombard Street
2nd Floor
London

EC3V 9DH

Dear Sirs

City Mortgage Corporation Limited ("the Company")

We confirm that we have acted for the Company in relation to the investigation of title and taking of Standard Securities in favour of the Company over the properties ("the Mortgaged Properties") referred to in the Preliminary Mortgage Loan Schedule annexed hereto.

We confirm that, save as disclosed in any notes below:-

1. Title to the Mortgaged Properties is, in each case, valid and marketable and acceptable as security for the proposed loan to be made available by the Company.

2. The ranking of the proposed Standard Security over each Mortgaged Property will, upon completion, be as stated in the Preliminary Mortgage Loan Schedule.

3. In respect of each of the Mortgaged Properties, we are either holding the duly executed documents listed below or alternatively we have received undertakings from the holders of the same that the relevant documents will be forwarded to us immediately following completion of the proposed loan by the Company in relation to the relevant Mortgaged Property (or, as the case may be, satisfactory arrangements are in place where any documents are presently held by the Registers of Scotland pending completion of any applicable registration or recording):-

         (i) Standard Security (and in the case of loans regulated by the Consumer Credit Act, the relevant Consumer Credit Agreement);

         (ii)     mortgage offer;

         (iii) documentation granted in terms of the Matrimonial Homes (Family Protection) (Scotland) Act 1981 where appropriate;

         (iv) title deeds, searches and enquiries relating to the relevant Mortgaged Property, and in the case of property being purchased the conveyance to the relevant borrower;

         (v) assignation of Standard Security in favour of Greenwich International, Ltd. together with relative declaration of trust;

         (vi) discharges in relation to all existing heritable securities or encumbrances affecting each Mortgaged Property or a personal obligation to deliver the same granted by the borrower's solicitor.

[4. We hereby undertake that any funds received by us in order to make available any Mortgage loan secured by a Standard Security over the relevant Mortgaged Property shall only be applied to make available the relevant Mortgage Loan and in the meantime shall be held in our client account and held to your order. We further undertake that, in the event that the relevant Mortgage Loan shall not be disbursed by close of business on the fourth business day following receipt of funds by us, or (as the case may be) in the event that the relevant borrower shall cancel or rescind the relevant Mortgage Loan, we shall forthwith remit to you (to such account as you shall designate) the relevant funds.]

5. Until further notice following completion of the proposed loan by the Company, we hereby undertake to hold all of the aforesaid documents to your order (or, if you so request, to the order of such third party as you shall for the time being nominate), save only in so far as it shall be necessary to lodge any relevant documents with the Registers of Scotland. In that regard, we hereby undertake promptly following the making of the loan by the Company [to intimate the assignation of the relevant loan to each borrower, and] to effect all necessary Registers of Scotland and other registrations and recordings to perfect the Company's security interests in all of the Mortgaged Properties and to ensure that all deeds and documents shall be returned to us (thenceforth to be held to your order as aforesaid) following completion of all relevant registrations and recordings in the Registers of Scotland.

[6. We confirm that each of the Mortgaged Properties is insured against fire and all other perils as would be insured against in a Homeowner's Comprehensive Risks Policy, or (as the case may be) such insurance will be operative as from the date upon which the loan by the Company is made.]

7. We confirm that, as against Greenwich International, Ltd., any lien or other encumbrance which we may from time to time have in relation to any of the aforesaid documents, whether for unpaid fees or otherwise, shall be waived and shall not be effective for so long as the Company retains any interest in the Mortgaged Properties and/or any security thereover.

8. We further undertake, promptly following a request made by you, to lodge for registration or recording at the Land Register of Scotland or the General Register of Sasines (as appropriate) the aforesaid assignation of Standard Security.

Yours faithfully

Note:  [If none, state "None"]

                                   SCHEDULE 5

                         PURCHASE PRICE AND TERMS LETTER

                TO BE ADDRESSED BY GREENWICH INTERNATIONAL, LTD.

To:      City Mortgage Corporation Limited

         Attention:  David Steene

                                          CONFIRMATION NO.   [       ]

Dear Sirs,

This letter confirms [(i)]* your request to enter into a Funding (as defined in the Commitment Letter) with respect to the Mortgage Loans listed in the Mortgage Loan Schedule attached hereto [and (ii) your request for an advance (the "Premium Advance Amount") in respect of Origination Expenses pursuant to clause
4.2 of the Mortgage Purchase Agreement referred to below]*.

This letter also confirms [(i)]* the agreement of Greenwich International, Ltd. to purchase from you such Mortgage Loans pursuant to a Mortgage Purchase Agreement dated May 1995 made between Greenwich International, Ltd. as Purchaser ("Greenwich") and City Mortgage Corporation Limited as Seller [and (ii) the agreement of Greenwich to loan to you the amount of the Premium Advance Amount pursuant to the terms of the Mortgage Purchase Agreement]*.

Details of the relevant Funding and Premium Advance Amount are set out below and capitalised terms used but not defined herein shall have the meanings assigned to them in the said Mortgage Purchase Agreement.

         CLOSING DATE:                                         199

         [WITH RESPECT TO THE FUNDING:-]*

         MORTGAGE LOANS TO BE PURCHASED:    See Mortgage Loan Schedule attached

         CUT-OFF DATE:                                                  199

         CUT-OFF DATE PRINCIPAL

         BALANCE OF MORTGAGE LOANS:         pound-sterling

         PURCHASE PRICE PERCENTAGE:               %

         INITIAL REMITTANCE RATE:                 %

         AMOUNT OF ACCRUED INTEREST

         TO BE PAID:                                 pound-sterling

         REMITTANCE RATE:                   Index plus Applicable Margin

         PURCHASE PRICE AMOUNT:             pound-sterling
         (principal plus interest)

         INDEX FOR REMITTANCE RATE:          One month sterling LIBOR, as
                                             established on the date hereof and
                                             re-set on the 25th day of each
                                             month (or, if not a business day,
                                             on the next succeeding business
                                             day)

         MARGIN FOR REMITTANCE RATE:         1.55%; provided, however, that if a

                       Mortgage Loan becomes a Delinquent

                        Loan, the Margin with respect to

                        such Mortgage Loan shall be 3.05%

         FIRST REMITTANCE DATE:                                199

         [WITH RESPECT TO THE PREMIUM ADVANCE AMOUNT:-

         ORIGINATION EXPENSES

         PERCENTAGE:                                      %

         PREMIUM ADVANCE

         AMOUNT:                            pound-sterling

         INITIAL LOAN

         INTEREST RATE:                          %

         LOAN INTEREST RATE:                Index plus Applicable Margin

         INDEX FOR PREMIUM

         ADVANCE AMOUNT:                     One month sterling LIBOR, as
                                             established on the date hereof and
                                             re-set on the 25th day of each
                                             month (or, if not a business day,
                                             on the next succeeding business
                                             day)

         MARGIN FOR PREMIUM

         ADVANCE AMOUNT:                    2.5%

         -----------------------------------------
         TOTAL:]*

         TOTAL AMOUNT TO BE WIRED
         TO THE SELLER ON THE

         CLOSING DATE:                      pound-sterling

Please signify acceptance of the within-written terms by signing and returning the duplicate letter enclosed (marking the letter for the attention of C J Kohler, 1 Jermyn Street, 7th Floor, London, England SW1Y 4UH).

Yours faithfully,

GREENWICH INTERNATIONAL, LTD.

By:

Name:

Title:

Agreed and accepted:

CITY MORTGAGE CORPORATION LIMITED

By:

Name:

Title:

* (Applicable only to Amortising Loans. For Interest Only Loans delete all words in square brackets.)

                                   SCHEDULE 6

         FORM OF ASSIGNATION OF SCOTTISH MORTGAGE LOANS (LAND REGISTER)

WE, CITY MORTGAGE CORPORATION LIMITED, incorporated under the Companies Acts in England (Number 3043776) and having our Registered Office at Nineteen Cavendish Square, London W1A 2AW (hereinafter referred to as "the Seller") HEREBY in implement pro tanto of the Mortgage Loan Purchase Agreement entered into between us the Seller and GREENWICH INTERNATIONAL, LTD., incorporated in Bermuda and having its Registered Office at Gibbons Buildings, Suite 306, Ten Queen Street, Hamilton, Bermuda and its principal United Kingdom office at Thirty-seven Lombard Street (Second Floor), London EC3V 9DH (hereinafter referred to as "the Purchaser") ASSIGN to the Purchaser the Standard Securities granted by the respective parties whose names are specified in Column 1 of the Schedule annexed and executed as relative hereto in favour of us the Seller for all sums due and to become due, to the extent of the respective sums specified in the relative entry in Column 2 of the said Schedule being the amounts now due under the said respective Standard Securities, registered said respective Standard Securities in the Land Register under the Title Number specified in the relative entry in Column 3 of the said Schedule on the date specified in the relative entry in Column 4 of the said Schedule: With interest and arrears and accumulations of interest and charges from the date of execution of these presents: And we the Seller further ASSIGN to and in favour of the Purchaser our whole rights and interests in the [offers of loan] by us the Seller to the said respective parties whose names are specified in Column 1 of the said Schedule, the respective dates of which [offers of loan] are specified in the relative entry in Column 5 of the said Schedule:

IN WITNESS WHEREOF these presents typewritten on this page are together with the Schedule annexed hereto executed as follows:-

SUBSCRIBED for and on behalf of the

said City Mortgage Corporation Limited

at       ......................

on       ......................

by       ......................                  ....................

         ......................                  ....................

                                    SCHEDULE

    1               2              3               4                  5
[Parties]  [Loan Outstanding]  [Title No] [Registration Date] [Date of Offer of

                                                                     Loan]

                                   SCHEDULE 7

        FORM OF ASSIGNATION OF SCOTTISH MORTGAGE LOANS (SASINE REGISTER)

WE, CITY MORTGAGE CORPORATION LIMITED, incorporated under the Companies Acts in England (Number 3043776) and having our Registered Office at Nineteen Cavendish Square, London W1A 2AW (hereinafter referred to as "the Seller") HEREBY in implement pro tanto of the Mortgage Loan Purchase Agreement entered into between us the Seller and GREENWICH INTERNATIONAL, LTD., incorporated in Bermuda and having its Registered Office at Gibbons Buildings, Suite 306, Ten Queen Street, Hamilton, Bermuda and its principal United Kingdom office at Thirty-seven Lombard Street (Second Floor), London EC3V 9DH (hereinafter referred to as "the Purchaser") ASSIGN to the Purchaser the Standard Securities granted by the respective parties whose names are specified in Column 1 of the Schedule annexed and executed as relative hereto in favour of us the Seller for all sums due and to become due, to the extent of the respective sums specified in the relative entry in Column 2 of the said Schedule being the amounts now due under the said respective Standard Securities, recorded said respective Standard Securities in the Register for the County specified in the relative entry in Column 3 of the said Schedule on the date specified in the relative entry in Column 4 of the said Schedule: With interest and arrears and accumulations of interest and charges from the date of execution of these presents: And we the Seller further ASSIGN to and in favour of the Purchaser our whole rights and interests in the [offers of loan] by us the Seller to the said respective parties whose names are specified in Column 1 of the said Schedule, the respective dates of which [offers of loan] are specified in the relative entry in Column 5 of the said
Schedule:

IN WITNESS WHEREOF these presents typewritten on this page are together with the Schedule annexed hereto executed as follows:-

SUBSCRIBED for and on behalf of the

said City Mortgage Corporation Limited

at       ......................

on       ......................

by       ......................                  ....................

         ......................                  ....................


REGISTER on behalf of the within named GREENWICH INTERNATIONAL, LTD. in the REGISTERS of the COUNTIES of

                         Agents

                                    SCHEDULE

    1               2                3               4                 5
[Parties]   [Loan Outstanding]    [County]   [Recording Date]  [Date of Offer of

                                                                     Loan]

                                   SCHEDULE 8

                       FORM OF SCOTTISH POWER OF ATTORNEY

This POWER OF ATTORNEY is made on                           1995
                     by

CITY MORTGAGE CORPORATION LIMITED, incorporated under the Companies Acts in England (Number 3043776) and having its Registered Office at 19 Cavendish Square, London W1A 2AW ("the Seller")

in favour of

GREENWICH INTERNATIONAL, LTD., incorporated in Bermuda and having its Registered Office at Gibbons Buildings, Suite 306, 10 Queen Street, Hamilton, Bermuda and having its principal United Kingdom office at 37 Lombard Street (Second Floor), London EC3V 9DH ("the Purchaser")

WHEREAS:-

(A) By a Mortgage Loan Purchase Agreement made between the Seller and the Purchaser dated Nineteen hundred and Ninety five the Seller has agreed to sell and the Purchaser has agreed to purchase certain mortgage loans together with the benefit of the security therefor;

(B) In implement of the said Agreement the Seller will on or after the date hereof execute and deliver to the Purchaser assignations of the standard securities securing the said mortgage loans ("the Standard Securities"); and

(C) In implement of Clause 3.5(ii) of the said Agreement the Seller has agreed to grant these presents:

NOW THEREFORE the Seller HEREBY APPOINTS the Purchaser to be its true and lawful attorney for it and in its name to do the following acts and things or any of them for so long as the Purchaser has any right title or interest in any of the Standard Securities:-

1. To exercise its rights, powers and discretions in respect of the Standard Securities [including the right to fix the rate or rates of interest payable thereunder] and any collateral security therefor and any related rights.

2. To exercise all the powers exercisable by the Seller by reason of its remaining for the time being the registered or recorded heritable creditor at the Registers of Scotland of any of the Standard Securities and to sign, execute and do any such document, act or thing as may appear to it to be necessary or desirable with a view to perfecting the Purchaser's interest in the Standard Securities or any of them.

3. To demand, sue for and receive all and any monies due or payable under or secured by the Standard Securities or any such collateral security or related rights.

4. Upon payment of such monies or of any part thereof to give good receipts and discharges for the same and to execute such receipts, releases, reassignations, discharges, instruments and deeds as may be requisite or advisable.

5. From time to time to substitute and appoint severally one or more attorney or attorneys for all or any of the purposes aforesaid.

6. To complete all assignations relating to the Standard Securities or any of them and to register or record the same in the Registers of Scotland as appropriate.

AND the Seller hereby agrees at all times hereafter to ratify and to confirm whatsoever any act, matter or deed any attorney or substitute shall lawfully do or cause to be done under or concerning these presents:

AND the Seller hereby declares that these presents having been given by way of security shall be irrevocable:

AND the parties hereby agree that this deed shall be governed by and construed in accordance with the laws of England.

IN WITNESS WHEREOF the Seller has executed this Power of Attorney as a deed the day and year first before written

SIGNED as a Deed

by       ................                       ...............

and      ................                       ...............

for and on behalf of the Seller

                                   SCHEDULE 9

                      FORM OF SCOTTISH DECLARATION OF TRUST

                              DECLARATION OF TRUST

                                     between

                            CITY MORTGAGE CORPORATION
                              LIMITED, incorporated
                            under the Companies Acts
                               in England (Number
                             3043776) and having its
                                Registered Office
                         at 19 Cavendish Square, London
                             W1A 2AW ("the Seller")

                                       and

                         GREENWICH INTERNATIONAL, LTD.,
                       incorporated in Bermuda and having
                        its Registered Office at Gibbons
                      Buildings, Suite 306, 10 Queen Street
                        Hamilton, Bermuda and having its
                       principal United Kingdom office at
                        37 Lombard Street (Second Floor),
                        London EC3V 9DH ("the Purchaser")

WHEREAS:-

(A) Legal title to the Scottish Trust Property aftermentioned is held by and vested in the Seller;

(B)      By a Mortgage Loan Purchase Agreement made between the Purchaser and
         the Seller dated                     Nineteen hundred and Ninety five
         ("the Mortgage Purchase Agreement") the Seller has agreed to sell and the Purchaser has agreed to purchase inter alia the said Scottish Trust Property; and

(C) In implement of Clause 3.5(i) of the Mortgage Purchase Agreement the Seller has undertaken to grant this deed pending the taking of full legal title by the Purchaser to the said Scottish Trust Property:

NOW THEREFORE the parties HEREBY AGREE and DECLARE as follows:-

1.       Interpretation

In this deed:-

         (i) Words and expressions shall (unless the context otherwise requires) have the same meanings respectively ascribed to them in the Mortgage Purchase Deed; and

         (ii) "Scottish Trust Property" shall mean the Scottish Mortgage Loans details of which are specified in the Schedule hereto, together with all principal sums, including any further advances present or future, interest and expenses comprised therein and secured thereby and the whole rights pertaining thereto specified in Clause 6.1.1 of the Mortgage Purchase Agreement including without prejudice to the generality thereof the Standard Securities and all collateral security granted in respect of such Scottish Mortgage Loans and all monies, rights, interest, benefits and others pertaining thereto or deriving therefrom and all powers and remedies for enforcing the same.

2.       Declaration of Trust

The Seller hereby DECLARES that from and after the date hereof it holds and, subject to Clause 6 hereof, shall henceforth hold the Scottish Trust Property and its whole right, title and interest, present and future therein and thereto in trust absolutely for the Seller and its assignees (whether absolutely or in security) whomsoever.

3.       Intimation

The Seller hereby intimates to the Purchaser the coming into effect of the trust hereby declared and created and the Purchaser by its execution hereof [immediately subsequent to the execution of the Seller] acknowledges such intimation.

4.       Warranties and Undertakings

         The Seller warrants and undertakes that:-

         (i) as at the date hereof it holds legal title to the Scottish Trust Property unencumbered by any fixed or floating charge;

         (ii) it shall not create or agree to create any fixed or floating charge or other security interest over or which may attach to or affect the whole or any part of the Scottish Trust Property at any time when such property or part thereof remains subject to the trust hereby created; and

         (iii) it shall deal with the Scottish Trust Property (including without prejudice to said generality the setting of any interest rate applicable thereto) in accordance with the provisions of the Mortgage Purchase Agreement and the Servicing Agreement between the Seller, the Purchaser and City
                  Mortgage Servicing Limited dated                     Nineteen
                  hundred and Ninety five and the specific written instructions (if any) of the Purchaser and its foresaids and shall take, subject to Clause 6 hereof, any such action as may be necessary (including for the avoidance of doubt the raising or defending of any proceedings in any court of law whether in Scotland or elsewhere) to secure or protect the title to the Scottish Trust Property.

5.       Powers of Beneficiary

The provisions of [Clause 6.1.8 of] the Mortgage Purchase Agreement shall be deemed to be incorporated herein in so far as the same pertain to the Scottish Trust Property and during the continuance of the trust hereby declared and created the Purchaser as beneficiary hereunder shall have the benefit of all rights and powers thereby conferred, including without limitation the right to perfect legal title to the Scottish Trust Property or any part thereof and to call upon the Seller to undertake all acts and things and execute all deeds and documents as may be required to effect the same, and that notwithstanding the winding up of the Seller or the making of any administration order in respect of the Seller or the appointment of a receiver to all or any part of the Scottish Trust Property, and for further assuring the said rights and powers the Seller has executed and delivered to the Purchaser a power of attorney in the form set out in Schedule 8 to the Mortgage Purchase Agreement.

6.       Termination of Trust

In the event of:-

         (i) legal title to any part or parts of the Scottish Trust Property being taken by the Purchaser or its foresaids [in accordance with the provisions of Clause 6.1.8 of the Mortgage Purchase Deed] (which in the case of any Standard Security shall be constituted by the registration or recording of the title thereto of the Purchaser or its foresaids in the Registers of Scotland) or

         (ii) any part or parts of the Scottish Trust Property being repurchased by the Seller in accordance with Clause 8 of the Mortgage Purchase Agreement, or

         (iii) any part or parts of the Scottish Trust Property forming the subject to a Disposition in terms of Clause 11 of the Mortgage Purchase Agreement the trust hereby declared and created shall (but only when any of the events or transactions before stated has been completed irrevocably, validly and in full) ipso facto fall and cease to be of effect in respect of such part or parts of the Scottish Trust Property but shall continue in full force and effect in respect of the whole remainder (if any) of the Scottish Trust Property.

7.       Variation

This deed and the trust hereby declared and created shall not be varied in any respect without the consent in writing of the Purchaser.

8.       Governing Law

This deed shall be governed by and construed in accordance with the laws of Scotland and each of the parties prorogates the non-exclusive jurisdiction of the Scottish courts so far as not already subject thereto and waives any right or plea of forum non conveniens in respect of such jurisdiction.

9.       Registration

The parties hereto consent to the registration of these presents for preservation:

IN WITNESS WHEREOF these presents typewritten on this and the preceding three pages are executed for and on behalf of the Seller and the Purchaser as follows:-

Subscribed for and on behalf of the said

City Mortgage Corporation Limited

at       .....................

on       .....................

by       .....................          ............................

         .....................          ............................


Subscribed for and on behalf of the said Greenwich International, Ltd.

at       .....................

on       .....................

by       .....................          .......................

         .....................          .......................


                                    SCHEDULE

Borrowers   Loan Outstanding   Subjects Secured   Title No/County

                                   ANNEXURE 1

            INFORMATION TO BE PROVIDED IN EACH MORTGAGE LOAN SCHEDULE

(i)      the loan number assigned by the Seller;

(ii) the Mortgagor's name and the complete street address of the Mortgaged Property;

(iii)    the forced sale value;

(iv)     the maturity date;

(v)      the original principal balance;

(vi)     the Cut-off Date Principal Balance;

(vii)    the first payment date of the Mortgage Loan;

(viii) the current Monthly Payment in effect as of the Cut-off Date computed using the applicable Concessionary Mortgage Rate;

(ix) the current monthly instalment of [principal and]* interest in effect as of the Cut-off Date calculated using the applicable
         Non-concessionary Mortgage Rate;

(x)      the loan to forced sale value ratio at origination;

(xi) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

(xii)    the Non-concessionary Mortgage Rate;

(xiii)   the Concessionary Mortgage Rate;

(xiv) a code indicating the relative priority position of the charge (i.e. first or second lien status); and

(xv)     whether the Mortgage Loan is an Amortising Loan or Interest Only Loan.

Such schedule shall also set forth the total of the amounts described under (vi) above for all of the Mortgage Loans.

*  (Applicable only in the case of Amortising Loans)

                                  ANNEXURE 2.1

                        SELLER'S UNDERWRITING GUIDELINES

                  FIRST AND SECOND MORTGAGES (AMORTISING LOANS)

 TERM                                          5 to 25 years (fully amortising)

 Minimum advance                               pound-sterling   4,000
 Maximum advance                               pound-sterling 150,000

 INCOME RATIOS                                 Ratio

 Joint monthly income (including stated income)

 Not exceeding pound-sterling 1,000

 pound-sterling 1,001 topound-sterling 2,499      33%
 pound-sterling 2,500 topound-sterling 4,999      40%
 pound-sterling 5,000 + over                      45%

                                                  50%

 (INCOME MULTIPLES)

 PROPERTY TYPE

 Type A                                          Houses

                                                 Flats (maximum 3 storeys - 20
                                                           unit block)

                                                 In course of construction
                                                 (residential only staged
                                                          advances)

 Type B                                          Mixed use (shop/flat - 51%
                                                 residential use) Investment
                                                 (minimum 51% residential use)
                                                 Non-standard construction (not
                                                 on defective list) (houses and
                                                 flats only)

 MINIMUM STATED FLAT RATE                        18.9% per annum

 MINIMUM CONCESSIONARY FLAT RATE                 9.9% per annum

 MINIMUM MARKET VALUES ("MV")                    Minimum value

 Up to 60% MV

 Up to 50% MV                                    pound-sterling 30,000 and above
 Up to 40% MV                                    pound-sterling 25,000 and above
                                                 pound-sterling 15,000 and above

 SECOND CHARGES                                  Second charges must be at least
                                                 20% of any related first charge

                                  ANNEXURE 2.2

                       LOAN PROGRAM (INTEREST ONLY LOANS)

                        ((POUND)15,001 TO (POUND)150,000)

                               TERM 5 TO 25 YEARS

           RESIDENTIAL AND SEMI-COMMERCIAL PROPERTIES (TYPES A AND B)


 PLAN                    STANDARD    CONCESSIONARY         CMC      PPP PREMIUM   COMMISSION      LOAN TO VALUE
                         RATE %      RATE %             FACILITY    % TOTAL       % SINGLE PPP    MAX
                                                          FEE %     LOAN                          % MV

                                                                                                  INCLUDING

                                                                                                  FACILITY FEE

 First/Second* Charges      23.5           14.5             5            9.5             5        60 (Step
                                                                                                  -Down ??)


(*  Second charges must be at least 20% of any related first charge)

 INCOME                              Either verified (EMP + S/E) or S/E

                                     Self certificated

 EARLY SETTLEMENT                    Six months interest penalty

 INCOME RATIO                        [                     ]

 INCOME MULTIPLES                    [                      ]


                                         INTEREST PAYMENT PER (POUND)1,000

Standard Rate                                         23.5%                         pound-sterling 19.59

Concessionary Rate                                    14.5%                         pound-sterling 12.09

REPAYMENT                                        VEHICLE Suitable repayment
                                                 vehicle such as
                                                 endowment/pension policy
                                                 covering the principal amount
                                                 of the loan may be required to
                                                 be assigned/charged/deposited
                                                 as applicable.

                                                 Broker Fee - may be added to
                                                 this plan.

PROPERTY TYPE

Type A                                           Houses

                                                 Flats (maximum 3 storeys - 20
                                                           unit block)

                                                 In course of construction
                                                  (residential only staged
                                                          advances)

Type B                                           Mixed use (shop/flat - 51%
                                                 residential use) Investment
                                                 (minimum 51% residential use)
                                                 Non-standard construction (not
                                                 on defective list) (houses and
                                                 flats only)

                        ANNEXURES 3.1, 3.2, 3.3 AND 3.4

3.1      FORM OF MORTGAGE DEED AND ADVANCE COPY [ENGLISH MORTGAGE LOANS] -
         AMORTISING

[3.2     CONSUMER CREDIT AGREEMENT]

3.3      FORM OF STANDARD SECURITY [SCOTTISH MORTGAGE LOANS]* - AMORTISING

3.4 FORM OF MORTGAGE DEED AND ADVANCE COPY [ENGLISH MORTGAGE LOANS] - INTEREST ONLY


[* or separate annexure for Scotland?]

                                   ANNEXURE 4

                               RULE OF 78'S METHOD

              PRINCIPAL EXAMPLE OF RULE OF 78S AMOUNTS CALCULATION

                               RULE OF 78S METHOD

ORIGINAL SUM LOANED                                                                  pound-sterling 3,400.00

ADD:
Total charge for credit                                 pound-sterling 3,808.04
Disbursements                                           pound-sterling 227.00
Default interest                                        pound-sterling 46.43
Costs and VAT in event of early
  settlement                                            pound-sterling 146.88        pound-sterling 4,166.34
                                                                                     -----------------------
                                                                                     pound-sterling 7,628.34

LESS:

Monies received                                         pound-sterling 2,216.56
Other credits                                           pound-sterling 124.74
Rebate of interest                                      pound-sterling 1,825.09      pound-sterling 4,166.39
                                                                                     -----------------------
TOTAL                                                                                pound-sterling 3,461.95
                                                                                     -----------------------

In respect of the calculation of rebate of interest, the figure is calculated by reference to a formula laid down by the Consumer Credit Act 1974 and known as "The Rule of '78".

         n (n + 1)
         _________________     x    TCC = R
         m (m + 1)

Where:-

         n is the total remaining number of months over which the credit must be repaid, having regard to any entitlement nominally to increase the number of months deemed to have fallen due; and

         m is the total number of months over which the credit was to have been repaid; and

         TCC is the total charge for credit; and

         R is the resultant rebate of interest.

The formula is designed to provide an accurate apportionment from time to time of the division of payments between capital and interest and therefore to produce a fair result as between the lender and the borrower in the event that an early settlement takes place. Any "straight line" method does not provide for this as it does not allow for the fact that mainly interest is repaid in the early years of the mortgage and vice versa; the "Rule of 78" does make accurate provision for this.

In relation to the above figures the calculation is as follows:-

         58  x  59
         _______________       x    3808.04
         84  x  85

This produces a figure of pound-sterling 1,825.0858 (rounded up slightly to pound-sterling 1,825.09p).

If, for example, 25 instalments will have fallen due on the settlement date, leaving 59 instalments remaining to be paid, the calculation is based upon 58 instalments remaining due. This is correct as the regulations allow deferral of calculation by one month to produce the calculation given above.

ORDER OF RECOVERY IN EVENT OF SHORTFALL IN PAYMENTS

                                                                                       Prepayment          Prepayment
                                                                                       received in        not received
                                                                                          full               in full
   Advance                                                                                13,200              13,200
   Rule of 78       -           Int in full                           24,948
                                Int refund                            18,405
                                                                                           6,542               6,542
                                                                                         -------             -------
                                                                                          19,742              19,742
   Disbursement                                                          348
   Additional/Default Interest                                           152
   Legals                                                                146                 646                 646
                                                                                        --------             -------
                                                                                          20,388              20,388
   Less:    Payments received                                                              2,953               2,953
                                                                                        --------             -------
   Redemption Payment due                                                                 17,435              17,435
   PAYMENTS OF SUMS
   Sums received                                                                          17,435              15,150
   Allocation:    [(1)  Interest at Concessionary Rate                                  [       ]           [       ]
                  (2)   Capital Advance balance                                           13,125              13,125
                  (3)   Disbursements/Legals                                                 494                 494
                  (4)   Default Interest                                                     152                 152
                  (5)   Interest at Non-Concessionary Rate                              [       ]           [       ]
                  (6)   Rule of 78                                                        [3,664]            [1,379]]

 SIGNED AS A DEED                                    )
 for and on behalf of GREENWICH                      )
 INTERNATIONAL, LTD.                                 )
 (Purchaser) by:-                                    )


 Name:

 Title:

 Name:

 Title:

 SIGNED AS A DEED                                    )
 for and on behalf of                                )
 CITY MORTGAGE CORPORATION                           )
 LIMITED (Seller) by:-                               )

 Name:

 Title:

THIS SERVICING AGREEMENT is made on                              1996

BETWEEN:-

(1) GREENWICH INTERNATIONAL, LTD. a company incorporated in Bermuda whose registered office is at Cedar House, 41 Cedar Avenue, Hamilton, Bermuda and whose branch in the United Kingdom is at 1 Jermyn Street, 7th Floor, London SW1Y 4UH ("the Purchaser" which expression shall include its successors in title and permitted assigns); and

(2) CITY MORTGAGE CORPORATION LIMITED, a company incorporated in England and Wales under number 3043776 whose registered office is at 19 Cavendish Square, London W1A 2AW ("the Seller" which expression shall include its successors in title and permitted assigns); and

(3) CITY MORTGAGE SERVICING LIMITED, a company incorporated in England and Wales under number 3043775, whose registered office is at Harcourt House, 19 Cavendish Square, London W1A 2AW ("the Servicer" which expression shall include its successors in title and permitted assigns)

WHEREAS:-

(A) Pursuant to a Mortgage Purchase Agreement ("Mortgage Purchase Agreement") of even date herewith between the Seller (1) and the Purchaser (2) the Seller has agreed to sell and the Purchaser has agreed to purchase certain mortgage loans, together with the benefit of the security therefor and certain ancillary rights and benefits.

(B) The Servicer is willing to provide administration and accounting services to the Purchaser in relation to such mortgage loans purchased by the Purchaser on the terms and subject to the conditions contained in this Agreement.

IT IS HEREBY AGREED AS FOLLOWS:-

1. DEFINITIONS

1.1 In this Agreement and the Schedule(s), unless the context otherwise requires the following expressions shall have the following meanings:-

AMOUNTS HELD FOR FUTURE DISTRIBUTIONS: with respect to any Distribution Date, any amounts on deposit in the Collection Account that represent full or partial prepayments of principal, insurance proceeds, compensation awards or proceeds arising from Enforcement Procedures that in any such case were received into the Collection Account during the calendar month in which such Distribution Date occurs;

AVAILABLE FUNDS: with respect to any Distribution Date, all amounts collected and received or recovered in respect of the Mortgage Loans during the related Collection Period from whatever source derived plus any Monthly Advances with respect to such Distribution Date but not including any such amounts which constitute Amounts Held for Future Distribution with respect to such Distribution Date;

BUILDINGS POLICIES: the buildings and contents insurance policy or policies in relation to the Mortgaged Properties;

CMC TRUST ACCOUNT : means the account number [ ] sort code [ ] entitled "City Mortgage Corporation: Trust Account" at National Westminster Bank plc's branch at 21 Lombard Street, London EC3P 3AR, or such other account as may with the prior written consent of the Purchaser be utilised for the time being as the CMC Trust Account;

COLLECTION ACCOUNT: the interest bearing trust account number [ ] opened at the date hereof at the branch of National Westminster Bank plc, at 41 Lothbury, London EC2P 2BP in the name of the Servicer or, subsequently to the date hereof, such other interest bearing trust account in the name of the Servicer with any other branch and/or bank as the Purchaser shall approve as the Collection Account;

COLLECTION PERIOD: the calendar month immediately prior to the calendar month in which the relevant Distribution Date falls;

DETERMINATION DATE: the 1st day of each month (or if such day is at any time not a business day, the next succeeding business day);

DISTRIBUTION DATE: the 15th day of each month (or if such day is at any time not a business day, the next succeeding business day);

ENFORCEMENT EXPENSES: all customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations (including in particular the carrying out of Enforcement Procedures), including, but not limited to, the cost of (i) preservation, restoration and repair and insurance of any Mortgaged Properties, and (ii) any enforcement or judicial or other proceedings in relation to a Mortgage Loan, whether for recovery of the mortgage debt owed by the Mortgagor or in relation to enforcement of the mortgagee's or heritable creditor's rights under the relevant Mortgage Loan Document (including, without limitation, in relation to the sale of the Mortgaged Property and instruction of valuers, letting or selling agents and solicitors or licensed conveyancers in relation thereto);

ENFORCEMENT PROCEDURES: has the meaning given in clause 10.1 and the expression "completion of the Enforcement Procedures" shall be construed in accordance with clause 10.2.1;

MANUAL: the procedure manual by reference to which the Servicer will administer the Mortgage Loans (as from time to time amended by the Servicer in accordance with the provisions of clause 5.7);

MONTHLY ADVANCE: with respect to any Mortgage Loan, the aggregate of the advances made pursuant to clause 8;

MONTHLY PAYMENT: the amount comprising interest at the related Concessionary Mortgage Rate and, in the case of Amortising Loans any scheduled regular principal repayments but excluding (where applicable) any buildings, contents or other insurance

Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

premia of any nature and/or commissions payable in respect thereof by a Mortgagor in respect of his Mortgage Loan on each Due Date;

NON-CONCESSIONARY INTEREST: with respect to any Mortgage Loan, the amount collected in respect of interest thereon in excess of interest thereon at the Concessionary Mortgage Rate for the relevant period;

NON-RECOVERABLE ADVANCE: any Monthly Advance (or portion thereof) made or proposed to be made pursuant to clause 8.4 which the Servicer has reasonably determined will not be ultimately recoverable out of late payments or other recoveries on the Mortgage Loan for which such Monthly Advance was made or proposed to be made;

ORIGINATION PAYMENT: with respect to any Distribution Date, an amount equal to one-twelfth of the Origination Fee Rate times the aggregate Stated Principal Balance of the Mortgage Loans with respect to such Distribution Date;

ORIGINATION FEE RATE: 1.50% per annum;

PREPAYMENT AMOUNTS: with respect to any Mortgage Loan that is the subject of a prepayment (whether voluntary pay-off or involuntary or as the result of casualty or Enforcement Procedures or otherwise), the excess, if any, of (i) the amount of principal and interest received by the Servicer in connection with such prepayment under the relevant contractual terms relating to the Mortgage Loan after taking account of any rebate to which the Mortgagor may be entitled as calculated in accordance with the related Mortgage Loan Document over (ii) the amount of principal and interest that would have been payable by such Mortgagor in connection with the prepayment of such Mortgage Loan on the date of prepayment calculated on an actuarial basis, but in each case excluding for the avoidance of doubt any default interest;

PRIMARY PAYMENT: with respect to any Distribution Date, an amount equal to one-twelfth of the Primary Rate times the aggregate Stated Principal Balance of the Mortgage Loans with respect to such Distribution Date;

PRIMARY RATE: 0.65% per annum;

PREMIUM ADVANCE AMOUNT: as defined in Section 10 of the Commitment Letter;

[PURCHASER'S ACCOUNT: the account (number [ ]) of Chemical Bank Limited with Midland Bank London (SWIFT Address MIDLGB22, Sort Code [ ] (beneficiary Greenwich International, Ltd.)) and which is maintained at the date hereof by the Purchaser, or subsequently to the date hereof such other account with any other bank and/or branch as the Purchaser shall determine;]

RELEVANT DOCUMENTS: this Agreement, the Mortgage Purchase Agreement and/or any documents relating to the Mortgage Loans including transfers and assignations thereof to and declarations of trust in favour of the Purchaser and all other documents agreed between the parties hereto from time to time as being relevant to the transactions contemplated in this Agreement or any other agreement referred to herein;


Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

SERVICER ACCOUNT: the account described as such in clause 18.1.4;

SERVICES: the services, including those set out in Schedule 1, to be provided by the Servicer to the Purchaser pursuant to this Agreement;

SERVICING FEE: the fee described as such in clause 12.1;

SERVICING FEE RATE: 0.35% per annum.

1.2 Terms defined in the Mortgage Purchase Agreement and the Commitment Letter shall, unless otherwise defined herein or the context otherwise requires, bear the same meanings herein save that references herein to Mortgage Loans shall be construed as those purchased by the Purchaser pursuant to the Mortgage Purchase Agreement and not for the time being repurchased thereunder.

1.3 Clause 1.2 of the Mortgage Purchase Agreement (Interpretation) is incorporated herein, mutatis mutandis.

2. CONDITIONS PRECEDENT

The appointment pursuant to clause 3.1 is conditional upon the conditions precedent referred to in clause 2 of the Mortgage Purchase Agreement having been satisfied and the Mortgage Purchase Agreement becoming fully operative.

3. APPOINTMENT

3.1 Until the earlier of the expiry of the Commitment Letter and/or the Mortgage Purchase Agreement, or, as the case may be, termination under clause 18 the Purchaser and the Seller each hereby appoint the Servicer its lawful agent in its name and on each such party's behalf to exercise their respective rights powers and discretions and to perform their respective duties and obligations under or in relation to the Mortgage Loans and any matters relating thereto and the Servicer hereby accepts such appointment on the terms and subject to the conditions of this Agreement.

3.2 For the avoidance of doubt and in connection with the appointment accepted under clause 3.1, during the continuance of its appointment hereunder, the Servicer shall, subject to the terms and conditions of the Relevant Documents and the Purchaser's Memorandum and Articles of Association or other constitutional documents, have the full power, authority and right to do or cause to be done any and all things which it reasonably considers necessary, convenient or incidental to the exercise of such rights, powers and discretions or the performance of such duties and obligations provided that in exercising such rights, powers and discretions and performing such duties and obligations the Servicer shall not cause the Seller or the Purchaser to be in breach of any obligation (whether of a contractual, tortious, delictual or fiduciary nature) under any Relevant Document to which it is party.

4. COVENANTS AND REPRESENTATIONS OF SERVICER

4.1 The Servicer hereby covenants with and undertakes to the Seller and the Purchaser that, without prejudice to any of its specific obligations hereunder:-

         4.1.1 it will devote at least the same amount of time and attention to and will exercise at least the same level of skill, care and diligence in, the performance of the Services as it would if it were servicing mortgage loans in respect of which it is the legal and beneficial owner and, in any event, will devote due skill, care and diligence to the performance of the Services;

         4.1.2 will comply with any proper directions, orders and instructions which the Purchaser may from time to time give to it in relation to the matters contemplated by this Agreement and in accordance with the provisions of this Agreement;

         4.1.3 it will use all reasonable endeavours to keep in force all licences, approvals, authorisations and consents which may be necessary in connection with the performance by the Servicer of the Services;

         4.1.4 it will comply with any legal requirements in the performance of the Services;

         4.1.5 it will make all payments required to be made by it pursuant to this Agreement on the due date for payment thereof in sterling for value on such day without set-off or counterclaim and (unless required by law to deduct or withhold) without deduction or withholding for any taxes;

         4.1.6 save as permitted in accordance with the terms of any Relevant Document, it will not for itself or on behalf of the Purchaser or Seller, amend, terminate or rescind such Relevant Document without, in any such case, the prior written consent of the Purchaser such consent not to be unreasonably withheld or delayed;

         4.1.7 it will administer the Mortgage Loans with due and proper regard to the principles and procedures set out in the Manual or in such other manner as would a reasonably prudent lender;

         4.1.8 it will consider the interests of the Seller and the Purchaser in its relations with Mortgagors and its exercise of any discretion arising from performance of the Services;

         4.1.9 it will notify the Seller and the Purchaser forthwith upon its becoming aware of the occurrence of any event which if it should occur with respect to the Servicer, would be an Event of Default under the Mortgage Purchase Agreement (mutatis mutandis);

         4.1.10 it will deliver to the Purchaser within 7 days of publication thereof and in any event within 180 days after the end of each of its accounting reference periods a copy of its financial statements for such period (including its annual report and its audited balance sheet and profit and loss account for that period); and

         4.1.11 if any agreement in relation to a Mortgage Loan is a regulated or partly regulated agreement for the purposes of the Consumer Credit Act 1974, it will ensure that it is a properly executed agreement in terms of that Act and that all other requirements imposed by or under that Act are complied with in relation to such agreement.

4.2 The covenants and undertakings of the Servicer in clause 4.1 shall remain in force until this Agreement is terminated without prejudice to any right or remedy of the Seller and the Purchaser arising from breach of any such covenant or undertaking prior to the date of termination of this Agreement.

4.3 The Servicer hereby represents and warrants to the Seller and the Purchaser that:-

         4.3.1 it has the full power, authority and legal right to execute, deliver and perform the terms of this Agreement and those of the Relevant Documents to which it is a party; and

         4.3.2 the execution and delivery of this Agreement and those of the Relevant Documents to which it is a party and performance by it of the obligations expressed to be assumed by it hereunder and thereunder have been duly authorised by all necessary corporate action on its part.

5. SERVICES

GENERAL

5.1 It shall be the duty of the Servicer during the currency of this Agreement to provide the Services.

5.2 The Servicer will, in relation to the matters contemplated by this Agreement, including in particular in relation to the Mortgage Loans, disclose to Mortgagors that it is acting as servicer of the Mortgage Loans and related matters as agent on behalf of the Purchaser but for the avoidance of doubt such disclosure having been effected it shall not be incumbent on the Servicer to make further such disclosure in relation to each matter contemplated by this Agreement undertaken by it.

5.3 The Servicer hereby waives any security interest arising from time to time in favour of the Servicer in connection with the performance of the Services.

APPROVALS AND AUTHORISATIONS

5.4 The Servicer represents and warrants to the Seller and the Purchaser that all authorisations, approvals, consents and licences required by it in connection with the Services and the performance of its obligations hereunder have been obtained or are in the process of being obtained and are in full force and effect.

COMPLIANCE WITH AGREEMENTS

5.5.1 The Services shall include procuring (so far as the Servicer having used all reasonable endeavours is able so to do) compliance by the Seller and the Purchaser with all applicable legal requirements and with the terms of the Relevant Documents and of all other agreements to which the Seller and the Purchaser is a party.

5.5.2 The Servicer undertakes promptly to notify the Seller and the Purchaser in writing of any matter or thing which becomes known to the Servicer and which remains after five business days of it so becoming aware capable (a) of giving rise to a claim under of the Mortgage Purchase Agreement or (b) of giving rise to an obligation to re-purchase a Mortgage Loan pursuant to the Mortgage Purchase Agreement. The Servicer further undertakes promptly to notify the Seller and the Purchaser in writing of any material breach of any of the Relevant Documents which becomes known to it and which remains unremedied five business days after it has so become aware of such material breach.

5.5.3 The Servicer represents and warrants to each of the Seller and the Purchaser as at the date of this Agreement that it is not aware (having made due and careful enquiry) of any reason why its obligations under this Agreement or those of the Relevant Documents to which it is a party (when executed and delivered by the other parties thereto) should not constitute valid and binding obligations of the Servicer or why its obligations under this Agreement or such Relevant Documents (when so executed and delivered) are not or will not be direct, unconditional and general obligations and liabilities and that the execution and delivery of this Agreement and any such Relevant Documents by it and the exercise by the Servicer of its rights and the performance by the Servicer of its obligations hereunder and thereunder and compliance with the terms hereof and thereof do not and will not:-

         (i) contravene any provision of any United Kingdom law, statute, decree, rule or regulation to which the Servicer or any of its assets or revenues is subject or of any order, judgment, injunction, decree, resolution, determination or award of any United Kingdom court or any United Kingdom judicial, administrative or governmental authority or any organisation having applicability to the Servicer or any of its assets or revenues which contravention would have a material adverse effect on the business, assets or condition (financial or otherwise) of the Servicer or on the Servicer's ability to perform and observe its obligations under those of the Relevant Documents to which it is party; or

         (ii) conflict with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, security, deed of trust, bond, agreement or any other instrument or obligation to which the Servicer is a party or by which it or any of its assets or revenues may be bound or affected in such a way as would have a material adverse effect on the business, assets or conditions (financial or otherwise) of the Servicer or on the Servicer's ability duly to perform and observe its obligations under those of the Relevant Documents to which it is party.

MANUAL

5.6 Save as provided in this clause 5.6 the Servicer shall be entitled to make such non-material variations, amendments or alterations to the Manual as it shall in its discretion think fit. The Servicer shall not make any material variations, amendments or alterations to the Manual without the prior written consent of the Purchaser, such consent not to be unreasonably withheld or delayed.

6. LIMITATIONS ON LIABILITY OF SERVICER

6.1 For the avoidance of doubt, the Servicer shall not be liable in respect of any loss, liability, cost, claim, expense or damage suffered or incurred by the Seller or the Purchaser as a result of the performance of the Services by the Servicer save where such loss, liability, cost, claim, expense or damage is suffered or incurred as a result of any gross negligence or wilful default of the Servicer or any breach by it of the provisions of this Agreement.

6.2 The Servicer shall have no liability for the obligations of a Mortgagor under any Mortgage Loan or any collateral security and nothing in this Agreement shall constitute a guarantee or similar obligation by the Servicer of the performance by a Mortgagor or any other person of his obligations under a Mortgage Loan or any collateral security.

7. MORTGAGE RATE

7.1 The Servicer shall from time to time in accordance with the terms and conditions of the Mortgage Loans notify Mortgagors of the related Concessionary Mortgage Rates and Non-Concessionary Mortgage Rates from time to time as jointly directed in writing by the Seller and the Purchaser.

7.2 The Servicer shall take the steps rendered necessary by the terms of the Mortgage Loans to bring each variation of the Concessionary Mortgage Rate or the Non-Concessionary Mortgage Rate to the attention of the Mortgagors.

8. PAYMENTS, ACCOUNTS AND MONTHLY ADVANCES

8.1 COLLECTION ACCOUNT

8.1.1 The Servicer confirms that the Collection Account has been set up at the date hereof and the Servicer undertakes that the Collection Account will continue to be operative and will not be changed without the consent of the Purchaser, such consent not to be unreasonably withheld or delayed.

8.1.2 The Servicer shall deposit in the Collection Account on a daily basis within one business day of its receipt thereof, and retain therein the following payments and collections received by it subsequent to close of business on the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto:-

         (i) all payments on account of principal on the Mortgage Loans;

         (ii) all payments on account of Sale Premiums;

         (iii) all payments on account of interest on the Mortgage Loans;

         (iv) all proceeds received pursuant to Enforcement Procedures;

         (v) all insurance proceeds excluding amounts referred to in clause
         14.4.1 other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the Mortgage Loan Documents or applicable law;

         (vi) all compulsory purchase, planning blight or other compensation monies for any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the Mortgage Loan Documents or applicable law;

         (vii) all Monthly Advances; and

         (viii) the Repurchase Price of any Mortgage Loan repurchased by the Seller in accordance with the Mortgage Purchase Agreement.

8.1.3 Amounts of interest in respect of sums held to the credit of the Collection Account from time to time shall belong to the Servicer and accrued interest may be remitted to the Servicer immediately following each Distribution Date.

8.1.4 The Servicer shall procure that, in respect of the Mortgage Loans, all cheques and orders to pay and all other payments received by it in respect of buildings, contents or other insurance premia of any nature and/or commissions in respect thereof payable to the Servicer shall be credited to the Collection Account. The Servicer shall procure that forthwith on receipt of the same any such amounts credited to the Collection Account shall be debited to the Collection Account and credited to an account of the Servicer nominated by the Servicer from time to time (the "Servicer Account"). The Servicer shall procure that on the due date thereof amounts in respect of any such insurance premia as are referred to in this clause (net of commission, if any) shall be paid out of the Servicer Account to the relevant insurance company in respect of the relevant buildings and/or contents and/or other insurance policy and such commission shall be paid to the Servicer.

8.2 BOOKS OF ACCOUNT AND RECORDS

8.2.1 The Servicer undertakes that it will maintain books of account for the Purchaser in accordance with generally accepted accounting principles. The Servicer shall record all amounts received by or on behalf of the Purchaser and all payments made by or on behalf of the Purchaser on a timely basis in accordance with such principles. Accountants appointed by the Purchaser shall be entitled to inspect such books of account at any time upon giving reasonable notice.

8.2.2 The Servicer shall keep and maintain records, on a Mortgage Loan by Mortgage Loan basis, for the purposes of identifying amounts paid by each Mortgagor, any amount due by a Mortgagor, the balance from time to time outstanding on a Mortgagor's account, Monthly Advances and Enforcement Expenses made with respect to such Mortgage Loan. The Servicer will provide such information to the Purchaser or to its order at any time upon request subject to the provisions of the Data Protection Act 1984 or other applicable legislation current from time to time.

8.3 ORDER OF MORTGAGOR PAYMENTS

Subject to the terms of the Mortgage Loans, all amounts received under or in respect of Enforcement Procedures with respect to a Mortgage Loan, and any proceeds under any applicable insurance policy (to the extent not applied to the restoration of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal procedures) (subject always to any overriding obligation to reinstate the relevant Mortgaged Property), shall be applied first against arrears of the Servicing Fees payable to the Servicer, second against unreimbursed Enforcement Expenses and Monthly Advances, third against interest due and payable by the Mortgagor under such Mortgage Loan and fourth against the principal (if any) due and payable by the Mortgagor under such Mortgage Loan.

8.4 MONTHLY ADVANCES

8.4.1 Subject to the provisions of this clause 8.4 with respect to each Distribution Date, the Servicer, as required below, shall make an advance equal to the sum of (i) all payments of interest at the related Concessionary Mortgage Rate that were due on the related Due Date and not received by the Servicer as at the related Determination Date and (ii) all payments of principal on Amortising Loans that were due on the related Due Date and not received by the Servicer as at the related Determination Date (each a "Monthly Advance") for deposit in the Collection Account.

8.4.2 Each such Monthly Advance shall be remitted to the Collection Account no later than the close of business on the business day immediately preceding the related Distribution Date in immediately available funds. The Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance would not be a Non-recoverable Advance. If the Servicer shall have determined that it has made a Non-recoverable Advance or that a proposed Monthly Advance or a lesser proportion of such Monthly Advance would constitute a Non-recoverable Advance, the Servicer shall deposit in the Collection Account funds constituting the remaining proportion of such Monthly Advance, if applicable, and deliver to each of the Purchaser and the Seller a certificate, signed by a duly authorised officer of the Servicer, setting forth the basis for such determination.

8.4.3 In lieu of making all or a proportion of such Monthly Advance from its own funds, the Servicer may cause to be made an appropriate entry in its records relating to the Collection Account that any amount held therein and not required for distribution on the immediately succeeding Distribution Date has been used by the Servicer in discharge of its obligation to make any such Monthly Advance.

8.4.4 Any funds so applied shall be replaced by the Servicer by deposit in the Collection Account no later than the close of business on the business day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement.

8.4.5 The Servicer shall be entitled to be reimbursed from the Collection Account for all Monthly Advances from its own funds made pursuant to this clause
8.4 as provided in clause 9.

8.4.6 The obligation hereunder to make Monthly Advances with respect to any Mortgage Loan shall continue until the relevant Mortgage Loan is paid in full or the related Mortgaged Property has been sold pursuant to enforcement proceedings pursuant to the terms of the related Mortgage Loan pursuant to any applicable provision of the Mortgage Purchase Agreement or this Agreement.

9. APPLICATION OF SUMS RECEIVED

9.1 On each Distribution Date, the Servicer shall distribute all Available Funds on deposit in the Collection Account in the following manner:-

         9.1.1 amounts allocable to principal of the Mortgage Loans shall be distributed to the Purchaser; and

         9.1.2 amounts allocable to Gross Interest and Sale Premiums (if any) on the Mortgage Loans shall be allocated in the following order of priority and in each case distributed to the extent of remaining Available Funds and where such amounts are allocated to the Seller and the Purchaser pursuant to this clause such allocation shall be in satisfaction of the absolute beneficial entitlements of the Seller and the Purchaser under the trust of the Gross Interest and Sale Premiums (if any) referred to in clause 4 of the Mortgage Purchase Agreement:-

                  (i) to the Servicer, an amount equal to the Servicing Fee with respect to such Distribution Date;

                  (ii) to the Servicer, any unreimbursed Monthly Advances and Enforcement Expenses made by the Servicer (provided, however, that reimbursement pursuant to this sub-clause (ii) shall be limited to collections received subsequently with respect to the Mortgage Loan in respect of which such Monthly Advance or Enforcement Expense, as applicable, was made);

                  (iii) to the Servicer, any unreimbursed Non-recoverable Advances previously made by the Servicer;

                  (iv) to the Servicer (on behalf of the Purchaser and the Seller), any reimbursed Monthly Advances and Enforcement Expenses made by the Servicer on their behalf (any such advances made in the proportions one-third by the Purchaser and two-thirds by the Seller), provided, however, that reimbursement pursuant to this sub-clause (iv) shall be limited to collections received subsequently with respect to the Mortgage

                  Loan in respect of which such Monthly Advance or Enforcement Expense, as applicable, was made);

                  (v) to the Servicer (on behalf of the Purchaser and the Seller), any unreimbursed Non-recoverable Advances previously made by the Servicer on their behalf (any such advances made in the proportions one-third by the Purchaser and two-thirds by the Seller);

                  (vi) to the Company an amount equal to the Primary Payment with respect to such Distribution Date;

                  (vii) to the Purchaser, an amount equal to one-twelfth of the applicable Remittance Rate times the aggregate Stated Principal Balance of the Mortgage Loans with respect to such Distribution Date;

                  (viii) to the Seller, an amount equal to the Origination Payment with respect to such Distribution Date;

                  (ix) to the Seller, such amount as is necessary to discharge all accrued and unpaid interest on any Premium Advance Amount, which amount the Seller hereby directs the Servicer to pay to the Purchaser in discharge of such interest;

                  (x) to the Seller, such amount as is necessary to discharge any Premium Advance Amount, which amount the Seller hereby directs the Servicer to pay to the Purchaser in discharge of such Premium Advance Amount;

                  (xi) to the Seller, to reimburse the Seller for any Origination Expenses and Up-front Fees; and

                  (xii) any Available Funds remaining after distribution or discharge of the amounts or liabilities referred to above shall be allocated to Seller Net Cash Flow.

9.2 Any Available Funds allocated to Seller Net Cash Flow as referred to in clause 9.1(xii) shall be remitted on the relevant Distribution Date by the Servicer to the CMC Trust Account.

9.3 All payments to the Seller pursuant to clauses 9.1 and 9.2 hereunder shall be made to the CMC Trust Account for value on the due date for payment.

9.4 The Seller shall, not less frequently than once every three months, prepare and deliver to the Purchaser a report accounting for the costs and expenses incurred by the Seller in connection with the origination and acquisition of the Mortgage Loans sold to the Purchaser pursuant to the Mortgage Purchase Agreement during the period since the date of the previous report so delivered (or, in the case of the first such report, since the date of this Agreement).

9.5 TRUST If the Servicer receives, including in its capacity as agent for the Purchaser, any money whatsoever arising from the Mortgage Loans or any Buildings Policy, which money belongs to the Purchaser or is to be paid to the Purchaser, the Servicer shall pay such money into either the Collection Account [or the Purchaser's Account] in accordance with this Agreement and pending such payment such money shall be held by the Servicer on trust for the Purchaser.

9.6 ALTERATION OF MONTHLY PAYMENT DATE

The Servicer may not alter the date on which each Monthly Payment is due from a Mortgagor without the prior written consent of the Purchaser.

9.7 CMC TRUST ACCOUNT AND COLLECTION ACCOUNT

The Servicer confirms that the CMC Trust Account and the Collection Account have been set up at the date hereof and the Servicer undertakes that (so far as it is able) each such account will continue to be operative and will not be changed without the consent of the party or parties in whose name such account is registered.

10. ENFORCEMENT PROCEDURES

10.1 For the purposes of this Agreement, the Enforcement Procedures shall mean the procedures for the enforcement of and the management of arrears on mortgage loans set out in the Manual as at the date hereof or as subsequently amended in accordance with clause 5.7 but subject always to the provisions of this clause; and completion of the Enforcement Procedures shall have occurred in respect of a particular Mortgage Loan (for the purposes of this clause 10, the "Relevant Mortgage") when the Servicer certifies in writing to the Purchaser that in its opinion, having regard to the circumstances of the relevant Mortgagor and the then applicable Enforcement Procedures, the prospects of any further recovery of amounts due from that Mortgagor are remote or are not sufficiently good to merit further action or proceedings having regard to the amounts which might be recovered and the costs of recovery.

10.2.1 The Servicer shall in relation to any default by a Mortgagor under or in connection with a Mortgage Loan, comply with the then current Enforcement Procedures or, to the extent that the Enforcement Procedures are not applicable having regard to the nature of the default in question, take such action as would a reasonably prudent lender in respect of such default provided that:-

         (i) the Servicer shall only become obliged to comply with the Enforcement Procedures (to the extent applicable) or to take action as aforesaid after it has become aware of the default;

         (ii) it is acknowledged by the Purchaser that mortgage lenders generally exercise discretion in pursuing their respective enforcement procedures and that the Servicer may exercise such discretion as would be exercised by a reasonably prudent lender in applying the Enforcement Procedures to any particular defaulting Mortgagor or taking action as aforesaid and the Purchaser hereby consents to all requisite action from time to time required to be taken by the Servicer in accordance with this Agreement.

10.2.2 The Servicer shall, on a monthly basis, on each Distribution Date report to the Purchaser in writing in a form approved by the Purchaser, such approval not to be unreasonably withheld or delayed, in respect of all Mortgage Loans in respect of which the Mortgagor is known by the Servicer to be in breach of any term of his Mortgage Loan, being a breach which would be likely to prejudice the security provided by the Mortgage Loan, such report to distinguish between those Mortgage Loans in respect of which the Servicer has applied the Enforcement Procedures, those in respect of which it has not and those in respect of which the Enforcement Procedures are not applicable.

11. REDEMPTION

11.1 Upon repayment in full of all sums secured by a Mortgage Loan the Servicer shall procure the discharge of the relevant Mortgage Loan and any collateral security.

11.2 Upon payment in full as aforesaid the Servicer is hereby authorised by the Purchaser subject to the provisions of clause 18.2 to release the relevant Mortgage Loan Documents to the person or persons entitled thereto.

12. REMUNERATION

12.1 The Servicer shall on each Distribution Date, subject to performance of its obligations under this Agreement, be entitled to a Servicing Fee, out of interest payments on the Mortgage Loans, calculated as one-twelfth of the Servicing Fee Rate times the aggregate of the Stated Principal Balance of all Mortgage Loans outstanding with respect to such Distribution Date, which fees shall be payable in accordance with clause 9.1.2(i).

12.2 The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for in this Agreement.

12.3 The Servicing Fee shall be exclusive of value added tax.

13. INFORMATION REQUIREMENTS

13.1 MAINTENANCE OF RECORDS

The Servicer shall keep or procure to be kept the Mortgage Files in a secure place and shall maintain in an adequate form such records as are necessary to enforce each Mortgage Loan and the collateral security therefor. The Servicer shall keep the Mortgage Files in its possession in relation to the Mortgage Loans in such a way that they are clearly identifiable. The Servicer shall maintain records in relation to each Mortgagor and all payments in respect of the Mortgagor's account. Without prejudice to any other rights of the Purchaser to have access thereto, the Servicer shall ensure that Mortgage Loan Documents (including any in computer tape format) held by the

Servicer or to its order which contain information relating to the Mortgage Loans shall, on not less than two business days' notice in writing given by the Purchaser to the Servicer or, if there shall have occurred and be continuing an Event of Default or if the Purchaser shall have given notice in writing to the Servicer of the occurrence of an event which in the reasonable opinion of the Purchaser would result in an Event of Default, forthwith upon request made by the Purchaser in normal business hours, be made available to the Purchaser and shall procure that the Purchaser shall be provided with such assistance as either of them may reasonably require to enable information relating to the Mortgage Loans to be extracted therefrom, subject to the obligations on the part of the Purchaser as to confidentiality contained in clause 20.

13.1.2 All Mortgage Loan Documents held by the Servicer shall be held by it to the order of the Purchaser. The Servicer hereby waives any lien to which it would otherwise be entitled in relation thereto.

13.2 DISTRIBUTION DATE STATEMENTS, MANAGEMENT ACCOUNTS & REPORT ON REDEMPTIONS AND DISPOSALS

On each Distribution Date, the Servicer shall provide a statement to the Purchaser setting out the following information:-

         13.2.1 the amount of such distribution allocable to principal on an actuarial basis (including a separate breakdown of any principal prepayments and indicating the date of such prepayment);

         13.2.2 the amount of such distribution allocable to Concessionary Interest (and the amount of such distribution allocable to Non-Concessionary Interest which is received for the period since the preceding Distribution Date)

         13.2.3 the amount of such distribution allocable to Prepayment Amounts;

         13.2.4 the amount of the fees payable to the Servicer, duly received by the Servicer during any such period;

         13.2.5 the aggregate Stated Principal Balance of the Mortgage Loans as of the close of business on the related Determination Date including a breakdown by reference to the type of Mortgage Loan (ie. whether Amortising Loan or Interest Only Loan);

         13.2.6 the aggregate of any expenses reimbursed to the Servicer hereunder during the prior since the last Determination Date;

         13.2.7 the weighted average maturity of the Mortgage Loans as of the close of business on the applicable Determination Date;

         13.2.8 the weighted average Non-Concessionary Mortgage Rate and the weighted average Concessionary Mortgage Rate of the Mortgage Loans as of the close of business on the applicable Determination Date;

         13.2.9 the number and aggregate principal balances of Mortgage Loans
         (a) in arrears (i) 31 days, (ii) 61 days, (iii) 91 days or more and (b) as to which a procedure for a possession order or other means of enforcement or calling-up has commenced;

         13.2.10 the aggregate amount of Monthly Advances made hereunder, included in such distribution, and the aggregate amount of such Monthly Advances outstanding as of the close of business on the applicable Determination Date;

         13.2.11 the amount of realisation proceeds following mortgage enforcement;

         13.2.12 the amount of all proceeds received by the Servicer in respect of any buildings insurance, defective title or like insurance policy, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's customary procedures in that regard (as set out in the Manual);

         13.2.13 the amount of all awards or settlements in respect of disputes or compulsory purchase proceedings or planning blight affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's customary procedures in that regard (as set out in the Manual);

         13.2.14 the amounts, if any, payable in connection with the repurchase of any Mortgage Loan pursuant to clause 8 of the Mortgage Purchase Agreement.

Within a reasonable period of time after the end of each calendar year, the Servicer will furnish a report to the Purchaser which shall state the aggregate of amounts reported pursuant to sub-clauses 13.2.1-3.

13.3 STATUTORY ACCOUNTS

The Servicer shall:

         13.3.1 as soon as the same become available, but in any event within 120 days after the end of each of its financial years, deliver to the Purchaser accounts comprising balance sheet, profit and loss account and sources and application of funds statement for such financial year;

         13.3.2 as soon as the same become available, but in any event within 60 days after the end of each quarter during each of its financial years, deliver to the Purchaser its unaudited accounts as at the end of and for that three month period.

13.4 ACCESS TO BOOKS AND RECORDS

The Servicer shall, subject to all applicable laws, permit the Purchaser and the Purchaser's auditors, to have access to all books of record and account relating to the administration of the Mortgage Loans and related matters in accordance with this Agreement.

13.5 SERVICER'S CERTIFICATE

Not later than seventy five days after the end of each accounting reference period of the Servicer, the Servicer shall deliver to the Purchaser a certificate signed by two directors of the Servicer (and confirmed by the auditors of the Servicer within 20 business days after the delivery of such certificate as being fair and reasonable on the basis of their own investigations) to the effect that the Servicer shall have applied funds in accordance with clauses 8 and 9 hereof.

14. INSURANCES

14.1 The Servicer will administer the arrangements for insurance to which the Purchaser is a party or in which it has an interest and which relate to the Mortgage Loans.

BUILDINGS INSURANCE

14.2 The Servicer shall not knowingly take any action or omit to take any action which would result in the avoidance or termination of any applicable Buildings Policy or other policy providing equivalent cover in relation to a Mortgage Loan or would reduce the amount payable on any claim. The Servicer shall use all reasonable endeavours to keep in full force and effect each Buildings Policy of which it is aware (or other policy providing equivalent cover) in relation to any Mortgage Loan and associated Mortgaged Property to which it applies other than assuming any liability for the premium thereon.

14.3 The Servicer shall take such action as the Purchaser shall reasonably direct in order that the cover provided by any applicable Buildings Policy or other applicable policy providing equivalent cover shall not lapse. In the event that a Mortgagor, fails to pay when due any premium on any Buildings Policy the Servicer shall pay such premium on behalf of the Purchaser and charge it to the Purchaser as an expense.

14.4.1 If a claim is made under any Buildings Policy or other policy providing equivalent cover for an amount less than or equal to pound-sterling1,000 or such other figure as is for the time being the maximum amount of insurance proceeds which the Servicer in accordance with its then normal practice and with the agreement of the Purchaser permits to be paid direct to borrowers (the "Maximum Amount") the proceeds of such claim, if received by the Servicer, may be sent directly to the Mortgagor.

14.4.2 The Servicer shall prepare and submit on behalf of the Purchaser any application required by them to be prepared and submitted in order to make a claim under any Buildings Policy or such other policy. In such a case the Servicer may (and so that the cost shall be an Enforcement Expense) (but shall not be obliged to, unless the Purchaser so directs) instruct a valuer to check that satisfactory reinstatement has taken place and to review the value of the Mortgaged Property in respect of which the claim was made as security for the relevant Mortgage Loan. The Servicer will arrange for the proceeds of any such claim in excess of the Maximum Amount either (i) to be applied in making good the damage in respect of which it was paid but only in such instance if the Servicer shall have received evidence satisfactory to it that the works in relation to which such payment is paid have been completed, or (ii) to be paid to the relevant Mortgagor but only in such instance if the Servicer has satisfied itself that at the time of such payment all amounts then due and owing from the Mortgagor under his Mortgage Loan have been paid.

14.5 The Servicer shall manage the arrangements for collection and payment by Mortgagors of premiums in relation to the Buildings Policies or other policies providing equivalent cover (whether collected as part of a Monthly Payment or otherwise) (unless otherwise agreed with a Mortgagor) in accordance with the Mortgage Loan Documents, and the payment thereof to the relevant insurance company.

14.6.1 Upon receipt of notice that any Mortgaged Property is not insured against fire and other perils (including subsidence) under a householder's comprehensive insurance policy or similar policy in accordance with the terms of each Mortgage Loan, the Servicer will arrange such insurance in accordance with the terms of each Mortgage Loan.

14.6.2 Without prejudice to the foregoing, the Servicer shall in any event, on behalf of the Purchaser, use all reasonable endeavours to ensure that each Mortgaged Property is kept insured in accordance with the Mortgage Purchase Agreement.

15. MORTGAGE LOAN DOCUMENTS

15.1 Upon request of the Purchaser, within seven business days following each Closing Date, the Servicer shall deliver to the Purchaser photocopies of the Mortgage Loan Documents. As soon as practicable following each Closing Date, the Servicer shall deliver to the Purchaser information as to the location of, and the persons holding, the Mortgage Loan Documents. The Servicer shall not later than ten business days following each quarter provide to the Purchaser a report in the agreed form identifying (i) all Mortgage Loans in respect of which the information as to the location of, and persons holding, the Mortgage Loan Documents or any of them has changed since the Initial Closing Date or, as the case may be, the date of the previous such report, (ii) the new location of, and the identity of the new person holding, Mortgage Loan Documents and (iii) the reason for the change.

15.2 If by the second anniversary of completion any of the Mortgage Loan Documents in respect of any Mortgage Loan has not at any time on or before such date been delivered to or to the order of the Purchaser, the Servicer shall indemnify the Purchaser against any and all losses suffered by it as a result of any of such Mortgage Loan Document not having been so delivered by such date.

15.3 The Servicer shall keep or shall procure that there are kept the Mortgage Loan Documents and Buildings Policies in safe custody.

15.4 The Servicer shall deliver or procure delivery of the Mortgage Loan Documents to or to the order of the Purchaser upon written request and shall provide access to the same to the Purchaser and/or its agents at all reasonable times. The Servicer acknowledges that the Mortgage Loan Documents in its possession custody or control or held to its order are held to the order of the Purchaser.

15.5 The Seller and the Servicer agree that the Purchaser shall have the right to direct that the Mortgage Loan Documents relating to any Mortgage Loans purchased by the Purchaser and serviced hereunder be delivered to a third party storage facility designated by the Purchaser in consultation with the Servicer and the Seller for safekeeping.

16. DATA PROTECTION

The Servicer will ensure that it has (and will, if appropriate, endeavour to procure that the Purchaser has) all appropriate registrations, licences and authorities required under the Data Protection Act 1984 to enable each of them to perform the servicing and administration obligations under this Agreement.

17. SOFTWARE

17.1 The Servicer will use all reasonable endeavours (including being responsible for the costs thereof or of obtaining any such licence or sub-licence as is referred to in this clause) to negotiate with the relevant parties so that any intellectual property rights not owned by it but used by it in connection with the performance of its obligations under this Agreement and in particular all software programs used in connection with the Mortgage Loans and their administration are, or are permitted to be charged, assigned by way of security, licensed or sub-licensed on a non-exclusive basis to the Purchaser (as the case may be) so as to permit the Purchaser to use such intellectual property rights only in connection with the administration of the Mortgage Loans for so long as any of the Mortgage Loans are outstanding.

18. TERMINATION

18.1 If an Event of Default under the Mortgage Purchase Agreement shall occur or an event shall occur with respect to the Servicer that, if such event occurred with respect to the Seller, it would be an Event of Default under the Mortgage Purchase Agreement (mutatis mutandis), the Purchaser may terminate the Servicer's rights and entitlements under this Agreement and cease to be under any further obligations hereunder and take such other action in relation to this Agreement and/or the Servicer as set out in clauses 14 and 15 of the Mortgage Purchase Agreement as if the same was set out herein, mutatis mutandis and on such termination all authority and power of the Servicer under this Agreement shall be terminated and of no further effect and the Servicer shall not thereafter unless directed by the Seller hold itself out in any way as the agent of the Purchaser or the Seller.

18.2 Upon termination of this Agreement pursuant to clause 18.1 the Servicer shall forthwith deliver (and in the meantime hold on trust for, and to the order of, the Purchaser) or procure the delivery to the Purchaser or as it shall direct the Mortgage Files, the Mortgage Loan Documents, the Buildings Policies, (in which case certified copies thereof only shall be delivered) all books of account, papers, records, registers, computer tapes, correspondence and documents in its possession or under its control relating to the affairs of or belonging to the Purchaser and the Mortgage Loans and any other security therefor, any moneys then held by the Servicer on behalf of the Purchaser and any other assets and rights of the Purchaser (including, without limitation, all licences and sub-licences referred to in clause 17 granted to the Purchaser) and shall take such further action as the Purchaser may reasonably direct.

18.3 The Servicer shall deliver to the Purchaser forthwith after becoming aware thereof a notice of any Event of Default or any event which with the giving of notice or lapse of time or other condition would constitute a Event of Default and which could give rise to termination of this Agreement pursuant to clause 18.1.

18.4 Termination of this Agreement shall be without prejudice to all liabilities of the Purchaser due to the Servicer or of the Servicer due to either or both the Purchaser incurred before the date of such termination or vice versa.

18.5 On termination of the appointment of the Servicer under the provisions of this clause, the Servicer shall be entitled to receive all fees and other monies due to it accrued up to the date of termination less any amounts due from the Servicer to the Purchaser but shall not be entitled to any other or further compensation. Such monies so receivable by the Servicer shall be paid by the Purchaser on the dates on which they would otherwise have fallen due hereunder.

19. FURTHER ASSURANCE

The parties hereto agree that they will co-operate fully to do all such further acts and things and execute any further documents as may be necessary or desirable to give full effect to the arrangements contemplated by this Agreement.

20. CONFIDENTIALITY

None of the parties hereto shall during the continuance of this Agreement or after its termination disclose to any person, firm or company whatsoever any information relating to the business, finances or other matters of a confidential nature of any other party hereto or, save as provided in this Agreement, the Mortgagors of which it may in the course of its duties hereunder or otherwise have become possessed and all the parties hereto shall use all reasonable endeavours to prevent any such disclosure as aforesaid PROVIDED HOWEVER that the provisions of this clause shall not apply:

         20.1 to any information already known to the recipient otherwise than as a result of entering into this Agreement or the Mortgage Purchase Agreement;

         20.2 to any information subsequently received by the recipient which it would otherwise be free to disclose;

         20.3 to any information which is or becomes public knowledge otherwise than as a result of the conduct of the recipient;

         20.4 to any extent that the recipient is required to disclose the same pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any governmental or other authority (including, without limitation, of any official bank examiners or regulators);

         20.5 to the extent that the recipient needs to disclose the same for the protection or enforcement of any of its rights under any of the agreements referred to in paragraph (a) above or any other Relevant Document or in connection herewith or therewith or, in the case of the Purchaser, for the purpose of discharging, in such manner as it thinks fit, its duties under or in connection with such agreements or Relevant Documents in each case to such persons as require to be informed of such information for such purposes;

         20.6 to any information disclosed to professional advisers who receive the same under a duty of confidentiality;

         20.7 to any information disclosed with the consent of the parties hereto; or

         20.8 to any information disclosed to a prospective substitute servicer.

21. NOTICES

The provisions of clause 17 of the Mortgage Purchase Agreement are hereby incorporated herein, mutatis mutandis in relation to any notice or other communication to be made or delivered as between the parties hereto.

22. VARIATION AND WAIVERS

No variation or waiver of this Agreement shall be effective unless it is in writing and signed by (or by some person duly authorised by) each of the parties, but no such variation need be affected under seal. No single or partial exercise of, or failure or delay in exercising, any right under this Agreement shall, unless otherwise herein provided, constitute a waiver or preclude any other or further exercise of that or any other right.

23. ASSIGNMENT

The Servicer may not, without the prior written consent of the Purchaser, assign or transfer its rights and/or obligations under this Agreement.

24. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of England (other than any terms hereof particular to the laws of Scotland which shall be construed in accordance therewith) and the parties hereby submit to the jurisdiction of the courts of England and Wales.

25. SELLER'S CONFIRMATION AND GUARANTEE

25.1 The Seller hereby enters into this Agreement to confirm all powers and discretions conferred on the Servicer hereunder.

25.2 The Seller unconditionally and irrevocably guarantees to the Purchaser the due and punctual payment, performance and discharge of the liabilities and obligations of the Servicer hereunder ("Obligations"). If and whenever the Servicer shall default in the due payment, performance or discharge of the Obligations the Seller shall, upon written demand by the Purchaser, promptly perform or discharge the Obligations in respect of which such default has been made.

25.3 Neither the obligations of the Seller nor the rights and remedies of the Purchaser under this clause 25 or otherwise conferred by law shall be discharged prejudiced or impaired by reason of:-

         25.3.1 any variation of any of the Obligations or of the terms or conditions of this Agreement or of any encumbrance, guarantee or other assurance held or to be held as security for the payment, performance or discharge of the Obligations (any such encumbrance, guarantee or other assurance together hereinafter referred to as "related security");

         25.3.2 any failure on the part of the Purchaser (whether intentional or not) to take, perfect or realise (whether in full or in part) any related security now or in the future agreed to be taken in respect of any of the Obligations;

         25.3.3 any incapacity or change in the constitution of the Servicer or the Seller or the Purchaser's absorption into or amalgamation with any other person or the acquisition of all or part of the Purchaser's undertaking by any other person;

         25.3.4 any of the Obligations or any obligation of any person under this Agreement or under any related security being or becoming invalid, illegal, void or unenforceable for any reason;

         25.3.5 any time or other indulgence given or agreed to be given by the Purchaser to, or any composition or other arrangement made with or accepted from, either the Servicer in respect of any of the Obligations or any other person in respect of any of its obligations under any related security;

         25.3.6 any waiver or release of any of the Obligations or of any obligation of any person under any related security or any failure to realise in full or in part the value of, or any discharge or exchange of, any related security;

         25.3.7 the Servicer being wound up, going into administration or liquidation or making any composition or arrangement with its creditors (whether or not sanctioned by the court and whether or not the Purchaser has agreed to such compromise or arrangement) or the making of a bankruptcy order in respect of any such person and so that where, by virtue of any compromise or arrangement, any part of the Obligations are transferred to any other person, the guarantee hereunder shall take effect as if the expression "Servicer" included such other person; or

         25.3.8 any other act, event or omission which, but for this provision, would or might operate to offer any legal or equitable defence for or impair or discharge the Seller's obligations under the guarantee hereunder or any obligation of any person under any related security or prejudicially affect the rights or remedies of the Purchaser under such guarantee or otherwise conferred by law.

25.4 The obligations of the Seller under this clause 25 are additional to, and not in substitution for, any related security and the Purchaser may enforce this clause 25 without first having recourse to any related security and without making or filing any claim or proof in a winding-up or dissolution of the Servicer or the winding-up, dissolution or bankruptcy of any other person or first taking any steps or proceedings against the Servicer or any such person.

25.5 Until all of the Obligations have been satisfied in full (and the Purchaser is under no further obligation, actual or contingent, to the Servicer under or pursuant to this Agreement) the Seller shall not:-

         25.5.1 exercise any right of subrogation, indemnity, set-off or counterclaim against the Servicer or any person party to any related security;

         25.5.2 claim payment of any other monies for the time being due to it by the Servicer or any person party to any related security by reason of the performance by it of its obligations hereunder or any related security or on any account whatsoever or exercise any other right or remedy or enforce any encumbrance, guarantee or other assurance which it has in respect thereof;

         25.5.3 claim any contribution from any person party to any related security;

         25.5.4 negotiate, assign, encumber or otherwise dispose of any monies, obligations or liabilities now or at any future time due or owing to it by the Servicer or by any person party to any related security or any encumbrance, guarantee or other assurance in respect thereof; or

         25.5.5 claim or prove in a winding-up or dissolution of the Servicer or any person party to any related security in competition with the Purchaser.

IN WITNESS whereof the parties have caused this Agreement to be executed under seal the day and year first before written.

[N.B. TO COMPLY WITH SCOTTISH EXECUTION REQUIREMENTS ALL PARTIES SHOULD EXECUTE ON THIS PAGE ALSO]

                                  THE SCHEDULE

                                  THE SERVICES

1. THE MORTGAGE ADMINISTRATION SERVICES

Without prejudice to the generality of the provisions of the Agreement of which this Schedule forms part, the Servicer shall:-

         (a) continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the Manual, follow such collection procedures as it would follow with respect to loans comparable to the Mortgage Loans held for its own account;

         (b) keep records/books of account/documents for the Purchaser and in relation to the Mortgage Loans;

         (c) keep records for all taxation purposes including VAT;

         (d) notify Mortgagors of any change in their Monthly Payment, the related Non-Concessionary Mortgage Rate and the related Concessionary Mortgage Rate (in accordance with this Agreement);

         (e) assist the Purchaser's auditors and provide information to them upon reasonable request;

         (f) provide a redemption statement upon the request of a Mortgagor's solicitor;

         (g) notify Mortgagors of any change in the premium payable on any buildings insurance policy relating to any Mortgaged Property arising from such policy being index-linked and the cover increasing as a result thereof and of changes generally in the premium payable under any Buildings Policy;

         (h) liaise with Mortgagors and their solicitors and/or licensed conveyancers (as the case may be).

2. GENERAL SERVICES

The Servicer shall:-

         (a) make all filings, give all notices and make all registrations and other notifications from time to time required in relation to the Purchaser as holder of an interest in the Mortgage Loans;

         (b) keep general books of account and records of the Purchaser, provide accounting services, including reviewing receipts and payments, supervising and assisting in the preparation of interim statements and final accounts, supervising and assisting in the preparation of its tax returns;

         (c) (subject to being put in funds accordingly) procure the payment by the Seller of all the out-of-pocket expenses of the Seller incurred by the Seller including without limitation:-

                  (i)      all taxes which may be due or payable by the Seller;

                  (ii) all necessary filing and other fees in compliance with regulatory requirements;

                  (iii) all legal and audit fees and other professional advisory fees;

                  (iv) all premiums payable by the Seller in respect of all Buildings Policies; and

         (d) subject to the provisions of this Agreement take all reasonable steps to recover all sums due to the Purchaser or in which the Purchaser has an interest for the time being.

 SIGNED by                                  )
 for and on behalf of                       )
 the PURCHASER                              )




 ...........................................
 Director/Authorised Officer

 SIGNED by                                  )
 for and on behalf of                       )
 the SELLER                                 )




 ...........................................
 Director

 SIGNED by                                  )
 for and on behalf of                       )
 the SERVICER                               )




 ...........................................
 Director

                                    EXHIBIT E

                FORM OF CHARGE AND ASSIGNMENT BY WAY OF SECURITY

THIS CHARGE AND ASSIGNMENT BY WAY OF SECURITY is made on March 28, 1996

BETWEEN:-

(1) CITY MORTGAGE CORPORATION LIMITED, a company incorporated in England and Wales under number 3043776 whose registered office is at 19 Cavendish Square, London W1A 2AW ("the Seller");

(2) CITY MORTGAGE SERVICING LIMITED, a company incorporated in England and Wales under number 3043775, whose registered office is at Harcourt House, 19 Cavendish Square, London W1A 2AW ("the Servicer" which expression shall include its successors in title and permitted assigns);

(3) GREENWICH INTERNATIONAL, LTD. a company incorporated in Bermuda whose registered office is at Gibbons Buildings, Suite 306, 10 Queen Street, Hamilton, Bermuda and whose branch in the United Kingdom is at 1 Jermyn Street, 7th Floor, London SW1Y 4UH ("the Purchaser" which expression shall include its successors in title and permitted assigns)

WHEREAS:-

(A) Pursuant to a Commitment Letter ("Commitment Letter") of even date herewith between the Seller (1) and the Purchaser (2) the Seller and the Purchaser have agreed the terms on which certain mortgages, collateral securities and ancillary rights and benefits will be sold to the Purchaser from time to time.

(B) Pursuant to a Loan Note Instrument ("the Note Instrument") of even date herewith executed by the Seller the Seller has constituted $38,000,000 6.20 Secured Loan Notes 1996 and 1997 and has issued or agreed to issue the Notes (as defined in the Note Instrument) to the Purchaser pursuant to its obligation contained in the Letter Agreement.

(C) Pursuant to a Mortgage Purchase Agreement ("Mortgage Purchase Agreement") of even date herewith between the Seller (1) and the Purchaser (2) the Seller has agreed to sell and the Purchaser has agreed to purchase certain mortgages, together with the benefit of the collateral security therefor and certain ancillary rights and benefits.

(D) Under a Servicing Agreement ("Servicing Agreement") of even date herewith between the Purchaser, the Seller and the Servicer, the Servicer shall provide administration and accounting services to the Purchaser in relation to such mortgages purchased by the Purchaser.

(E) Certain accounts have been established pursuant to the Mortgage Purchase Agreement and the Servicing Agreement and the Seller and the Servicer, in order to secure performance of their respective obligations under the Mortgage Purchase Agreement, the Servicing Agreement, Commitment Letter, the Letter Agreement, the Note Instrument and the Notes, have agreed to charge and assign by way of security all their rights, interests and entitlements in relation to such accounts and the monies deposited therein from time to time to the Purchaser.

(F) By way of further security aforesaid, the Seller has agreed to assign by way of security all its interests, rights and entitlements in relation to the Seller Net Cash Flow.

NOW THIS DEED WITNESSES as follows:-

1. INTERPRETATION

1.1 In this Charge and Assignment by way of Security the following words shall have the following meanings:-

         "CMC TRUST ACCOUNT" means the account number [ ] sort code [ ] entitled "City Mortgage Corporation: Trust Account" at National Westminster Bank plc's branch at 21 Lombard Street, London EC3P 3AR, or such other account as may with the prior written consent of the Purchaser be utilised for the time being as the CMC Trust Account;

         "DOCUMENTS" means the Commitment Letter, the Letter Agreement, the Note Instrument, the Notes, the Mortgage Purchase Agreement and the Servicing Agreement;

         "LETTER AGREEMENT" means the letter agreement dated 28 March 1996 addressed by the Seller to the Purchaser pursuant to which (inter alia) a commitment letter dated 26 May 1995 was terminated; and

         "SECURED OBLIGATIONS" means all obligations and liabilities of the Seller to the Purchaser under or in connection with the Documents, whether such obligations and liabilities are actual or contingent, present or future and in whatever capacity the same are owed or incurred from time to time.

1.2 Other words and expressions in this Charge and Assignment by way of Security shall have the have the same meanings as those given in the Documents.

1.3 Any reference to any "Document" or other agreement or instrument shall be construed as a reference to such Document, agreement or instrument as from time to time varied, extended, supplemented or novated.

2. ASSIGNMENT AND CHARGE

2.1 The Seller with full title guarantee hereby charges and assigns and agrees to charge and assign absolutely to the Purchaser, as security for the observance and performance of the Secured Obligations all the Seller's right, title and interest in the


Bracketed ("[ ]") sections represent redacted language for which the Company has been granted confidential treatment. Such language has been filed separately with the Commission.

Funding Account, the CMC Trust Account and the Seller Net Cash Flow provided that the Seller shall, at its own cost, be entitled to require the reassignment and discharge of all its rights, title and interests hereby charged and assigned following final discharge of the Secured Obligations.

2.2 The Servicer with full title guarantee hereby charges and assigns and agrees to charge and assign absolutely to the Purchaser, as security for the observance and performance of all the liabilities and obligations of the Servicer to the Purchaser under the Servicing Agreement all the Servicer's right, title and interest in the Collection Account provided that the Servicer shall, at its own cost, be entitled to require the reassignment and discharge of all its rights, title and interests hereby charged and assigned following final discharge of all the obligations and liabilities of the Servicer to the Purchaser aforesaid.

2.3 The Seller and the Servicer respectively shall, immediately following the execution of this Charge and Assignment by way of Security, give notice thereof to each of the banks at which the Funding Account and the CMC Trust Account is held and request an acknowledgement of such notice to be sent to the Purchaser.

3. NEGATIVE PLEDGE AND WITHDRAWALS

3.1 NEGATIVE PLEDGE

The Seller and the Servicer hereby respectively represent to the Purchaser that they have not created, and covenant with the Purchaser that without the prior written consent of the Purchaser they will not create, any mortgage, pledge, lien, charge or other security over, and have not otherwise encumbered, assigned or transferred and will not otherwise encumber, assign or transfer, the whole or any part of their right, title or interest in or to the assets the subject of the security hereby created except pursuant to the terms of the Mortgage Purchase Agreement, the Commitment Letter or the Note Instrument. Provided that the Purchaser understands and agrees that the Seller may grant a charge to The First National Bank of Boston ("the Bank") over the Seller Net Cash Flow to secure a maximum amount not to exceed US$30,000,000 (unless otherwise agreed in writing by the Purchaser); and the Purchaser agrees that the Purchaser's first ranking security over the Seller Net Cash Flow shall be limited as a matter of priority as between the Purchaser and the Bank to pound-sterling10,000,000 (inclusive of Premium Advance Amounts) and, prior to the date that Cityscape Corp. provides a guarantee in respect of the Seller's obligations as provided in clause 10.2 of the Note Instrument, the excess of the Seller Net Cash Flow over the amount secured by the charge in favour of the Bank permitted under this clause, until such time as the Bank security is discharged.

3.2 WITHDRAWALS

No withdrawals may be made from the Funding Account or the CMC Trust Account without the prior written consent of the Purchaser or in accordance with the provisions of the Servicing Agreement.

4. CONTINUING SECURITY

The security constituted by this Charge and Assignment by way of Security shall be a continuing security notwithstanding any variation or amendment of the terms of the Documents or by any time or indulgence granted by the Purchaser in respect of the liabilities and obligations hereby secured and shall be in addition to and shall not operate so as in any way to prejudice or affect (nor shall it be prejudiced or affected by) any other security which the Purchaser at present holds or may after the execution of this Charge and Assignment by way of Security from time to time hold in respect of the liabilities and obligations hereby secured.

5. FURTHER ASSURANCE

The Seller and the Servicer hereby respectively agree that at any time and from time to time upon the written request of the Purchaser it will promptly and duly perform such acts and execute and deliver any and all such further instruments and documents as the Purchaser may require for the purpose of obtaining or realising the full benefit of this Charge and Assignment by way of Security and the Seller and the Servicer hereby respectively appoint the Purchaser as their attorney for any such purpose. The power of attorney hereby granted is as regards the Purchaser, as the Seller and the Servicer hereby respectively acknowledge, granted irrevocably and for value as part of the security constituted by this Charge and Assignment by way of Security to secure a proprietary interest of and the performance of obligations owed to the Purchaser within the meaning of the Powers of Attorney Act 1971.

6. WAIVER

No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Charge and Assignment by way of Security and no course of dealing between the Purchaser and the Seller and/or the Servicer respectively shall operate as a waiver of any such power, right or remedy nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise of the same or the exercise of any other power, right or remedy.

7. NOTICES

The provisions of clause 16 of the Mortgage Purchase Agreement are hereby incorporated herein, mutatis mutandis.

8. LAW AND JURISDICTION

The provisions of clause 19 of the Mortgage Purchase Agreement are hereby incorporated herein, mutatis mutandis.

This Charge and Assignment by way of Security has been duly executed by the parties on the date stated above.

 SIGNED as a deed by                )
 for and on behalf of               )
 CITY MORTGAGE                      )
 SERVICING LIMITED                  )

                                            Director

                                            Director /s/ Martin Brand

 SIGNED as a deed by                )
 for and on behalf of               )
 CITY MORTGAGE                      )
 SERVICING LIMITED                  )


                                            Director /s/ David A. Steene

                                            Director

 SIGNED as a deed by                        )
 for and on behalf of                       )
 GREENWICH INTERNATIONAL,                   )
 LTD.                                       )


                                            Director /s/ Gregory B. Bowes